PHOENIX INVESTMENT PARTNERS

                          ANNUAL REPORT

                                        DECEMBER 31, 2000

   ZWEIG                              > Phoenix-Zweig
                                        Appreciation Fund

                                      > Phoenix-Zweig
                                        Foreign Equity Fund

                                      > Phoenix-Zweig
                                        Government Cash Fund

                                      > Phoenix-Zweig
                                        Government Fund

                                      > Phoenix-Zweig
                                        Growth & Income Fund

                                      > Phoenix-Zweig
                                        Managed Assets

                                      > Phoenix-Zweig
                                        Strategy Fund


[LOGO] PHOENIX
       INVESTMENT PARTNERS

MESSAGE FROM THE PRESIDENT

DEAR SHAREHOLDER:
[PHOTO]


  Last year was a dismal affair for the markets. The Nasdaq Composite(1) plunged 39.3%, its worst year since its creation in 1971. The Dow Jones Industrial Average(2) fell 4.7%, its poorest calendar year since 1981. The S&P 500 Index(3) lost 9.2%, its weakest showing since 1977. It was a difficult year to make money.



  There are lots of reasons for the market's bleak performance. For one thing, the Federal Reserve was still tightening during the year. By midyear they had done the sixth of several tightenings that began in 1999. And, as I always say, "Don't fight the Fed."



  Second, there was a bubble in the Internet stocks, especially in the "dot com" companies. That bubble, which burst in March, had the effect of pulling down the Nasdaq composite for the rest of the year. Because many of the larger Nasdaq stocks were also represented in the S&P 500, that helped to pull down that group. Even the Dow did not escape totally because it contained some technology stocks, such as Microsoft, Intel, IBM, and Hewlett-Packard that also appear in the other indices.



  I also think there was too much optimism early in the year, too much speculation in the market, and too much margin debt. To make matters worse, in October there was a tremendous amount of mutual fund tax-selling. Many mutual funds have fiscal years that end October 31 for excise tax purposes. When they finally let up in November and December, it was the public's turn to sell for taxes. This tax-selling continued right up to the end of the year and it was something the markets could not overcome. Then there were the enormous number of margin calls in the final months of the year that kept putting more pressure on the markets, especially the Nasdaq.



  For the long term, it is bullish for the markets when the Fed changes course and cuts sharply. Initial cuts by the Fed are pretty potent. Going back to 1950, the Dow Jones Industrial Average has gone up 11% in the following six months and 19.8% in the year. That's far higher than the average gains the market achieved over such periods.



  I think we need more Fed cuts to get the next bull market rolling. We already have excessive pessimism. A lot of people are sold out and there is a fair amount of cash on the sidelines. That's the liquidity we need to get the bull market going. It would also be helpful if inflation behaved. If inflation starts to creep up, there would be no more Fed cuts. The Fed is the catalyst, and I think we will see at least a few more cuts. A tax reduction could also help. There's a good chance we will get some tax relief, but I have no idea what form it will take and when Congress will get around to it.



(1) THE NASDAQ COMPOSITE MEASURES TECHNOLOGY-ORIENTED STOCK TOTAL-RETURN PERFORMANCE.


(2) THE DOW JONES INDUSTRIAL AVERAGE MEASURES LARGE-CAPITALIZATION STOCK TOTAL-RETURN PERFORMANCE.


(3) THE S&P 500 INDEX MEASURES BROAD STOCK MARKET TOTAL-RETURN PERFORMANCE.


THE INDICES ARE UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT.


             Mutual funds are not insured by the FDIC; are not deposits or other obligations of a bank and are not guaranteed by a bank; and are subject to investment risks, including possible loss of the principal invested.

  In the recent long bull market we saw investors rushing to buy on the dips, which helped the markets bounce back. There are still a number of people who buy on dips--the day-traders, for example. However, they have been overwhelmed by the sellers. The amounts of buying and selling are always equal. But the pressure that comes from one side is not so equal. The markets went down last year for many reasons that included worries about the economy and earnings. Companies have reported poor earnings and the market couldn't withstand that. I suspect that much of that has been discounted, and the market will begin to overlook weaker earnings provided the Fed keeps cutting.



  Many economists warn that the risk of recession is high this year because consumer spending and business investments are down, with the rising interest rates and higher energy costs. Others say we are in a normal cyclical slowdown. I think it could go either way. There are two reasons why we might be facing a recession. One is that the purchasing managers' index dropped under 44. The last nine times that happened we had eight recessions plus a near miss in 1966 and 1977 when we had one down quarter. The other is that the four-week average of initial unemployment claims has risen by more than 100,000. The five times that happened, we had recessions.



  Our economy is very broadly diversified, much more so than it was years ago. It is much more service-oriented and it will be harder to a get a recession going. We are definitely in some sort of slowdown, but I don't know whether it will turn into a recession. I do believe that if the Fed keeps cutting, it would truncate a recession or perhaps head one off before it fully develops.



  Corporate profits for the first half of this year are expected to show their first decline since 1998, but this is not necessarily a negative for the market. The best market returns frequently occur in the middle of recessions. For example, earnings were down and the market soared in the recession periods of late 1970 and early 1971, late 1974 and the first half of 1975, the spring of 1980, 1982, most of 1991, and the latter part of 1998. Surprisingly, the market tends to do better when earnings are poor.



  Summing up, the chief market positive is that the Fed has finally gotten friendly to the markets. Second, tremendous pessimism has been built up on the sidelines, and that's a big plus. I would like to see the Fed cut at the minimum one more time. There are not too many negatives out there. I would not worry too much about sagging earnings or a soft economy as long as the Fed does the right thing and keeps cutting. In view of the above and my favorable indicators, I am reasonably bullish right now.



  We consider flexibility the hallmark of our research. As a result, we will continue to respond to changes in market conditions. We believe this risk-averse strategy, coupled with our value bias, will over the long term help our investors achieve their long-term investment goals.



  On the following pages, the funds' portfolio management teams comment on the performance of each of the funds. If you have any questions, please contact your financial advisor or Mutual Fund Services at 1-800-243-1574.


Sincerely,

/s/ Martin E. Zweig signature


Martin E. Zweig, Ph.D.



JANUARY 3, 2001

TABLE OF CONTENTS


Phoenix-Zweig Appreciation Fund...........................................     4
Phoenix-Zweig Foreign Equity Fund.........................................    18
Phoenix-Zweig Government Cash Fund........................................    30
Phoenix-Zweig Government Fund.............................................    37
Phoenix-Zweig Growth & Income Fund........................................    44
Phoenix-Zweig Managed Assets..............................................    57
Phoenix-Zweig Strategy Fund...............................................    70
Notes to Financial Statements.............................................    81

PHOENIX-ZWEIG APPRECIATION FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM

Q: HOW WOULD YOU DESCRIBE THE FUND'S INVESTMENT OBJECTIVE AND STRATEGY?


A: The goal of the Phoenix-Zweig Appreciation Fund is to provide investors with the growth potential of small-capitalization stocks with less risk and volatility than the market. To achieve this goal, we emphasize Dr. Martin Zweig's widely recognized market research for the Fund's asset allocation decision. With the benefit of the Zweig market analysis, we reduce our equity exposure as we see market risk rising, and gradually increase our exposure as the market risk declines. Our objective is to participate solidly during rising markets and substantially protect the bulk of those gains from major market declines.



    We utilize a bottom-up quantitative approach for the stock selection process. We favor equities with a favorable balance between their valuation and earnings growth. We also focus on structuring the portfolio with similar characteristics to the Russell 2000. In this way, we highlight Dr. Zweig's work and limit relative risk while adding value with our disciplined stock selection technique. Investors should note that small-company investing involves added risks, such as greater price volatility and less liquidity.


Q: HOW DID THE FUND PERFORM DURING THE 12 MONTHS ENDED DECEMBER 31, 2000?


A: The Fund's Class I shares rose 2.23%, Class A shares were up 1.99%, Class B shares gained 1.23%, and Class C shares returned 1.22%. In comparison, the Russell 2000 Index(1) was down 3.02%. We are pleased with the Fund's positive progress this year and believe that the portfolio is positioned to do well going forward. All performance figures assume reinvestment of dividends and exclude the effect of sales charges.


Q: HOW WAS THE FUND POSITIONED OVER THE LAST YEAR?

A: The Fund began the year conservatively positioned with a 56% equity exposure. It remained in the mid- to low-50% range through May. Our monetary model stayed in bearish territory during this part of the year due to an overheating economy, the threat of inflation, and the hawkish stance of the Federal Reserve Board. In addition, investor euphoria over "new economy" stocks and the IPO market depressed our sentiment model, which is a contrary indicator. The Fund benefited from our conservative allocation, especially during the severe market sell-off in March and April when the speculative bubble finally burst.


    Starting in June, the Fund's equity exposure was gradually increased until it reached the year-end exposure of 91%. The tides were turning in the markets. Six Federal Reserve hikes over the past year and a half cooled the economy, and the yield curve began reverting to a more normalized upward slope. Investor "irrational exuberance" over a few select stocks diminished as the market leaders disappointed, resulting in improved market breadth. These changes were reflected positively in our models.


(1) THE RUSSELL 2000 INDEX MEASURES SMALL-COMPANY STOCK TOTAL-RETURN
    PERFORMANCE.
(2) THE NASDAQ INDEX MEASURES TECHNOLOGY-ORIENTED STOCK TOTAL-RETURN
    PERFORMANCE.
THE INDICES ARE UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT.

Q: WHAT MARKET FACTORS HAD THE GREATEST EFFECT ON PERFORMANCE?


A: For the first three months of 2000, market leadership was very narrow. Only a few dozen stocks representing the "new economy" performed well at the expense of all others. The following nine months were much different. The Fed continued to raise the Fed funds rate, the Nasdaq(2) bubble burst, energy prices taxed the consumer, and the post-presidential election ballot recount(s) all made investors rethink the near-term growth of the market.


    During this period, the Fund benefited from its conservative asset allocation both by smoothing the impact of market volatility and, more importantly, protecting the Fund on the downside. In addition, our disciplined stock selection techniques returned to favor as companies with earnings were once again desirable and basic fundamental analysis rewarded. Further, the improved breadth of the market benefited our diversified, core investment approach.

Q: WHAT IS YOUR CURRENT OUTLOOK?


A: We enter 2001 with a pretty bullish equity exposure of approximately 90%. The key for us has always been to be in gear with the major market trend. With interest rates declining, inflation in check, and pessimism soaring, our asset allocation models dictate that we maintain a substantial commitment to stocks. If our indicators continue to show low risk, we will remain bullishly postured. As always, we maintain a disciplined, flexible, and risk-averse approach. If conditions deteriorate, we will take steps to reduce our exposure to the market. Most important, we will manage the Fund with as much emphasis on risk control as on seeking strong returns.


                                                                JANUARY 15, 2001

Phoenix-Zweig Appreciation Fund

AVERAGE ANNUAL TOTAL RETURNS(1)                           PERIOD ENDING 12/31/00


                                                  INCEPTION    INCEPTION
                                1 YEAR  5 YEARS  TO 12/31/00      DATE
                                ------  -------  -----------  ------------
Class A Shares at NAV(2)         1.99%    7.22%       9.44%      10/7/91
Class A Shares at POP(3)        (3.87)    5.96        8.75       10/7/91
Class B Shares at NAV(2)         1.23       --        6.13        4/8/96
Class B Shares with CDSC(4)     (2.24)      --        5.92        4/8/96
Class C Shares at NAV(2)         1.22     6.46        7.64        2/3/92
Class C Shares with CDSC(4)      1.22     6.46        7.64        2/3/92
Class I Shares at NAV(2)         2.23       --        6.91       11/1/96
Russell 2000 Index(7)           (3.02)   10.31      Note 6        Note 6



(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
(4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1.25% in the first year and 0% thereafter.
(5) This chart illustrates POP returns on Class A shares since inception. Returns on Class B, Class C and Class I shares will vary due to differing sales charges.
(6) Index performance is 13.14% for Class A (since 10/7/91), 9.79% for Class B (since 4/8/96), 11.67% for Class C (since 2/3/92) and 10.27% for Class I (since 11/1/96), respectively.
(7) The Russell 2000 Index is an unmanaged, commonly used measure of small-cap stock total return performance. The Index's performance does not reflect sales charges.
     All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GROWTH OF $10,000                                           PERIODS ENDING 12/31
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          Phoenix-Zweig Appreciation
                     Fund Class A(5)  Russell 2000 Index(7)
10/7/91                       $9,425                $10,000
12/31/91                     $10,016                $10,787
12/31/92                     $10,969                $12,772
12/31/93                     $12,576                $15,187
12/30/94                     $12,346                $14,911
12/29/95                     $15,308                $19,151
12/31/96                     $17,664                $22,310
12/31/97                     $21,873                $27,299
12/31/98                     $21,661                $26,604
12/31/99                     $21,272                $32,259
12/31/00                     $21,696                $31,284



This Growth of $10,000 chart assumes an initial investment of $10,000 made on 10/7/91 (inception of the Fund) in Class A shares and reflects the maximum sales charge of 5.75% on the initial investment. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.


SECTOR WEIGHTINGS                                                       12/31/00
As a percentage of equity holdings
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Financials           21    %
Consumer Cyclicals   17
Technology           15
Health Care          13
Consumer Staples     11
Other                 9
Energy                8
Capital Goods         6

Phoenix-Zweig Appreciation Fund


 TEN LARGEST EQUITY HOLDINGS AT DECEMBER 31, 2000 (AS A PERCENTAGE OF TOTAL NET
                                    ASSETS)


    1.  Fidelity National Financial, Inc.                              1.5%
        TITLE INSURANCE COMPANY
    2.  Capitol Federal Financial                                      1.4%
        KANSAS-BASED SAVINGS BANK
    3.  GreenPoint Financial Corp.                                     1.3%
        NEW YORK-BASED SAVINGS BANK
    4.  Reckson Associates Realty Corp.                                1.3%
        REAL ESTATE INVESTMENT TRUST
    5.  Omnicare, Inc.                                                 1.2%
        LONG-TERM CARE PHARMACEUTICAL SERVICES PROVIDER
    6.  Public Service Company of New Mexico                           1.2%
        UTILITY PROVIDER
    7.  Precision Castparts Corp.                                      1.2%
        MANUFACTURES CASTINGS FOR AIRCRAFT ENGINES
    8.  Lennar Corp.                                                   1.1%
        RESIDENTIAL COMMUNITY BUILDER
    9.  Boston Properties, Inc.                                        1.1%
        REAL ESTATE INVESTMENT TRUST
   10.  Valero Energy Corp.                                            1.1%
        OIL AND GAS REFINER

                        INVESTMENTS AT DECEMBER 31, 2000

                                           SHARES      VALUE
                                          --------  ------------
COMMON STOCKS--87.8%
AEROSPACE/DEFENSE--1.3%
BE Aerospace, Inc.(b)...............        3,700   $     59,200
Precision Castparts Corp............       41,200      1,732,975
                                                    ------------
                                                       1,792,175
                                                    ------------
AIR FREIGHT--0.5%
EGL, Inc.(b)........................        8,600        205,862
Expeditors International of
Washington, Inc.....................        6,900        370,444
Iron Mountain, Inc.(b)..............        5,000        185,625
                                                    ------------
                                                         761,931
                                                    ------------

AIRLINES--0.6%
AirTran Holdings, Inc.(b)...........       22,700        164,575
Frontier Airlines, Inc.(b)..........       20,200        624,937
                                                    ------------
                                                         789,512
                                                    ------------

BANKS (REGIONAL)--4.0%
BancWest Corp.......................       46,600      1,217,425
Colonial BancGroup, Inc. (The)......       17,600        189,200
East West Bancorp, Inc..............       32,500        810,469
Greater Bay Bancorp.................       36,400      1,492,400
Hibernia Corp. Class A..............       49,600        632,400
Investors Financial Services
Corp................................        4,900        421,400
Silicon Valley Bancshares(b)........        4,900        169,356
Southwest Bancorporation of Texas,
Inc.(b).............................        6,300        270,506

                                           SHARES      VALUE
                                          --------  ------------
BANKS (REGIONAL)--CONTINUED
Sterling Bancshares, Inc............       20,100   $    396,975
                                                    ------------
                                                       5,600,131
                                                    ------------

BIOTECHNOLOGY--1.6%
ArQule, Inc.(b).....................        4,700        150,400
Enzon, Inc.(b)......................        9,300        577,181
Genencor International, Inc.(b).....        3,900         70,200
Immunomedics, Inc.(b)...............        5,100        109,650
Myriad Genetics, Inc.(b)............        3,100        256,525
NeoRx Corp.(b)......................       32,900        172,725
OSI Pharmaceuticals, Inc.(b)........        7,400        592,925
Regeneron Pharmaceuticals,
Inc.(b).............................        6,300        222,173
Serologicals Corp.(b)...............        4,300         64,769
                                                    ------------
                                                       2,216,548
                                                    ------------

BROADCASTING (TELEVISION, RADIO & CABLE)--0.1%
Emmis Communications Corp.
Class A(b)..........................        3,300         94,669

BUILDING MATERIALS--0.1%
Dal-Tile International, Inc.(b).....       10,300        146,131

CHEMICALS--0.3%
Airgas, Inc.(b).....................       55,200        376,050

CHEMICALS (SPECIALTY)--0.6%
Methanex Corp.(b)...................       47,700        307,069
RPM, Inc............................       67,100        574,544
                                                    ------------
                                                         881,613
                                                    ------------

                       See Notes to Financial Statements                       7

Phoenix-Zweig Appreciation Fund

                                           SHARES      VALUE
                                          --------  ------------
COMMUNICATIONS EQUIPMENT--2.2%
Cable Design Technologies
Corp.(b)............................       47,750   $    802,797
Celeritek, Inc.(b)..................        6,700        255,437
McData Corp. Class B(b).............          200         10,950
Mitel Corp.(b)......................       18,100        145,931
Plantronics, Inc.(b)................       19,000        893,000
Polycom, Inc.(b)....................        6,300        202,781
SpectraLink Corp.(b)................       17,100        246,881
SymmetriCom, Inc.(b)................        7,700         75,075
Tekelec(b)..........................       12,100        363,000
UTStarcom, Inc.(b)..................        1,000         15,500
Western Multiplex Corp.(b)..........        4,500         30,937
                                                    ------------
                                                       3,042,289
                                                    ------------

COMPUTERS (HARDWARE)--0.4%
Computer Network Technology
Corp.(b)............................       13,600        391,850
Digital Lightwave, Inc.(b)..........        3,500        110,906
Micron Electronics, Inc.(b).........       23,100         90,234
                                                    ------------
                                                         592,990
                                                    ------------

COMPUTERS (PERIPHERALS)--0.7%
Iomega Corp.(b).....................      180,300        607,611
M-Systems Flash Disk Pioneers
Ltd.(b).............................       14,000        195,125
Rainbow Technologies, Inc.(b).......        1,000         15,812
Secure Computing Corp.(b)...........       14,500        143,187
                                                    ------------
                                                         961,735
                                                    ------------

COMPUTERS (SOFTWARE & SERVICES)--5.1%
AremisSoft Corp.(b).................        6,900        294,544
Avant! Corp.(b).....................       19,400        355,262
Aware, Inc.(b)......................        7,600        134,900
Carreker Corp.(b)...................       16,300        566,425
Centra Software, Inc.(b)............        8,600         33,325
Dendrite International, Inc.(b).....       15,700        351,287
Descartes Systems Group, Inc.
(The)(b)............................        3,600         86,400
EXE Technologies, Inc.(b)...........        3,800         49,400
eLoyalty Corp.(b)...................       15,000         97,031
Embarcadero Technologies, Inc.(b)...        1,500         67,500
eSPEED, Inc. Class A(b).............        4,100         64,319
FileNET Corp.(b)....................       15,900        433,275
Identix, Inc.(b)....................       23,000        180,550
Informatica Corp.(b)................        2,100         83,081
Internet Security Systems,
Inc.(b).............................        4,400        345,125
IntraNet Solutions, Inc.(b).........        8,200        418,200
JDA Software Group, Inc.(b).........       22,300        291,294
Keynote Systems, Inc.(b)............        4,500         63,844
Manhattan Associates, Inc.(b).......        4,600        196,075

                                           SHARES      VALUE
                                          --------  ------------
COMPUTERS (SOFTWARE & SERVICES)--CONTINUED
MapInfo Corp.(b)....................        2,000   $     94,500
MatrixOne, Inc.(b)..................        1,100         20,006
Mentor Graphics Corp.(b)............       37,200      1,020,675
Netegrity, Inc.(b)..................        6,950        377,906
NetScout Systems, Inc.(b)...........        1,100         11,000
OPNET Technologies, Inc.(b).........        1,400         21,087
OTG Software, Inc.(b)...............        8,400        135,581
Objective Systems Integrators,
Inc.(b).............................        1,900         33,487
Pharmacopeia, Inc.(b)...............        7,600        165,775
Rare Medium Group, Inc.(b)..........          800          1,525
Red Hat, Inc.(b)....................       23,200        145,000
SeeBeyond Technology Corp.(b).......       10,500        107,625
StarBase Corp.(b)...................       30,500         71,484
Sybase, Inc.(b).....................       26,100        517,106
Vitria Technology, Inc.(b)..........        2,900         22,475
Websense, Inc.(b)...................       10,700        155,150
WebTrends Corp.(b)..................        7,100        205,456
                                                    ------------
                                                       7,217,675
                                                    ------------

CONSTRUCTION (CEMENT & AGGREGATES)--0.0%
AMCOL International Corp............        9,200         43,700

CONSUMER FINANCE--0.4%
AmeriCredit Corp.(b)................       20,100        547,725

DISTRIBUTORS (FOOD & HEALTH)--3.2%
AmeriSource Health Corp.
Class A(b)..........................       29,200      1,474,600
Bindley Western Industries, Inc.....       13,700        569,406
First Horizon Pharmaceutical
Corp.(b)............................        3,200         98,400
Owens & Minor, Inc..................       51,300        910,575
Patterson Dental Co.(b).............        9,600        325,200
Priority Healthcare Corp.
Class B(b)..........................       14,300        583,619
Schein (Henry), Inc.(b).............       10,500        363,562
United Natural Foods, Inc.(b).......       14,900        262,612
                                                    ------------
                                                       4,587,974
                                                    ------------

ELECTRIC COMPANIES--2.6%
NRG Energy, Inc.(b).................       48,400      1,346,125
Public Service Company of New
Mexico..............................       64,900      1,740,131
Unisource Energy Corp...............       32,600        613,287
                                                    ------------
                                                       3,699,543
                                                    ------------

ELECTRICAL EQUIPMENT--3.1%
Amphenol Corp. Class A(b)...........        2,700        105,806
BEI Technologies, Inc...............       13,300        154,612
Benchmark Electronics, Inc.(b)......       16,900        381,306
C&D Technologies, Inc...............       17,100        738,506

8                      See Notes to Financial Statements

Phoenix-Zweig Appreciation Fund

                                           SHARES      VALUE
                                          --------  ------------
ELECTRICAL EQUIPMENT--CONTINUED
Checkpoint Systems, Inc.(b).........       25,600   $    190,400
Excel Technology, Inc.(b)...........        9,000        179,578
Harman International Industries,
Inc.................................       18,100        660,650
Park Electrochemical Corp...........       13,100        402,006
Pemstar, Inc........................       19,000        167,437
Plexus Corp.(b).....................        5,200        158,031
Power-One, Inc.(b)..................        4,000        157,250
SLI, Inc............................       16,400        105,575
Sensormatic Electronics Corp.(b)....       39,000        782,437
Vicor Corp.(b)......................        5,100        154,912
                                                    ------------
                                                       4,338,506
                                                    ------------

ELECTRONICS (COMPONENT DISTRIBUTORS)--0.4%
Pioneer-Standard Electronics,
Inc.................................       39,100        430,100
Somera Communications, Inc.(b)......        9,100         79,056
                                                    ------------
                                                         509,156
                                                    ------------
ELECTRONICS (INSTRUMENTATION)--0.8%
Nanometrics, Inc.(b)................        8,700        120,169
Newport Corp........................        2,700        212,245
Therma-Wave, Inc.(b)................        5,300         74,200
Transgenomic, Inc.(b)...............        9,300         97,650
Trimble Navigation Ltd.(b)..........       14,700        352,800
Varian, Inc.(b).....................       10,200        345,525
                                                    ------------
                                                       1,202,589
                                                    ------------

ELECTRONICS (SEMICONDUCTORS)--1.6%
AXT, Inc.(b)........................        6,200        204,987
Exar Corp.(b).......................        8,100        250,973
Micrel, Inc.(b).....................        1,400         47,162
Microsemi Corp.(b)..................       11,400        317,062
Pericom Semiconductor Corp.(b)......       16,700        308,950
REMEC, Inc.(b)......................       10,000         96,250
SIPEX Corp.(b)......................       11,100        265,706
Silicon Laboratories, Inc.(b).......        3,500         50,312
Stratos Lightwave, Inc.(b)..........       17,300        295,181
TriQuint Semiconductor, Inc.(b).....       11,200        489,300
                                                    ------------
                                                       2,325,883
                                                    ------------

ENGINEERING & CONSTRUCTION--0.2%
Lexent, Inc.(b).....................       15,200        260,300
EQUIPMENT (SEMICONDUCTORS)--0.4%
Cymer, Inc.(b)......................       10,600        272,784

                                           SHARES      VALUE
                                          --------  ------------
EQUIPMENT (SEMICONDUCTORS)--CONTINUED
Semitool, Inc.(b)...................       28,100   $    272,219
                                                    ------------
                                                         545,003
                                                    ------------

FINANCIAL (DIVERSIFIED)--1.6%
Allied Capital Corp.................       39,400        822,475
Doral Financial Corp................       28,600        691,762
Equity Inns, Inc....................       28,000        173,250
Heller Financial, Inc...............       14,300        438,831
Hugoton Royalty Trust...............        6,900        104,362
                                                    ------------
                                                       2,230,680
                                                    ------------

FOODS--1.4%
Flowers Industries, Inc.............       23,400        368,550
Smithfield Foods, Inc.(b)...........       18,800        571,520
Tyson Foods, Inc. Class A...........       81,900      1,044,225
                                                    ------------
                                                       1,984,295
                                                    ------------

FOOTWEAR--1.4%
Kenneth Cole Productions, Inc.(b)...        3,800        152,950
Reebok International Ltd.(b)........       35,500        970,570
Timberland Co. (The) Class A(b).....        8,300        555,063
Wolverine World Wide, Inc...........       24,400        372,100
                                                    ------------
                                                       2,050,683
                                                    ------------

GAMING, LOTTERY & PARI-MUTUEL COMPANIES--1.1%
Argosy Gaming Co.(b)................        5,800        111,288
Aztar Corp.(b)......................        2,600         33,638
International Game Technology(b)....       28,100      1,348,800
                                                    ------------
                                                       1,493,726
                                                    ------------

GOLD & PRECIOUS METALS MINING--0.5%
Stillwater Mining Co.(b)............       16,600        653,210

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--0.3%
Cell Therapeutics, Inc.(b)..........        2,400        108,150
Cima Labs, Inc.(b)..................          800         52,050
ImmunoGen, Inc.(b)..................        2,200         47,163
InKine Pharmaceutical Co.,
Inc.(b).............................        6,300         46,463
SICOR, Inc.(b)......................        6,600         95,288
Taro Pharmaceutical Industries
Ltd.(b).............................        4,700        145,994
                                                    ------------
                                                         495,108
                                                    ------------

HEALTH CARE (HOSPITAL MANAGEMENT)--0.7%
LifePoint Hospitals, Inc.(b)........        2,600        130,325
Quorum Health Group, Inc.(b)........       11,100        174,825

                       See Notes to Financial Statements                       9

Phoenix-Zweig Appreciation Fund

                                           SHARES      VALUE
                                          --------  ------------
HEALTH CARE (HOSPITAL MANAGEMENT)--CONTINUED
RehabCare Group, Inc.(b)............        7,200   $    369,900
Triad Hospitals, Inc.(b)............        9,200        299,575
                                                    ------------
                                                         974,625
                                                    ------------

HEALTH CARE (LONG TERM CARE)--0.3%
Beverly Enterprises, Inc.(b)........       50,600        414,288
HEALTH CARE (MANAGED CARE)--3.4%
Conventry Health Care, Inc.(b)......       28,200        752,588
Express Scripts, Inc. Class A(b)....          200         20,450
Health Net, Inc.(b).................       41,600      1,089,400
Humana, Inc.(b).....................       60,200        918,050
Mid Atlantic Medical Services,
Inc.(b).............................       50,200        994,588
Oxford Health Plans, Inc.(b)........       13,500        533,250
US Oncology, Inc.(b)................       88,200        556,763
                                                    ------------
                                                       4,865,089
                                                    ------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--1.7%
ATS Medical, Inc.(b)................       21,700        307,869
Armor Holdings, Inc.(b).............        2,200         38,363
DENTSPLY International, Inc.........        9,800        383,425
I-STAT Corp.(b).....................        5,600        148,050
Oakley, Inc.(b).....................       27,500        371,250
PolyMedica Corp.(b).................        3,400        113,475
Respironics, Inc.(b)................        9,200        262,200
STERIS Corp.(b).....................       41,000        661,125
Syncor International Corp.(b).......        1,800         65,475
                                                    ------------
                                                       2,351,232
                                                    ------------

HEALTH CARE (SPECIALIZED SERVICES)--3.6%
Accredo Health, Inc.(b).............        4,100        205,769
Advance Paradigm, Inc.(b)...........        6,800        309,400
AmeriPath, Inc.(b)..................        4,000        100,000
Covance, Inc.(b)....................        2,500         26,875
CuraGen Corp.(b)....................        6,700        182,994
DaVita, Inc.(b).....................       40,800        698,700
Omnicare, Inc.......................       81,000      1,751,625
Orthodontic Centers of America,
Inc.(b).............................       29,400        918,750
Pediatrix Medical Group, Inc.(b)....        3,900         93,844
Pharmaceutical Product Development,
Inc.(b).............................       12,700        631,031
Regeneration Technologies,
Inc.(b).............................        7,800        111,150
Renal Care Group, Inc.(b)...........        1,600         43,875
                                                    ------------
                                                       5,074,013
                                                    ------------
HOMEBUILDING--4.3%
Del Webb Corp.(b)...................        8,400        245,700

                                           SHARES      VALUE
                                          --------  ------------
HOMEBUILDING--CONTINUED
Horton (D.R.), Inc..................       60,383   $  1,475,610
Kaufman and Broad Home Corp.........       42,100      1,418,244
LNR Property Corp...................        7,200        158,400
Lennar Corp.........................       43,500      1,576,875
Standard Pacific Corp...............       24,100        563,338
Toll Brothers, Inc.(b)..............       15,000        613,125
                                                    ------------
                                                       6,051,292
                                                    ------------

HOUSEHOLD PRODUCTS (NON-DURABLE)--0.1%
Church & Dwight Co., Inc............        8,200        182,450

INSURANCE (LIFE/HEALTH)--0.5%
Presidential Life Corp..............       50,300        751,356

INSURANCE (MULTI-LINE)--0.3%
StanCorp Financial Group, Inc.......        9,600        458,400

INSURANCE (PROPERTY-CASUALTY)--2.1%
Fidelity National Financial, Inc....       55,900      2,064,806
Old Republic International Corp.....       28,100        899,200
                                                    ------------
                                                       2,964,006
                                                    ------------

INVESTMENT BANKING/BROKERAGE--0.1%
Wit Soundview Group, Inc.(b)........       26,200         94,156

INVESTMENT MANAGEMENT--0.6%
Federated Investors, Inc............       28,800        838,800

IRON & STEEL--0.1%
Maverick Tube Corp.(b)..............        6,800        153,850

LODGING-HOTELS--0.6%
Extended Stay America, Inc.(b)......       58,800        755,580
Prime Hospitality Corp.(b)..........       10,000        116,250
                                                    ------------
                                                         871,830
                                                    ------------

MACHINERY (DIVERSIFIED)--0.2%
MSC Industrial Direct Co., Inc.
Class A(b)..........................       18,163        328,069

MANUFACTURING (DIVERSIFIED)--0.0%
Stewart & Stevenson Services,
Inc.................................        1,400         31,784

MANUFACTURING (SPECIALIZED)--0.3%
Insituform Technologies, Inc.(b)....        1,600         63,800
JLG Industries, Inc.................          800          8,500
Reliance Steel & Aluminum Co........       16,500        408,375
                                                    ------------
                                                         480,675
                                                    ------------

10                     See Notes to Financial Statements

Phoenix-Zweig Appreciation Fund

                                           SHARES      VALUE
                                          --------  ------------
METALS MINING--0.2%
CONSOL Energy, Inc..................       12,000   $    335,250

NATURAL GAS--0.5%
MDU Resources Group, Inc............       13,900        451,750
Western Gas Resources, Inc..........        6,700        225,706
                                                    ------------
                                                         677,456
                                                    ------------

OFFICE EQUIPMENT & SUPPLIES--0.4%
Steelcase, Inc......................        9,600        133,200
Wallace Computer Services, Inc......       25,600        435,200
                                                    ------------
                                                         568,400
                                                    ------------

OIL & GAS (DRILLING & EQUIPMENT)--1.7%
Helmerich & Payne, Inc..............       13,700        601,088
Input/Output, Inc.(b)...............       18,600        189,488
Marine Drilling Cos., Inc.(b).......        4,400        117,700
Offshore Logistics, Inc.(b).........        7,800        168,066
Parker Drilling Co.(b)..............       31,200        157,950
Patterson Energy, Inc.(b)...........        9,200        342,700
UTI Energy Corp.(b).................        8,100        266,288
Unit Corp.(b).......................       30,500        577,594
                                                    ------------
                                                       2,420,874
                                                    ------------

OIL & GAS (EXPLORATION & PRODUCTION)--3.7%
Barrett Resources Corp.(b)..........       13,500        766,969
Brown (Tom), Inc.(b)................        4,500        147,938
Cabot Oil & Gas, Inc. Class A.......       12,300        383,606
Chesapeake Energy Corp.(b)..........       48,600        492,075
Comstock Resources, Inc.(b).........       13,200        194,700
Cross Timbers Oil Co................       43,500      1,207,125
Meridian Resource Corp. (The)(b)....       41,900        361,388
Ocean Energy, Inc.(b)...............       60,200      1,045,975
Pure Resources, Inc.(b).............        2,300         46,575
St. Mary Land & Exploration Co......        3,100        103,269
Vintage Petroleum, Inc..............       21,000        451,500
                                                    ------------
                                                       5,201,120
                                                    ------------
OIL & GAS (REFINING & MARKETING)--1.1%
Valero Energy Corp..................       40,400      1,502,375

PAPER & FOREST PRODUCTS--0.1%
MCSI, Inc.(b).......................        6,200        132,525

PHOTOGRAPHY/IMAGING--0.3%
Concord Camera Corp.(b).............       25,500        420,750

                                           SHARES      VALUE
                                          --------  ------------

PUBLISHING--0.1%
Martha Stewart Living Omnimedia,
Inc. Class A(b).....................        5,200   $    104,325

REITS--5.9%
Boston Properties, Inc..............       35,900      1,561,650
CBL & Associates Properties, Inc....       20,100        508,781
Capital Automotive REIT.............        7,600        104,975
Colonial Properties Trust...........        6,300        164,194
Developers Diversified Realty
Corp................................       23,000        306,188
Federal Realty Investment Trust.....       21,000        399,000
Glimcher Realty Trust...............       40,000        500,000
HRPT Properties Trust...............       76,000        574,750
Health Care REIT, Inc...............        5,400         87,750
Host Marriott Corp..................       73,200        947,025
Innkeepers USA Trust................       45,200        500,025
New Plan Excel Realty Trust.........       21,200        278,250
Reckson Associates Realty Corp......       74,600      1,869,663
United Dominion Realty Trust,
Inc.................................       47,800        516,838
                                                    ------------
                                                       8,319,089
                                                    ------------

RESTAURANTS--3.5%
Bob Evans Farms, Inc................        7,500        159,844
Brinker International, Inc.(b)......       26,200      1,106,950
CBRL Group, Inc.....................       43,300        787,519
Cheesecake Factory, Inc. (The)(b)...       13,750        527,656
Outback Steakhouse, Inc.(b).........       14,700        380,363
Rare Hospitality International,
Inc.(b).............................        3,400         75,863
Ruby Tuesday, Inc...................       70,600      1,076,650
Ryan's Family Steak House,
Inc.(b).............................       32,600        307,663
Wendy's International, Inc..........       18,200        477,750
                                                    ------------
                                                       4,900,258
                                                    ------------

RETAIL (COMPUTERS & ELECTRONICS)--0.4%
Tech Data Corp.(b)..................       19,800        535,528

RETAIL (DISCOUNTERS)--0.6%
Dress Barn, Inc. (The)(b)...........       12,000        348,000
Fred's, Inc.........................          400          8,425
Stein Mart, Inc.(b).................       45,100        524,288
                                                    ------------
                                                         880,713
                                                    ------------

RETAIL (DRUG STORES)--0.6%
Caremark Rx, Inc.(b)................       66,800        905,975

RETAIL (HOME SHOPPING)--0.1%
Insight Enterprises, Inc.(b)........        9,100        163,231

                       See Notes to Financial Statements                      11

Phoenix-Zweig Appreciation Fund

                                           SHARES      VALUE
                                          --------  ------------
RETAIL (SPECIALTY)--2.5%
Barnes & Noble, Inc.(b).............        6,900   $    182,850
Casey's General Stores, Inc.........       71,500      1,068,031
Genesco, Inc.(b)....................       13,500        329,906
Pier 1 Imports, Inc.................      119,300      1,230,281
Venator Group, Inc.(b)..............       42,600        660,300
                                                    ------------
                                                       3,471,368
                                                    ------------

RETAIL (SPECIALTY-APPAREL)--1.0%
Burlington Coat Factory Warehouse
Corp................................        4,200         79,538
Charming Shoppes, Inc.(b)...........       64,600        387,600
Chico's FAS, Inc.(b)................       10,000        208,750
Gymboree Corp. (The)(b).............        7,200         99,900
Men's Wearhouse, Inc. (The)(b)......       23,400        637,650
                                                    ------------
                                                       1,413,438
                                                    ------------

SAVINGS & LOAN COMPANIES--3.4%
Capitol Federal Financial...........      122,100      2,045,175
Downey Financial Corp...............        9,700        533,500
GreenPoint Financial Corp...........       45,800      1,874,938
Net.B@nk, Inc.(b)...................       45,700        299,906
Staten Island Bancorp, Inc..........        4,200         89,775
                                                    ------------
                                                       4,843,294
                                                    ------------

SERVICES (ADVERTISING/MARKETING)--0.2%
ADVO, Inc.(b).......................        3,800        168,625
Forrester Research, Inc.(b).........        2,900        145,181
                                                    ------------
                                                         313,806
                                                    ------------
SERVICES (COMMERCIAL & CONSUMER)--2.4%
Avis Group Holdings, Inc.(b)........       28,092        914,746
Copart, Inc.(b).....................       12,800        275,200
DiamondCluster International,
Inc.(b).............................        6,900        210,450
Digitas, Inc.(b)....................       13,000         65,813
F.Y.I., Inc.(b).....................        4,200        154,875
Galileo International, Inc..........       19,500        390,000
Management Network Group, Inc.
(The)(b)............................        2,300         27,313
Profit Recovery Group International,
Inc. (The)(b).......................       52,100        332,138
ProsoftTraining.com(b)..............       19,300        234,013
Rent-A-Center, Inc.(b)..............        4,000        138,000
Stewart Enterprises, Inc.
Class A.............................       27,875         53,137
Sunrise Assisted Living, Inc.(b)....        9,300        232,500
Superior Energy Services, Inc.(b)...       15,100        173,650
Sylvan Learning Systems, Inc.(b)....        2,300         34,069
West TeleServices Corp.(b)..........        3,200         90,000
                                                    ------------
                                                       3,325,904
                                                    ------------

                                           SHARES      VALUE
                                          --------  ------------

SERVICES (COMPUTER SYSTEMS)--1.2%
Bell Microproducts, Inc.(b).........       17,100   $    271,463
Comdisco, Inc.......................       51,100        584,456
eFunds Corp.(b).....................       21,600        198,450
Ingram Micro, Inc. Class A(b).......       53,100        597,375
                                                    ------------
                                                       1,651,744
                                                    ------------

SERVICES (EMPLOYMENT)--0.6%
Administaff, Inc.(b)................       14,500        394,400
Hall, Kinion & Associates,
Inc.(b).............................        4,800         96,600
On Assignment, Inc.(b)..............        1,300         37,050
Spherion Corp.(b)...................       27,600        312,225
                                                    ------------
                                                         840,275
                                                    ------------

SERVICES (FACILITIES & ENVIRONMENTAL)--0.1%
Tetra Tech, Inc.(b).................        4,600        146,625

TELECOMMUNICATIONS (CELLULAR/WIRELESS)--0.4%
Boston Communications Group,
Inc.(b).............................       11,100        309,413
Metrocall, Inc.(b)..................       18,200          8,531
Powerwave Technologies, Inc.(b).....        5,200        304,200
                                                    ------------
                                                         622,144
                                                    ------------

TELECOMMUNICATIONS (LONG DISTANCE)--0.1%
General Communication, Inc.(b)......       24,300        170,100

TEXTILES (APPAREL)--0.4%
Nautica Enterprises, Inc.(b)........        7,100        108,164
Phillips-Van Heusen Corp............       11,100        144,300
Polo Ralph Lauren Corp.(b)..........       15,800        352,538
                                                    ------------
                                                         605,002
                                                    ------------

TEXTILES (HOME FURNISHINGS)--0.4%
Interface, Inc......................       57,591        500,322

TRUCKERS--0.3%
American Freightways Corp.(b).......          117          3,269
Arkansas Best Corp.(b)..............       10,900        199,606
Arnold Industries, Inc..............       11,000        198,000
Roadway Express, Inc................        1,100         23,306
                                                    ------------
                                                         424,181
                                                    ------------

WASTE MANAGEMENT--0.2%
Waste Connections, Inc.(b)..........        9,900        327,319
----------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $107,747,622)                       124,050,836
----------------------------------------------------------------

12                     See Notes to Financial Statements

Phoenix-Zweig Appreciation Fund

                                           SHARES      VALUE
                                          --------  ------------
FOREIGN COMMON STOCKS--3.2%

BEVERAGES (NON-ALCOHOLIC)--0.3%
Cott Corp. (Canada)(b)..............       65,900   $    502,487
COMMUNICATIONS EQUIPMENT--0.1%
BreezeCom Ltd. (Israel)(b)..........        7,900        113,069
COMPUTERS (HARDWARE)--0.0%
Radware Ltd. (Israel)(b)............        2,000         33,750

COMPUTERS (SOFTWARE & SERVICES)--0.1%
AsiaInfo Holdings, Inc.
(China)(b)..........................       10,500         98,437
RADVision Ltd. (Israel)(b)..........        1,200         14,775
                                                    ------------
                                                         113,212
                                                    ------------

ELECTRIC COMPANIES--0.3%
Huaneng Power International, Inc.
ADR (China).........................       23,336        440,467

ELECTRICAL EQUIPMENT--0.1%
SMTC Corp. (Canada)(b)..............       13,000        177,125

ELECTRONICS (SEMICONDUCTORS)--0.2%
Galileo Technology Ltd.
(Israel)(b).........................       19,000        256,500

INSURANCE (LIFE/HEALTH)--0.4%
Annuity and Life Re (Holdings) Ltd.
(Bermuda)...........................       17,300        552,519

OIL & GAS (EXPLORATION & PRODUCTION)--0.5%
Gulf Indonesia Resources Ltd.
(Indonesia)(b)......................        6,200         57,738
Triton Energy Ltd. (Cayman
Islands)(b).........................       23,000        690,000
                                                    ------------
                                                         747,738
                                                    ------------

SHIPPING--0.7%
Knightsbridge Tankers Ltd.
(Bermuda)...........................       43,200        947,700
TELECOMMUNICATIONS (CELLULAR/WIRELESS)--0.4%
Grupo Iusacell SA de CV ADR
(Mexico)(b).........................       38,200        372,450
Tele Centro Oeste Celular
Participacoes SA ADR (Brazil).......       19,000        184,063
                                                    ------------
                                                         556,513
                                                    ------------

                                           SHARES      VALUE
                                          --------  ------------

TELECOMMUNICATIONS (LONG DISTANCE)--0.1%
Flag Telecom Holdings Ltd.
(Bermuda)(b)........................       17,700   $    110,625
----------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $4,847,837)                           4,551,705
----------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--91.0%
(IDENTIFIED COST $112,595,459)                       128,602,541
----------------------------------------------------------------

                                            PAR
                                           VALUE
                                           (000)
                                          --------
SHORT-TERM OBLIGATIONS--13.3%

U.S. GOVERNMENT SECURITIES--0.4%
U.S. Treasury Bill 5.92%, 2/22/01...      $   500        496,458

FEDERAL AGENCY SECURITIES--3.5%
Freddie Mac Discount Note 6.22%,
1/26/01.............................        5,000      4,978,403

REPURCHASE AGREEMENT--9.4%
Morgan Stanley & Co., Inc,
repurchase agreement, 6.30%, dated
12/29/00 due 1/2/01, repurchase
price $13,343,334, collateralized by
Fannie Mae Bonds 6% to 8.50%, 4/1/28
to 12/1/30, market value
$13,667,558.........................       13,334     13,334,000
----------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $18,808,127)                         18,808,861
----------------------------------------------------------------

TOTAL INVESTMENTS--104.3%
(IDENTIFIED COST $131,403,586)                        147,411,402(a)
Other assets and liabilities, net--(4.3%)              (6,019,229)
                                                     ------------
NET ASSETS--100.0%                                   $141,392,173
                                                     ============


(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $23,616,065 and gross depreciation of $7,756,985 for federal income tax purposes. At December 31, 2000, the aggregate cost of securities for federal income tax purposes was $131,552,322.
(b)  Non-income producing.

                       See Notes to Financial Statements                      13

Phoenix-Zweig Appreciation Fund


                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2000

ASSETS
Investment securities at value
  (Identified cost $131,403,586)                              $  147,411,402
Cash                                                                 109,969
Receivables
  Investment securities sold                                       6,184,447
  Dividends and interest                                             154,791
  Fund shares sold                                                   106,173
                                                              --------------
    Total assets                                                 153,966,782
                                                              --------------
LIABILITIES
Payables
  Investment securities purchased                                 10,313,575
  Fund shares repurchased                                          1,931,009
  Investment advisory fee                                            117,907
  Distribution fee                                                    70,523
  Transfer agent fee                                                  41,079
  Financial agent fee                                                  7,522
  Trustees' fee                                                        2,042
Accrued expenses                                                      90,952
                                                              --------------
    Total liabilities                                             12,574,609
                                                              --------------
NET ASSETS                                                    $  141,392,173
                                                              ==============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $  127,858,095
Distributions in excess of net investment income                     (26,528)
Accumulated net realized loss                                     (2,447,210)
Net unrealized appreciation                                       16,007,816
                                                              --------------
NET ASSETS                                                    $  141,392,173
                                                              ==============
CLASS A
Shares of beneficial interest outstanding, $0.10 par value,
  unlimited authorization (Net Assets $80,690,151)                 7,721,859
Net asset value per share                                             $10.45
Offering price per share $10.45/(1-5.75%)                             $11.09
CLASS B
Shares of beneficial interest outstanding, $0.10 par value,
  unlimited authorization (Net Assets $13,480,706)                 1,315,872
Net asset value and offering price per share                          $10.24
CLASS C
Shares of beneficial interest outstanding, $0.10 par value,
  unlimited authorization (Net Assets $46,235,471)                 4,517,399
Net asset value and offering price per share                          $10.23
CLASS I
Shares of beneficial interest outstanding, $0.10 par value,
  unlimited authorization (Net Assets $985,845)                       92,359
Net asset value and offering price per share                          $10.67



                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2000

INVESTMENT INCOME
Interest                                                      $    3,867,858
Dividends                                                            974,315
Foreign taxes withheld                                                (7,299)
                                                              --------------
    Total investment income                                        4,834,874
                                                              --------------
EXPENSES
Investment advisory fee                                            1,776,981
Distribution fee, Class A                                            289,738
Distribution fee, Class B                                            164,093
Distribution fee, Class C                                            632,203
Financial agent fee                                                  109,507
Transfer agent                                                       328,135
Custodian                                                            138,438
Printing                                                              59,411
Professional                                                          43,540
Registration                                                          31,140
Trustees                                                               9,561
Miscellaneous                                                         25,326
                                                              --------------
    Total expenses                                                 3,608,073
                                                              --------------
NET INVESTMENT INCOME                                              1,226,801
                                                              --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                    7,643,885
Net realized gain on futures contracts                               240,960
Net change in unrealized appreciation (depreciation) on
  investments                                                     (6,463,343)
                                                              --------------
NET GAIN ON INVESTMENTS                                            1,421,502
                                                              --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $    2,648,303
                                                              ==============


14                     See Notes to Financial Statements

Phoenix-Zweig Appreciation Fund

                       STATEMENT OF CHANGES IN NET ASSETS


                                           Year Ended    Year Ended
                                            12/31/00      12/31/99
                                          ------------  -------------
FROM OPERATIONS
  Net investment income (loss)            $  1,226,801  $   1,318,325
  Net realized gain (loss)                   7,884,845     54,900,281
  Net change in unrealized appreciation
    (depreciation)                          (6,463,343)   (72,157,266)
                                          ------------  -------------
  INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                2,648,303    (15,938,660)
                                          ------------  -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income, Class A              (393,858)    (1,252,803)
  Net investment income, Class B               (26,816)       (38,607)
  Net investment income, Class C               (91,291)            --
  Net investment income, Class I                (5,884)       (25,815)
  Net realized gains, Class A               (9,918,008)   (30,871,238)
  Net realized gains, Class B               (1,709,752)    (4,964,628)
  Net realized gains, Class C               (5,977,502)   (22,920,388)
  Net realized gains, Class I                 (114,259)      (435,073)
  In excess of net investment income,
    Class A                                   (458,054)            --
  In excess of net investment income,
    Class B                                    (31,187)            --
  In excess of net investment income,
    Class C                                   (106,171)            --
  In excess of net investment income,
    Class I                                     (6,842)            --
  In excess of net realized gains, Class
    A                                       (1,045,587)            --
  In excess of net realized gains, Class
    B                                         (180,247)            --
  In excess of net realized gains, Class
    C                                         (630,166)            --
  In excess of net realized gains, Class
    I                                          (12,045)            --
                                          ------------  -------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS          (20,707,669)   (60,508,552)
                                          ------------  -------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares
    (2,117,026 and 14,810,527 shares,
    respectively)                           25,248,717    227,104,026
  Net asset value of shares issued from
    reinvestment of distributions
    (1,030,789 and 2,400,385 shares,
    respectively)                           10,476,857     28,239,979
  Cost of shares repurchased (5,971,345
    and 21,524,481 shares, respectively)   (71,484,285)  (330,355,225)
                                          ------------  -------------
Total                                      (35,758,711)   (75,011,220)
                                          ------------  -------------
CLASS B
  Proceeds from sales of shares (164,293
    and 129,606 shares, respectively)        1,957,091      1,900,795
  Net asset value of shares issued from
    reinvestment of distributions
    (183,597 and 402,657 shares,
    respectively)                            1,822,012      4,626,397
  Cost of shares repurchased (686,145
    and 774,237 shares, respectively)       (8,043,204)   (11,349,693)
                                          ------------  -------------
Total                                       (4,264,101)    (4,822,501)
                                          ------------  -------------
CLASS C
  Proceeds from sales of shares (72,864
    and 300,852 shares, respectively)          842,387      4,006,824
  Net asset value of shares issued from
    reinvestment of distributions
    (631,121 and 1,806,014 shares,
    respectively)                            6,257,161     20,696,922
  Cost of shares repurchased (3,748,749
    and 7,166,283 shares, respectively)    (43,877,029)  (106,799,870)
                                          ------------  -------------
Total                                      (36,777,481)   (82,096,124)
                                          ------------  -------------
CLASS I
  Proceeds from sales of shares (1,087
    and 19,302 shares, respectively)            12,975        292,647
  Net asset value of shares issued from
    reinvestment of distributions
    (13,382 and 38,375 shares,
    respectively)                              139,030        460,876
  Cost of shares repurchased (78,049 and
    69,729 shares, respectively)              (951,853)    (1,143,332)
                                          ------------  -------------
Total                                         (799,848)      (389,809)
                                          ------------  -------------
  INCREASE (DECREASE) IN NET ASSETS FROM
    SHARE TRANSACTIONS                     (77,600,141)  (162,319,654)
                                          ------------  -------------
  NET INCREASE (DECREASE) IN NET ASSETS    (95,659,507)  (238,766,866)
NET ASSETS
  Beginning of period                      237,051,680    475,818,546
                                          ------------  -------------
  END OF PERIOD [INCLUDING DISTRIBUTIONS
    IN EXCESS OF NET INVESTMENT INCOME
    OF ($26,528) AND ($708,952),
    RESPECTIVELY]                         $141,392,173  $ 237,051,680
                                          ============  =============


                       See Notes to Financial Statements                      15

Phoenix-Zweig Appreciation Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)


                                                                           CLASS A
                                         ---------------------------------------------------------------------------
                                                                   YEAR ENDED DECEMBER 31
                                         ---------------------------------------------------------------------------
                                            2000             1999             1998             1997             1996
Net asset value, beginning of
  period                                 $ 11.99         $  16.21         $  18.27         $  15.90         $  15.91
INCOME FROM INVESTMENT
  OPERATIONS
  Net investment income (loss)              0.12(4)          0.11(4)          0.07             0.10             0.17
  Net realized and unrealized
    gain (loss)                             0.05            (0.51)           (0.32)            3.67             2.25
                                         -------         --------         --------         --------         --------
      TOTAL FROM INVESTMENT
        OPERATIONS                          0.17            (0.40)           (0.25)            3.77             2.42
                                         -------         --------         --------         --------         --------
LESS DISTRIBUTIONS
  Dividends from net investment
    income                                 (0.05)           (0.12)           (0.07)           (0.09)           (0.17)
  Dividends from net realized
    gains                                  (1.45)           (3.70)           (1.74)           (1.31)           (2.26)
  In excess of net investment
    income                                 (0.06)              --               --               --               --
  In excess of net realized
    gains                                  (0.15)              --               --               --               --
                                         -------         --------         --------         --------         --------
      TOTAL DISTRIBUTIONS                  (1.71)           (3.82)           (1.81)           (1.40)           (2.43)
                                         -------         --------         --------         --------         --------
Change in net asset value                  (1.54)           (4.22)           (2.06)            2.37            (0.01)
                                         -------         --------         --------         --------         --------
NET ASSET VALUE, END OF PERIOD           $ 10.45         $  11.99         $  16.21         $  18.27         $  15.90
                                         =======         ========         ========         ========         ========
Total return(1)                             1.99%          (1.80)%          (0.97)%           23.83%           15.39%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                            $80,690         $126,461         $240,900         $293,809         $275,935

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                        1.72%           1.58%            1.52%             1.52%            1.62%
  Net investment income                     0.99%           0.74%            0.34%             0.61%            1.03%
Portfolio turnover                           265%             92%             117%               77%              88%



                                                                          CLASS B
                                         -------------------------------------------------------------------------
                                                                                                           FROM
                                                         YEAR ENDED DECEMBER 31                          INCEPTION
                                         -------------------------------------------------------         4/8/96 TO
                                            2000            1999            1998            1997         12/31/96
Net asset value, beginning of
  period                                 $ 11.80         $ 16.02         $ 18.13         $ 15.82         $  16.34
INCOME FROM INVESTMENT
  OPERATIONS
  Net investment income (loss)              0.03(4)         0.01(4)        (0.06)          (0.02)            0.03
  Net realized and unrealized
    gain (loss)                             0.05           (0.51)          (0.31)           3.64             1.74
                                         -------         -------         -------         -------         --------
      TOTAL FROM INVESTMENT
        OPERATIONS                          0.08           (0.50)          (0.37)           3.62             1.77
                                         -------         -------         -------         -------         --------
LESS DISTRIBUTIONS
  Dividends from net investment
    income                                 (0.02)          (0.02)             --              --            (0.03)
  Dividends from net realized
    gains                                  (1.45)          (3.70)          (1.74)          (1.31)           (2.26)
  In excess of net investment
    income                                 (0.02)             --              --              --               --
  In excess of net realized
    gains                                  (0.15)             --              --              --               --
                                         -------         -------         -------         -------         --------
      TOTAL DISTRIBUTIONS                  (1.64)          (3.72)          (1.74)          (1.31)           (2.29)
                                         -------         -------         -------         -------         --------
Change in net asset value                  (1.56)          (4.22)          (2.11)           2.31            (0.52)
                                         -------         -------         -------         -------         --------
NET ASSET VALUE, END OF PERIOD           $ 10.24         $ 11.80         $ 16.02         $ 18.13         $  15.82
                                         =======         =======         =======         =======         ========
Total return(1)                             1.23%         (2.45)%         (1.66)%         22.97%            11.01%(3)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                            $13,481         $19,523         $30,370         $22,122           $8,350

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                        2.42%          2.27%           2.22%           2.22%             2.32%(2)
  Net investment income                     0.29%          0.08%          (0.36)%         (0.09)%            0.33%(2)
Portfolio turnover                           265%            92%            117%             77%               88%


(1)  Maximum sales charge is not reflected in total return calculation.
(2)  Annualized.
(3)  Not annualized.
(4)  Computed using average shares outstanding.

16                     See Notes to Financial Statements

Phoenix-Zweig Appreciation Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)


                                                                           CLASS C
                                         ---------------------------------------------------------------------------
                                                                   YEAR ENDED DECEMBER 31
                                         ---------------------------------------------------------------------------
                                            2000             1999             1998             1997             1996
Net asset value, beginning of
  period                                 $ 11.79         $  15.99         $  18.10         $  15.79         $  15.83
INCOME FROM INVESTMENT
  OPERATIONS
  Net investment income (loss)              0.04(4)            --(4)         (0.07)           (0.02)            0.06
  Net realized and unrealized
    gain (loss)                             0.04            (0.50)           (0.30)            3.64             2.22
                                         -------         --------         --------         --------         --------
      TOTAL FROM INVESTMENT
        OPERATIONS                          0.08            (0.50)           (0.37)            3.62             2.28
                                         -------         --------         --------         --------         --------
LESS DISTRIBUTIONS
  Dividends from net investment
    income                                 (0.02)              --               --               --            (0.06)
  Dividends from net realized
    gains                                  (1.45)           (3.70)           (1.74)           (1.31)           (2.26)
  In excess of net investment
    income                                 (0.02)              --               --               --               --
  In excess of net realized
    gains                                  (0.15)              --               --               --               --
                                         -------         --------         --------         --------         --------
      TOTAL DISTRIBUTIONS                  (1.64)           (3.70)           (1.74)           (1.31)           (2.32)
                                         -------         --------         --------         --------         --------
Change in net asset value                  (1.56)           (4.20)           (2.11)            2.31            (0.04)
                                         -------         --------         --------         --------         --------
NET ASSET VALUE, END OF PERIOD           $ 10.23         $  11.79         $  15.99         $  18.10         $  15.79
                                         =======         ========         ========         ========         ========
Total return(1)                             1.22%          (2.49)%          (1.67)%          23.01%            14.54%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                            $46,235          $89,165         $201,789         $248,584         $218,714

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                        2.42%           2.28%            2.22%            2.22%             2.32%
  Net investment income                     0.32%           0.02%           (0.36)%          (0.09)%            0.33%
Portfolio turnover                           265%             92%             117%              77%               88%



                                                                          CLASS I
                                         --------------------------------------------------------------------------
                                                                                                            FROM
                                                         YEAR ENDED DECEMBER 31                          INCEPTION
                                         -------------------------------------------------------         11/1/96 TO
                                            2000            1999            1998            1997          12/31/96
Net asset value, beginning of
  period                                 $ 12.21         $ 16.43         $ 18.46         $ 16.04          $  17.28
INCOME FROM INVESTMENT
  OPERATIONS
  Net investment income (loss)              0.16(4)         0.17(4)         0.09            0.15              0.04
  Net realized and unrealized
    gain (loss)                             0.04           (0.52)          (0.29)           3.71              1.02
                                         -------         -------         -------         -------          --------
      TOTAL FROM INVESTMENT
        OPERATIONS                          0.20           (0.35)          (0.20)           3.86              1.06
                                         -------         -------         -------         -------          --------
LESS DISTRIBUTIONS
  Dividends from net investment
    income                                 (0.06)          (0.17)          (0.09)          (0.13)            (0.04)
  Dividends from net realized
    gains                                  (1.45)          (3.70)          (1.74)          (1.31)            (2.26)
  In excess of net investment
    income                                 (0.08)             --              --              --                --
  In excess of net realized
    gains                                  (0.15)             --              --              --                --
                                         -------         -------         -------         -------          --------
      TOTAL DISTRIBUTIONS                  (1.74)          (3.87)          (1.83)          (1.44)            (2.30)
                                         -------         -------         -------         -------          --------
Change in net asset value                  (1.54)          (4.22)          (2.03)           2.42             (1.24)
                                         -------         -------         -------         -------          --------
NET ASSET VALUE, END OF PERIOD           $ 10.67         $ 12.21         $ 16.43         $ 18.46          $  16.04
                                         =======         =======         =======         =======          ========
Total return(1)                             2.23%         (1.45)%         (0.67)%          24.17%             6.30%(3)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                               $986          $1,903          $2,760          $2,735            $2,202

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                        1.44%          1.27%           1.22%            1.22%             1.32%(2)
  Net investment income                     1.35%          1.14%           0.64%            0.91%             1.33%(2)
Portfolio turnover                           265%            92%            117%              77%               88%


(1)  Maximum sales charge is not reflected in total return calculation.
(2)  Annualized.
(3)  Not annualized.
(4)  Computed using average shares outstanding.

                       See Notes to Financial Statements                      17

PHOENIX-ZWEIG FOREIGN EQUITY FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM

Q: HOW WOULD YOU DESCRIBE THE FUND'S INVESTMENT OBJECTIVE AND STRATEGY?

A: In managing the Fund, we focus on capital appreciation, utilizing a flexible approach to investing in international stocks. Investors should keep in mind that foreign investments pose added risks, such as currency fluctuation, less public disclosure, and economic and political risks.

Q: HOW DID THE FUND PERFORM DURING THE 12 MONTHS ENDED DECEMBER 31, 2000?


A: It was a difficult year for foreign equity funds as a group, and the Phoenix-Zweig Foreign Equity Fund was no exception. However, on a relative basis, the Fund performed well. Class A shares declined 12.18%, Class B shares were down 12.85%, and the Class C shares fell 12.82%. The Morgan Stanley World (excluding U.S.)(1) Index returned a negative 14.41% for the same period; while the average international equity fund in a peer universe of 696 funds was down 15.60%, according to Lipper, Inc. All performance figures assume reinvestment of dividends and exclude the effect of sales charges. We are pleased with our relative performance.


Q: HOW DOES THE TEAM DECIDE TO INVEST IN A PARTICULAR FOREIGN COUNTRY?


A: We presently employ 22 country models that analyze three main categories of indicators: (1) monetary indicators, (2) sentiment indicators, and (3) momentum indicators. Each country's model has its own specific indicators, but all the models incorporate elements from each of the above categories. We use our models to determine the Fund's weighting in each country. For much of the early part of 2000, most of the country models were showing caution as interest rates were still rising in most countries (poor monetary readings). Investors were overly optimistic about equity returns for the upcoming year (bad for our sentiment models), and only technology stocks were rising while the rest of the market was sagging (negative for momentum readings). Ultimately, many of those conditions reversed, and we became much more invested in a diverse range of countries.


Q: HOW IS CURRENCY RISK MANAGED?

A: Whenever we purchase a stock on a non-U.S. exchange, we must pay for that stock in the local currency. We can either buy that currency by selling U.S. dollars and receiving the other currency, or we can borrow the local currency through the foreign exchange forwards market. We often choose to neutralize currency risk -- and thus reduce the Fund's daily volatility -- by hedging our currency risk through foreign exchange forwards contracts. We have created models to help us decide which currencies to hedge and where to remain unhedged.


    On average, we expect the Fund to be hedged back into U.S. dollars about two-thirds of the time. We believe that an occasional exposure to currency risk has the potential to enhance performance, but often it is better to reduce the overall volatility of the Fund by hedging. This hedging process served us very well during the year as the euro, the currency of most of the major European

(1) THE MORGAN STANLEY WORLD (EXCLUDING U.S.) INDEX(1) MEASURES FOREIGN STOCK TOTAL-RETURN PERFORMANCE. THE INDEX IS UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT.

countries, fell dramatically, hurting others who were not hedged against these types of currency moves.


Q: WHAT IS YOUR CURRENT OUTLOOK?


A: As of this writing, our models have us over 90% invested, and many countries look attractive. The Federal Reserve (the central bank of the United States) eased monetary policy, which in turn has helped fuel interest rates lower in many non-U.S. countries including France, Germany, the U.K. and Spain. As a result, our monetary models are quite bullish. Additionally, because many international markets suffered setbacks last year, the sentiment readings of our models are also quite reasonable, helping the overall models. Only market momentum needs to turn positive for us to become fully invested. But, as always, we will continue to monitor our indicators for change in either direction.


                                                                JANUARY 18, 2001

Phoenix-Zweig Foreign Equity Fund

AVERAGE ANNUAL TOTAL RETURNS(1)                           PERIOD ENDING 12/31/00


                                          INCEPTION    INCEPTION
                                1 YEAR   TO 12/31/00      DATE
                                -------  -----------  ------------
Class A Shares at NAV(2)        (12.18)%      5.79%     11/21/97
Class A Shares at POP(3)        (17.23)       3.80      11/21/97
Class B Shares at NAV(2)        (12.85)       5.03      11/21/97
Class B Shares with CDSC(4)     (15.65)       4.26      11/21/97
Class C Shares at NAV(2)        (12.82)       4.95      11/21/97
Class C Shares with CDSC(4)     (12.82)       4.95      11/21/97
Morgan Stanley World
  (excluding U.S.) Index(6)     (14.41)       9.42      11/28/97



(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
(4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1.25% in the first year and 0% thereafter.
(5) This chart illustrates POP returns on Class A shares and CDSC returns for Class B and Class C shares since inception.
(6) The Morgan Stanley World (excluding U.S.) Index is an unmanaged, commonly used measure of foreign stock total return performance. The Index's performance does not reflect sales charges.
     All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GROWTH OF $10,000                                           PERIODS ENDING 12/31
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             Phoenix-Zweig     Phoenix-Zweig     Phoenix-Zweig    Morgan Stanley
            Foreign Equity    Foreign Equity    Foreign Equity  World (excluding
          Fund Class A (5)  Fund Class B (5)  Fund Class C (5)   U.S.) Index (6)
11/24/97            $9,425           $10,000           $10,000           $10,000
12/31/97            $9,528           $10,103           $10,103           $10,098
12/31/98           $10,394           $10,948           $10,939           $12,027
12/31/99           $12,782           $13,363           $13,329           $15,427
12/31/00           $11,226           $11,382           $11,620           $13,204



This Growth of $10,000 chart assumes an initial investment of $10,000 made on 11/21/97 (inception of the Fund) in Class A, B and C shares. The total return for Class A shares reflects the maximum sales charge of 5.75% on the intial investment. The total return for Class B shares reflects the CDSC charges which decline from 5% to 0% over a five year period. The total return for Class C shares reflects the CDSC charges which are 1.25% in the first year and 0% thereafter. Performance assumes dividends and capital gains are reinvested.


COUNTRY WEIGHTINGS                                                      12/31/00
As a percentage of equity holdings
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Other            43    %
Japan            14
United Kingdom   12
Sweden            7
Spain             7
Switzerland       6
Italy             6
Netherlands       5

Phoenix-Zweig Foreign Equity Fund


 TEN LARGEST EQUITY HOLDINGS AT DECEMBER 31, 2000 (AS A PERCENTAGE OF TOTAL NET
                                    ASSETS)


    1.  Telefonaktiebolaget LM Ericsson AB Class B                     4.0%
        INTERNATIONAL LEADER IN TELECOMMUNICATIONS
    2.  Nokia Oyj                                                      3.7%
        SUPPLIER OF DATA, VIDEO AND VOICE NETWORK SOLUTIONS
    3.  BP Amoco PLC                                                   2.0%
        INTEGRATED WORLD OIL PRODUCER
    4.  Telefonica SA                                                  1.5%
        TELECOMMUNICATIONS SERVICES PROVIDER
    5.  Novartis AG Registered Shares                                  1.5%
        BUSINESSES INCLUDE PHARMACEUTICALS, GENERICS, EYECARE PRODUCTS AND
        MEDICINES, CONSUMER HEALTH AND ANIMAL HEALTH
    6.  Roche Holding AG                                               1.4%
        A SWISS PHARMACEUTICAL AND CHEMICAL MANUFACTURER

    7.  Banco Bilbao Vizcaya Argentaria SA                             1.4%
        COMMERCIAL BANK BASED IN SPAIN

    8.  GlaxoSmithKline PLC                                            1.3%
        ETHICAL DRUG PHARMACEUTICAL COMPANY

    9.  Toyota Motor Corp.                                             1.3%
        AUTO MANUFACTURER
   10.  Telecom Italia Mobile SPA                                      1.3%
        ITALIAN TELECOMMUNICATIONS SERVICES PROVIDER

                        INVESTMENTS AT DECEMBER 31, 2000

                                           SHARES     VALUE
                                          --------  ----------
FOREIGN COMMON STOCKS--88.5%
AUSTRALIA--4.4%
AMP Ltd. (Insurance
(Life/Health))......................        1,000   $   11,107
BHP Ltd. (Metals Mining)............        3,200       33,705
Cable & Wireless Optus Ltd.
(Telecommunications (Long
Distance))(b).......................        6,800       14,056
Commonwealth Bank of Australia
(Banks (Money Center))..............        1,200       20,606
National Australia Bank Ltd. (Banks
(Money Center)).....................        1,200       19,210
News Corp. Ltd. (The) (Broadcasting
(Television, Radio & Cable))........        4,600       35,784
OneSteel Ltd. (Iron & Steel)(b).....          800          422
Telstra Corp. Ltd.
(Telecommunications (Long
Distance))..........................        6,700       23,912
                                                    ----------
                                                       158,802
                                                    ----------

CANADA--3.0%
Alcan Aluminum Ltd. (Aluminum)......          100        3,419
BCE, Inc. (Telecommunications (Long
Distance))..........................          100        2,883
Barrick Gold Corp. (Gold & Precious
Metals Mining)......................          300        4,915
Bombardier, Inc. Class B
(Aerospace/Defense).................        1,400       21,578
Canadian Imperial Bank of Commerce
(Banks (Money Center))..............          200        6,192
Dofasco, Inc. (Iron & Steel)........          200        2,676
Nortel Networks Corp.
(Communications Equipment)..........          556       17,861
Royal Bank of Canada (Banks
(Money Center)).....................          800       27,084
Talisman Energy, Inc. (Oil & Gas
(Exploration & Production))(b)......          300       11,115
Thomson Corp. (The) (Publishing)....          100        3,821

                                           SHARES     VALUE
                                          --------  ----------
CANADA--CONTINUED
Toronto-Dominion Bank (The) (Banks
(Money Center)).....................          200   $    5,786
                                                    ----------
                                                       107,330
                                                    ----------

DENMARK--2.0%
A/S Dampskibsselskabet Svendborg
Class B (Shipping)..................            2       23,396
Danske Bank A/S (Banks
(Money Center)).....................        1,000       17,988
Novo Nordisk A/S (Health Care
(Drugs-Major Pharmaceuticals))......          100       17,925
Novozymes A/S Class B
(Biotechnology)(b)..................          100        2,000
Tele Danmark A/S (Telephone)........          250       10,189
                                                    ----------
                                                        71,498
                                                    ----------

FINLAND--4.0%
Nokia Oyj (Communications
Equipment)..........................        3,000      133,785
Outokumpu Oyj (Metals Mining).......          500        3,779
UPM-Kymmene Oyj (Paper & Forest
Products)...........................          250        8,579
                                                    ----------
                                                       146,143
                                                    ----------

FRANCE--4.4%
Alcatel SA Class A (Communications
Equipment)..........................          263       14,938
Axa (Insurance (Multi-Line))........          110       15,904
France Telecom SA
(Telecommunications (Long
Distance))..........................          230       19,855
L'Oreal SA (Household Products
(Non-Durable))......................          275       23,572
LVMH (Louis Vuitton Moet Hennessy)
(Beverages (Alcoholic)).............          138        9,134
Schneider Electric SA (Electrical
Equipment)..........................          160       11,672
Simco SA Registered Shares
(Financial (Diversified))...........          196       13,543

                       See Notes to Financial Statements                      21

Phoenix-Zweig Foreign Equity Fund

                                           SHARES     VALUE
                                          --------  ----------
FRANCE--CONTINUED
TotalFinaElf SA (Oil & Gas
(Refining & Marketing)).............          238   $   35,394
TotalFinaElf SA Strip (Oil & Gas
(Refining & Marketing)).............           72            1
Vivendi Universal SA (Broadcasting
(Television, Radio & Cable))........          222       14,610
                                                    ----------
                                                       158,623
                                                    ----------

GERMANY--4.6%
Allianz AG Registered Shares
(Insurance (Multi-Line))............           70       26,334
BASF AG (Chemicals (Diversified))...          338       15,375
Bayer AG (Chemicals
(Diversified))......................          250       13,167
DaimlerChrysler AG Registered Shares
(Automobiles).......................          474       20,114
Deutsche Bank AG Registered Shares
(Banks (Money Center))..............          275       22,927
Deutsche Telekom AG Registered
Shares (Telecommunications (Long
Distance))..........................          875       26,370
E.On AG (Manufacturing
(Diversified))......................          200       12,167
Schering AG (Health Care
(Drugs-Major Pharmaceuticals))......          150        8,520
Siemens AG (Manufacturing
(Diversified))......................          163       21,310
                                                    ----------
                                                       166,284
                                                    ----------

HONG KONG--2.7%
Cheung Kong (Holdings) Ltd.
(Financial (Diversified))...........        1,500       19,183
China Mobile (Hong Kong) Ltd.
(Telecommunications
(Cellular/Wireless))(b).............        5,000       27,308
Hang Seng Bank Ltd. (Banks
(Money Center)).....................          800       10,769
Hutchison Whampoa Ltd.
(Manufacturing (Diversified)).......        2,200       27,430
Pacific Century Cyberworks Ltd.
(Telephone)(b)......................        7,700        4,985
Sun Hung Kai Properties Ltd.
(Financial (Diversified))...........        1,000        9,968
                                                    ----------
                                                        99,643
                                                    ----------

ITALY--5.3%
Assicurazioni Generali SPA
(Insurance (Life/Health))...........        1,000       39,713
Beni Stabili SPA (Financial
(Diversified))......................          500          241
ENI SPA (Oil (Domestic
Integrated))........................        5,000       31,921
Edison SPA (Electric Companies).....        1,000       11,172
Fiat SPA (Automobiles)..............          300        7,396
Istituto Nazionale delle
Assicurazioni SPA (Insurance
(Life/Health))(b)...................          900        2,924
Riunione Adriatica di Sicurta SPA
(Insurance (Multi-Line))............          840       13,099
San Paolo - IMI SPA (Banks
(Money Center)).....................          515        8,326
Seat Pagine Gialle SPA (Specialty
Printing)...........................           84          187
Telecom Italia Mobile SPA
(Telecommunications
(Cellular/Wireless))................        6,000       47,881
Telecom Italia SPA
(Telecommunications (Long
Distance))..........................        1,500       16,589

                                           SHARES     VALUE
                                          --------  ----------
ITALY--CONTINUED
UniCredito Italiano SPA (Banks
(Money Center)).....................        2,500   $   13,073
                                                    ----------
                                                       192,522
                                                    ----------

JAPAN--12.4%
Acom Co., Ltd. (Consumer Finance)...          100        7,382
Bank of Tokyo-Mitsubishi Ltd. (The)
(Banks (Money Center))..............        3,000       29,869
DDI Corp. (Telecommunications (Long
Distance))..........................            1        4,825
Dainippon Ink & Chemicals, Inc.
(Chemicals (Specialty)).............        1,000        2,977
East Japan Railway Co.
(Railroads).........................            4       23,468
Fujikura Ltd. (Electrical
Equipment)..........................        2,000       14,991
Fujitsu Ltd. (Computers
(Hardware)).........................        2,000       29,492
Hitachi Capital Corp. (Consumer
Finance)............................          100        1,905
Hitachi Ltd. (Manufacturing
(Diversified))......................        3,000       26,743
Kansai Electric Power Co., Inc.
(The) (Electric Companies)..........        1,100       18,677
Matsushita Electric Industrial Co.
Ltd. (Electronics (Component
Distributors))......................        1,000       23,905
Minebea Co., Ltd. (Machinery
(Diversified))......................        1,000        9,264
Nintendo Co., Ltd. (Leisure Time
(Products)).........................          100       15,753
Nippon Soda Co., Ltd. (Chemicals
(Specialty))........................        2,000        4,991
Nippon Telegraph & Telephone Corp.
(Telecommunications (Long
Distance))..........................            6       43,240
Nisshin Flour Milling Co., Ltd.
(Agricultural Products).............        2,000       16,988
Nissho Iwai Corp. (Distributors
(Food & Health))(b).................        8,000        7,566
Promise Co., Ltd. (Consumer
Finance)............................          100        7,093
Sankyo Co., Ltd. (Health Care
(Drugs-Major Pharmaceuticals))......        1,000       23,993
Sanwa Bank Ltd. (The) (Banks
(Money Center)).....................        1,000        7,014
Sharp Corp. (Household
Furnishings & Appliances)...........        1,000       12,067
Sony Corp. (Household Furnishings &
Appliances).........................          100        6,918
Sumitomo Bank Ltd. (The) (Banks
(Money Center)).....................        3,000       30,814
Sumitomo Marine & Fire Insurance
Co., Ltd. (The) (Insurance
(Property-Casualty))................        1,000        6,454
Suzuki Motor Corp. (Automobiles)....        1,000       10,683
Takefuji Corp. (Consumer Finance)...          100        6,305
Toa Corp. (Engineering &
Construction).......................        6,000        6,830
Tokyo Electric Power Co., Inc. (The)
(Electric Companies)................          100        2,482
Toyota Motor Corp. (Automobiles)....        1,500       47,942
                                                    ----------
                                                       450,631
                                                    ----------

MALAYSIA--1.7%
Malayan Banking Berhad (Banks
(Money Center)).....................        8,000       28,421
Malaysia International Shipping
Corp. Berhad (Shipping).............        9,000       14,684
Sime Darby Berhad (Distributors
(Food & Health))....................       10,000       12,526

22                     See Notes to Financial Statements

Phoenix-Zweig Foreign Equity Fund

                                           SHARES     VALUE
                                          --------  ----------
MALAYSIA--CONTINUED
Telekom Malaysia Berhad
(Telecommunications (Long
Distance))..........................        2,000   $    5,947
                                                    ----------
                                                        61,578
                                                    ----------
MEXICO--1.8%
Grupo Modelo SA de CV Series C
(Beverages (Alcoholic)).............        5,000       12,801
Grupo Televisa SA CPO (Broadcasting
(Television, Radio & Cable))(b).....        6,000       13,394
Telefonos de Mexico SA de CV
Series L (Telecommunications (Long
Distance))..........................       14,000       31,909
Wal-Mart de Mexico SA de CV
Series V (Retail (Specialty))(b)....        4,000        7,960
                                                    ----------
                                                        66,064
                                                    ----------

NETHERLANDS--4.6%
ABN AMRO Holding NV (Banks
(Money Center)).....................          707       16,076
Aegon NV (Insurance
(Life/Health))......................          522       21,593
Heineken NV (Beverages
(Alcoholic))........................          100        6,051
ING Groep NV (Financial
(Diversified))......................          390       31,152
KLM Royal Dutch Airlines
(Airlines)(b).......................           75        1,725
Koninklijke (Royal) KPN NV
(Telecommunications (Long
Distance))..........................          201        2,314
Koninklijke (Royal) Philips
Electronics NV (Electronics
(Component Distributors))...........          492       18,024
Royal Dutch Petroleum Co. (Oil
(Domestic Integrated))..............          767       46,993
TNT Post Group NV (Air Freight).....          100        2,418
Unilever NV CVA (Foods).............          254       16,073
Wolters Kluwer NV CVA
(Publishing)........................          200        5,453
                                                    ----------
                                                       167,872
                                                    ----------

NEW ZEALAND--2.4%
Brierley Investments Ltd.
(Manufacturing (Diversified)).......       15,000        1,858
Carter Holt Harvey Ltd. (Paper &
Forest Products)....................       30,000       21,771
Contact Energy Ltd. (Electric
Companies)..........................        5,000        5,863
Fletcher Challenge Building
(Engineering & Construction)........        4,000        3,469
Fletcher Challenge Energy (Oil & Gas
(Exploration & Production)).........          600        2,270
Independent Newspapers Ltd.
(Publishing)........................        3,000        4,261
Lion Nathan Ltd. (Beverages
(Alcoholic))........................        6,000       13,514
Natural Gas Corporation Holdings
Ltd. (Natural Gas)..................        5,000        3,186
Telecom Corporation of New Zealand
Ltd. (Telecommunications (Long
Distance))..........................       15,000       31,927
                                                    ----------
                                                        88,119
                                                    ----------

                                           SHARES     VALUE
                                          --------  ----------

NORWAY--2.1%
Den Norske Bank ASA (Banks (Major
Regional))..........................        2,500   $   13,466
Norsk Hydro ASA (Manufacturing
(Diversified))......................          850       35,953
Orkla ASA (Foods)...................        1,100       21,704
Storebrand ASA (Insurance
(Multi-Line)).......................        1,000        7,087
                                                    ----------
                                                        78,210
                                                    ----------

SINGAPORE--2.0%
Capitaland Ltd. (Financial
(Diversified))(b)...................        3,000        5,190
City Developments Ltd. (Financial
(Diversified))......................        1,000        4,642
Creative Technology Ltd. (Computers
(Peripherals))......................          500        5,680
Oversea-Chinese Banking Corp. Ltd.
(Banks (Major Regional))............        2,100       15,623
SembCorp Industries Ltd.
(Engineering & Construction)........        2,226        2,182
Shangri-La Hotel Ltd.
(Lodging-Hotels)....................        3,000        6,090
Singapore Airlines Ltd.
(Airlines)..........................        2,000       19,838
Singapore Press Holdings Ltd.
(Publishing (Newspapers))...........          548        8,090
Singapore Telecommunications Ltd.
(Telecommunications (Long
Distance))..........................        3,500        5,430
                                                    ----------
                                                        72,765
                                                    ----------

SOUTH AFRICA--3.2%
ABSA Group Ltd. (Banks (Major
Regional))..........................        1,449        5,474
Anglo American Platinum Corp., Ltd.
(Gold & Precious Metals Mining).....          445       20,692
AngloGold Ltd. (Gold & Precious
Metals Mining)......................          289        8,437
De Beers Centenary Linked Units
(Metals Mining).....................          687       18,151
FirstRand Ltd. (Financial
(Diversified))......................       10,111       11,220
Imperial Holdings Ltd. (Retail
(Specialty))(b).....................          683        5,440
Investec Group Ltd. (Banks (Major
Regional))..........................          169        5,626
Liberty Group Ltd. (Insurance
(Life/Health))......................          615        5,484
Nedcor Ltd. (Banks (Major
Regional))..........................          515       11,633
Remgro Ltd. (Manufacturing
(Diversified))......................        1,234        8,444
Sappi Ltd. (Paper & Forest
Products)...........................          457        3,266
Sasol Ltd. (Metals Mining)..........        1,139        7,365
Venfin Ltd. (Telephone).............        1,234        3,285
                                                    ----------
                                                       114,517
                                                    ----------

SPAIN--5.9%
Altadis SA (Tobacco)................          500        7,745
Autopistas, Concesionaria Espanola
SA Registered Shares (Services
(Commercial & Consumer))............          500        4,370
Banco Bilbao Vizcaya Argentaria SA
(Banks (Money Center))..............        3,422       50,922
Banco Santander Central Hispano SA
(Banks (Money Center))..............        3,301       35,330
Empresa Nacional de Electricidad SA
(Electric Companies)................        1,064       18,131

                       See Notes to Financial Statements                      23

Phoenix-Zweig Foreign Equity Fund


                                           SHARES     VALUE
                                          --------  ----------
SPAIN--CONTINUED
Iberdrola SA (Electric Companies)...        1,700   $   21,307
Repsol YPF SA (Oil & Gas
(Refining & Marketing)).............        1,254       20,038
Telefonica SA (Telecommunications
(Long Distance))(b).................        3,390       56,015
                                                    ----------
                                                       213,858
                                                    ----------

SWEDEN--6.0%
Esselte AB Class A (Office
Equipment & Supplies)...............           50          254
ForeningsSparbanken AB (Banks
(Money Center)).....................          700       10,720
Hennes & Mauritz AB Class B (Retail
(Specialty-Apparel))................        1,300       20,115
Sandvik AB (Machinery
(Diversified))......................          100        2,406
Skandia Forsakrings AB (Insurance
(Life/Health))......................        1,200       19,522
Svenska Cellulosa AB Class B
(Household Products
(Non-Durable))......................          100        2,125
Svenska Handelsbanken AB Class A
(Banks (Money Center))..............          900       15,405
Telefonaktiebolaget LM Ericsson AB
Class B (Communications
Equipment)..........................       12,800      145,832
                                                    ----------
                                                       216,379
                                                    ----------
SWITZERLAND--5.6%
Adecco SA (Services (Employment))...           10        6,294
Credit Suisse Group Registered
Shares (Banks (Money Center)).......           50        9,503
Givaudan Registered Shares
(Household Products (Non-
Durable))(b)........................            5        1,322
Nestle SA Registered Shares
(Foods).............................           20       46,652
Novartis AG Registered Shares
(Health Care (Drugs-Major
Pharmaceuticals))...................           30       53,039
Roche Holding AG (Health Care
(Drugs-Major Pharmaceuticals))......            5       50,941
Swiss Re Registered Shares
(Insurance (Property-Casualty)).....           10       23,974
Syngenta AG (Chemicals
(Specialty))(b).....................           19        1,020
UBS AG Registered Shares (Banks
(Money Center)).....................           60        9,793
                                                    ----------
                                                       202,538
                                                    ----------

UNITED KINGDOM--10.4%
AstraZeneca Group PLC (Health Care
(Drugs-Major Pharmaceuticals))......          500       25,208
BP Amoco PLC (Oil (Domestic
Integrated))........................        8,988       72,502
Barclays PLC (Banks
(Money Center)).....................          751       23,245

                                           SHARES     VALUE
                                          --------  ----------
UNITED KINGDOM--CONTINUED
British Telecommunications PLC
(Telecommunications (Long
Distance))..........................        3,845   $   32,854
GlaxoSmithKline PLC (Health Care
(Drugs-Major Pharmaceuticals))(b)...        1,726       48,679
HSBC Holdings PLC (Financial
(Diversified))......................        2,100       30,899
HSBC Holdings PLC (Financial
(Diversified))(c)...................        3,000       44,424
Land Securities PLC (Financial
(Diversified))......................        1,400       17,619
Lloyds TSB Group PLC (Financial
(Diversified))......................        3,355       35,483
Marks & Spencer PLC (Retail
(Department Stores))................        2,584        7,180
Railtrack Group PLC (Railroads).....          200        2,764
ScottishPower PLC (Electric
Companies)..........................          500        3,951
Taylor Woodrow PLC (Homebuilding)...          290          773
Unilever PLC (Foods)................        2,232       19,105
Wolseley PLC (Distributors (Food &
Health))............................        1,800       12,194
                                                    ----------
                                                       376,880
                                                    ----------
--------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $3,021,473)                         3,210,256
--------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--88.5%
(IDENTIFIED COST $3,021,473)                         3,210,256
--------------------------------------------------------------

                                            PAR
                                           VALUE
                                           (000)
                                          --------
SHORT-TERM OBLIGATIONS--13.8%

REPURCHASE AGREEMENT--13.8%
Morgan Stanley & Co., Inc.
repurchase agreement, 6.30%, dated
12/29/00 due 1/2/01, repurchase
price $499,349 collateralized by
Fannie Mae bond 7.50%, 2/1/30,
market value $509,063...............      $   499      499,000
--------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $499,000)                             499,000
--------------------------------------------------------------



TOTAL INVESTMENTS--102.3%
(IDENTIFIED COST $3,520,473)                            3,709,256(a)
Other assets and liabilities, net--(2.3%)                 (82,125)
                                                     ------------
NET ASSETS--100.0%                                   $  3,627,131
                                                     ============



(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $519,934 and gross depreciation of $381,728 for federal income tax purposes. At December 31, 2000, the aggregate cost of securities for federal income tax purposes was $3,571,050.
(b)  Non-income producing.
(c)  Security traded at Hong Kong Exchange.

24                     See Notes to Financial Statements

Phoenix-Zweig Foreign Equity Fund

                            INDUSTRY DIVERSIFICATION
                       AS A PERCENTAGE OF TOTAL VALUE OF
                          TOTAL LONG-TERM INVESTMENTS
                                  (UNAUDITED)


Aerospace/Defense.......................     0.7%
Agricultural Products...................     0.5
Air Freight.............................     0.1
Airlines................................     0.7
Aluminum................................     0.1
Automobiles.............................     2.7
Banks (Major Regional)..................     1.6
Banks (Money Center)....................    13.1
Beverages (Alcoholic)...................     1.3
Biotechnology...........................     0.1
Broadcasting (Television, Radio &
Cable)..................................     2.0
Chemicals (Diversified).................     0.9
Chemicals (Specialty)...................     0.3
Communications Equipment................     9.7
Computers (Hardware)....................     0.9
Computers (Peripherals).................     0.2
Consumer Finance........................     0.7
Distributors (Food & Health)............     1.0
Electric Companies......................     2.5
Electrical Equipment....................     0.8
Electronics (Component Distributors)....     1.3
Engineering & Construction..............     0.4
Financial (Diversified).................     7.0
Foods...................................     3.2
Gold & Precious Metals Mining...........     1.1
Health Care (Drugs-Major
Pharmaceuticals)........................     7.1
Household Furnishings & Appliances......     0.6
Household Products (Non-Durable)........     0.8

Insurance (Life/Health).................     3.1%
Insurance (Multi-Line)..................     1.9
Insurance (Property-Casualty)...........     1.0
Iron & Steel............................     0.1
Leisure Time (Products).................     0.5
Lodging-Hotels..........................     0.2
Machinery (Diversified).................     0.4
Manufacturing (Diversified).............     4.2
Metals Mining...........................     2.0
Natural Gas.............................     0.1
Oil & Gas (Exploration & Production)....     0.4
Oil & Gas (Refining & Marketing)........     1.7
Oil (Domestic Integrated)...............     4.7
Paper & Forest Products.................     1.1
Publishing..............................     0.4
Publishing (Newspapers).................     0.3
Railroads...............................     0.8
Retail (Department Stores)..............     0.2
Retail (Specialty)......................     0.4
Retail (Specialty-Apparel)..............     0.6
Services (Commercial & Consumer)........     0.1
Services (Employment)...................     0.2
Shipping................................     1.2
Telecommunications
(Cellular/Wireless).....................     2.3
Telecommunications (Long Distance)......     9.9
Telephone...............................     0.6
Tobacco.................................     0.2
                                          ------
                                           100.0%
                                          ======


                       See Notes to Financial Statements                      25

Phoenix-Zweig Foreign Equity Fund


                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2000

ASSETS
Investment securities at value,
  exclusive of repurchase agreement
  (Identified cost $3,021,473)                                $    3,210,256
Repurchase agreement, at value
  (Identified cost $499,000)                                         499,000
Foreign currency at value
  (Identified cost $17,072)                                           17,299
Cash                                                                   3,767
Receivables
  Dividends and interest                                               3,471
  Tax reclaims                                                         2,313
Deferred organization expense                                         10,151
                                                              --------------
    Total assets                                                   3,746,257
                                                              --------------
LIABILITIES
Payables
  Fund shares repurchased                                             60,418
  Professional fee                                                    14,113
  Printing fee                                                         9,003
  Transfer agent fee                                                   8,996
  Custodian fee                                                        5,120
  Trustees' fee                                                        3,647
  Investment advisory fee                                              3,303
  Distribution fee                                                     2,858
  Financial agent fee                                                    233
Net unrealized depreciation on forward foreign currency
  contracts                                                            5,056
Accrued expenses                                                       6,379
                                                              --------------
    Total liabilities                                                119,126
                                                              --------------
NET ASSETS                                                    $    3,627,131
                                                              ==============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $    3,531,708
Accumulated net investment loss                                      (65,219)
Accumulated net realized loss                                        (23,617)
Net unrealized appreciation                                          184,259
                                                              --------------
NET ASSETS                                                    $    3,627,131
                                                              ==============
CLASS A
Shares of beneficial interest outstanding, $0.10 par value,
  unlimited authorization (Net Assets $640,026)                       63,135
Net asset value per share                                             $10.14
Offering price per share $10.14/(1-5.75%)                             $10.76
CLASS B
Shares of beneficial interest outstanding, $0.10 par value,
  unlimited authorization (Net Assets $1,232,808)                    123,744
Net asset value and offering price per share                           $9.96
CLASS C
Shares of beneficial interest outstanding, $0.10 par value,
  unlimited authorization (Net Assets $1,754,297)                    176,823
Net asset value and offering price per share                           $9.92



                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2000

INVESTMENT INCOME
Dividends                                                     $       83,336
Interest                                                              73,457
Foreign taxes withheld                                                (6,841)
                                                              --------------
    Total investment income                                          149,952
                                                              --------------
EXPENSES
Investment advisory fee                                               59,026
Distribution fee, Class A                                              3,266
Distribution fee, Class B                                             17,169
Distribution fee, Class C                                             28,685
Financial agent fee                                                    4,132
Transfer agent                                                        44,197
Registration                                                          32,849
Custodian                                                             23,886
Professional                                                          21,551
Trustees                                                               5,999
Amortization of deferred organization expenses                         5,369
Printing                                                               3,344
Miscellaneous                                                         12,190
                                                              --------------
    Total expenses                                                   261,663
                                                              --------------
NET INVESTMENT LOSS                                                 (111,711)
                                                              --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                      763,977
Net realized loss on foreign currency transactions                   (46,151)
Net change in unrealized appreciation (depreciation) on
  investments                                                     (1,272,833)
Net change in unrealized appreciation (depreciation) on
  foreign currency and foreign currency transactions                     532
                                                              --------------
NET LOSS ON INVESTMENTS                                             (554,475)
                                                              --------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS          $     (666,186)
                                                              ==============


26                     See Notes to Financial Statements

Phoenix-Zweig Foreign Equity Fund

                       STATEMENT OF CHANGES IN NET ASSETS


                                          Year Ended   Year Ended
                                           12/31/00     12/31/99
                                          -----------  -----------
FROM OPERATIONS
  Net investment income (loss)            $  (111,711) $   (44,563)
  Net realized gain (loss)                    717,826    1,012,730
  Net change in unrealized appreciation
    (depreciation)                         (1,272,301)     726,157
                                          -----------  -----------
  INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                (666,186)   1,694,324
                                          -----------  -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income, Class A                   --       (6,115)
  Net investment income, Class I                   --      (11,409)
  Net realized gains, Class A                (131,836)     (82,456)
  Net realized gains, Class B                (267,101)     (96,479)
  Net realized gains, Class C                (379,672)    (176,159)
  Net realized gains, Class I                      --      (82,118)
                                          -----------  -----------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS            (778,609)    (454,736)
                                          -----------  -----------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares (72,232
    and 45,819 shares, respectively)          938,248      604,851
  Net asset value of shares issued from
    reinvestment of distributions
    (12,227 and 6,405 shares,
    respectively)                             125,918       88,383
  Cost of shares repurchased (121,725
    and 123,078 shares, respectively)      (1,612,381)  (1,679,522)
                                          -----------  -----------
Total                                        (548,215)    (986,288)
                                          -----------  -----------
CLASS B
  Proceeds from sales of shares (56,359
    and 13,147 shares, respectively)          777,174      178,632
  Net asset value of shares issued from
    reinvestment of distributions
    (22,251 and 6,228 shares,
    respectively)                             225,365       84,942
  Cost of shares repurchased (79,719 and
    46,239 shares, respectively)           (1,071,318)    (615,878)
                                          -----------  -----------
Total                                         (68,779)    (352,304)
                                          -----------  -----------
CLASS C
  Proceeds from sales of shares (260,426
    and 634,957 shares, respectively)       3,446,987    8,419,758
  Net asset value of shares issued from
    reinvestment of distributions
    (35,346 and 12,526 shares,
    respectively)                             356,577      170,358
  Cost of shares repurchased (382,234
    and 658,731 shares, respectively)      (5,066,402)  (8,742,173)
                                          -----------  -----------
Total                                      (1,262,838)    (152,057)
                                          -----------  -----------
CLASS I
  Proceeds from sales of shares (0 and
    12,621 shares, respectively)                   --      156,000
  Net asset value of shares issued from
    reinvestment of distributions
    (0 and 6,783 shares, respectively)             --       93,527
  Cost of shares repurchased (104,543
    and 4,465 shares, respectively)        (1,472,231)     (60,113)
                                          -----------  -----------
Total                                      (1,472,231)     189,414
                                          -----------  -----------
  INCREASE (DECREASE) IN NET ASSETS FROM
    SHARE TRANSACTIONS                     (3,352,063)  (1,301,235)
                                          -----------  -----------
  NET INCREASE (DECREASE) IN NET ASSETS    (4,796,858)     (61,647)
NET ASSETS
  Beginning of period                       8,423,989    8,485,636
                                          -----------  -----------
  END OF PERIOD [INCLUDING ACCUMULATED
    NET INVESTMENT LOSS AND
    UNDISTRIBUTED NET INVESTMENT INCOME
    (LOSS) OF
    ($65,219) AND $13,078, RESPECTIVELY]  $ 3,627,131  $ 8,423,989
                                          ===========  ===========


                       See Notes to Financial Statements                      27

Phoenix-Zweig Foreign Equity Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)


                                                                          CLASS A
                                                    ---------------------------------------------------
                                                                                               FROM
                                                         YEAR ENDED DECEMBER 31              INCEPTION
                                                    ---------------------------------       11/21/97 TO
                                                     2000          1999         1998         12/31/97
Net asset value, beginning of period                $ 14.30       $12.39       $11.45          $11.34
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                        (0.18)(6)       --(6)      0.08(7)         0.01(7)
  Net realized and unrealized gain (loss)             (1.53)        2.81         0.96            0.11
                                                    -------       ------       ------          ------
      TOTAL FROM INVESTMENT OPERATIONS                (1.71)        2.81         1.04            0.12
                                                    -------       ------       ------          ------
LESS DISTRIBUTIONS
  Dividends from net investment income                   --        (0.06)       (0.10)          (0.01)
  Dividends from net realized gains                   (2.45)       (0.84)          --              --
                                                    -------       ------       ------          ------
      TOTAL DISTRIBUTIONS                             (2.45)       (0.90)       (0.10)          (0.01)
                                                    -------       ------       ------          ------
Change in net asset value                             (4.16)        1.91         0.94            0.11
                                                    -------       ------       ------          ------
NET ASSET VALUE, END OF PERIOD                      $ 10.14       $14.30       $12.39          $11.45
                                                    =======       ======       ======          ======
Total return(1)                                     (12.18)%       22.98%        9.08%           1.09%(3)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                  $640       $1,436       $2,122            $414

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(4)                               3.87%         2.66%        1.80%           1.80%(2)
  Net investment income                              (1.31)%          --%        1.14%(7)        1.20%(2)(7)
Portfolio turnover                                       2%           42%          40%             64%(2)



                                                                          CLASS B
                                                    ---------------------------------------------------
                                                                                               FROM
                                                         YEAR ENDED DECEMBER 31              INCEPTION
                                                    ---------------------------------       11/21/97 TO
                                                     2000          1999         1998         12/31/97
Net asset value, beginning of period                $ 14.20       $12.35       $11.45          $11.34
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                        (0.27)(6)    (0.12)(6)     0.04(7)         0.01(7)
  Net realized and unrealized gain (loss)             (1.52)        2.81         0.92            0.11
                                                    -------       ------       ------          ------
      TOTAL FROM INVESTMENT OPERATIONS                (1.79)        2.69         0.96            0.12
                                                    -------       ------       ------          ------
LESS DISTRIBUTIONS
  Dividends from net investment income                   --           --        (0.06)          (0.01)
  Dividends from net realized gains                   (2.45)       (0.84)          --              --
                                                    -------       ------       ------          ------
      TOTAL DISTRIBUTIONS                             (2.45)       (0.84)       (0.06)          (0.01)
                                                    -------       ------       ------          ------
Change in net asset value                             (4.24)        1.85         0.90            0.11
                                                    -------       ------       ------          ------
NET ASSET VALUE, END OF PERIOD                      $  9.96       $14.20       $12.35          $11.45
                                                    =======       ======       ======          ======
Total return(1)                                     (12.85)%      22.06%         8.36%           1.03%(3)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                $1,233       $1,773       $1,873            $713

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(5)                               4.60%        3.44%         2.50%           2.50%(2)
  Net investment income                              (2.05)%      (0.90)%        0.44%(7)        0.50%(2)(7)
Portfolio turnover                                       2%          42%           40%             64%(2)



(1)  Maximum sales charge is not reflected in total return calculation.
(2)  Annualized.
(3)  Not annualized.
(4) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 3.16%, 4.00% and 5.15% for the periods ended December 31, 1999, 1998 and 1997, respectively.
(5) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 3.89%, 4.70% and 5.85% for the periods ended December 31, 1999, 1998 and 1997, respectively.
(6)  Computed using average shares outstanding.
(7)  Includes realized gains and losses on foreign currency transactions.

28                     See Notes to Financial Statements

Phoenix-Zweig Foreign Equity Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)


                                                                          CLASS C
                                                    ---------------------------------------------------
                                                                                               FROM
                                                         YEAR ENDED DECEMBER 31              INCEPTION
                                                    ---------------------------------       11/21/97 TO
                                                     2000          1999         1998         12/31/97
Net asset value, beginning of period                $ 14.15       $12.33       $11.45          $11.34
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                        (0.28)(5)    (0.12)(5)     0.05(6)         0.01(6)
  Net realized and unrealized gain (loss)             (1.50)        2.78         0.90            0.11
                                                    -------       ------       ------          ------
      TOTAL FROM INVESTMENT OPERATIONS                (1.78)        2.66         0.95            0.12
                                                    -------       ------       ------          ------
LESS DISTRIBUTIONS
  Dividends from net investment income                   --           --        (0.07)          (0.01)
  Dividends from net realized gains                   (2.45)       (0.84)          --              --
                                                    -------       ------       ------          ------
      TOTAL DISTRIBUTIONS                             (2.45)       (0.84)       (0.07)          (0.01)
                                                    -------       ------       ------          ------
Change in net asset value                             (4.23)        1.82         0.88            0.11
                                                    -------       ------       ------          ------
NET ASSET VALUE, END OF PERIOD                      $  9.92       $14.15       $12.33          $11.45
                                                    =======       ======       ======          ======
Total return(1)                                     (12.82)%      21.85%         8.27%           1.03%(3)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                $1,754       $3,727       $3,384          $1,177

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(4)                               4.62%        3.46%         2.50%           2.50%(2)
  Net investment income                              (2.06)%      (0.94)%        0.44%(6)        0.50%(2)(6)
Portfolio turnover                                       2%          42%           40%             64%(2)



(1)  Maximum sales charge is not reflected in total return calculation.
(2)  Annualized.
(3)  Not annualized.
(4) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 3.89%, 4.70% and 5.85% for the periods ended December 31, 1999, 1998 and 1997, respectively.
(5)  Computed using average shares outstanding.
(6)  Includes realized gains and losses on foreign currency transactions.

                       See Notes to Financial Statements                      29

Phoenix-Zweig Government Cash Fund

MONTHLY YIELD COMPARISON

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             Phoenix-Zweig
           Government Cash
          Fund Class A (1)  IBC Money Fund Report (2)
1/31/00              4.75%                      5.12%
2/28/00              5.12%                      5.16%
3/31/00              5.19%                      5.24%
4/30/00              5.39%                      5.37%
5/31/00              5.20%                      5.54%
6/30/00              5.90%                      5.81%
7/31/00              5.57%                      5.90%
8/31/00              5.95%                      5.92%
9/30/00              6.13%                      5.90%
10/31/00             5.54%                      5.90%
11/30/00             5.91%                      5.90%
12/31/00             6.31%                      5.89%


 (1) This chart illustrates the period from January 1, 2000 to December 31, 2000. The results are not indicative of the rate of return which may be realized from an investment made in the Government Cash Fund today. The Government Cash Fund is neither insured nor guaranteed by the U.S. Government, and there can be no assurance that the Fund will be able to maintain a stable Net Asset Value at $1.00 per share.
 (2) Average monthly yield of taxable Money Market Funds as reported by IBC's Money Fund Report.

Phoenix-Zweig Government Cash Fund

                        INVESTMENTS AT DECEMBER 31, 2000


 FACE
 VALUE                                           DISCOUNT    MATURITY
 (000)                DESCRIPTION                  RATE        DATE        VALUE
 -----                -----------                  ----        ----        -----
FEDERAL AGENCY SECURITIES--76.3%
$10,000   Freddie Mac Discount Note...........    6.45%       1/2/01    $  9,998,208
 10,000   FHLB Discount Corp..................     6.43       1/3/01       9,996,428
 10,000   FHLB Discount Corp..................     6.44       1/3/01       9,996,422
 15,000   Freddie Mac Discount Note...........     6.46       1/9/01      14,978,467
  5,000   Fannie Mae Discount Note............     6.43      1/18/01       4,984,818
 15,000   Freddie Mac Discount Note...........     6.44      1/23/01      14,940,967
  5,000   FHLB Discount Corp..................     6.22      1/24/01       4,980,130
  7,000   FHLB Discount Corp..................     6.37      1/26/01       6,969,035
  5,000   Freddie Mac Discount Note...........     6.39      1/30/01       4,974,282
 10,000   Freddie Mac Discount Note...........     6.40      1/30/01       9,948,444
  5,000   FHLB Discount Corp..................     6.34       2/2/01       4,971,822
 15,000   Freddie Mac Discount Note...........     6.32       2/6/01      14,905,200
 20,000   Freddie Mac Discount Note...........     6.34       2/6/01      19,873,200
 15,000   Fannie Mae Discount Note............     6.42       2/8/01      14,898,350
 10,000   Fannie Mae Discount Note............     6.27       3/1/01       9,897,242
 15,000   Fannie Mae Discount Note............     6.36       3/1/01      14,843,650
 15,000   Fannie Mae Discount Note............     6.29       3/8/01      14,827,025
 10,000   Fannie Mae Discount Note............     6.35      3/29/01       9,846,542
  5,000   FHLB Discount Corp..................     5.80      6/27/01       4,857,417
------------------------------------------------------------------------------------
                                                                         200,687,649
TOTAL FEDERAL AGENCY SECURITIES
------------------------------------------------------------------------------------

                                        FACE
                                       VALUE     INTEREST    MATURITY
                      DESCRIPTION      (000)       RATE        DATE        VALUE
                      ----------------------   -   ----    -   ----    -   -----
REPURCHASE AGREEMENTS--18.9%
$25,000   Goldman Sachs Group, Inc. (The)
          repurchase agreement, 6.45% dated
          12/29/00 due 1/2/01, repurchase
          price $25,017,917, collateralized by
          Fannie Mae Bond 5.375%, 3/15/02,
          market value $25,500,866............    6.45%       1/2/01    $ 25,000,000
 24,824   Morgan Stanley & Co., Inc.
          repurchase agreement, 6.30% dated
          12/29/00 due 1/2/01, repurchase
          price $24,841,377, collateralized by
          Fannie Mae Bonds 6.50% to 8.50%,
          1/1/13 to 9/1/30, market value
          $25,494,500.........................     6.30       1/2/01      24,824,000
------------------------------------------------------------------------------------
                                                                          49,824,000
TOTAL REPURCHASE AGREEMENTS
------------------------------------------------------------------------------------


TOTAL INVESTMENTS--95.2%
(IDENTIFIED COST $250,511,649)                        250,511,649(a)
Other assets and liabilities, net--4.8%                12,743,534
                                                     ------------
NET ASSETS--100.0%                                   $263,255,183
                                                     ============

(a) Federal Income Tax Information: At December 31, 2000, the aggregate cost of securities was the same for book and tax purposes.

                       See Notes to Financial Statements                      31

Phoenix-Zweig Government Cash Fund


                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2000

ASSETS
Investment securities at value,
  exclusive of repurchase agreements
  (Identified cost $200,687,649)                              $  200,687,649
Repurchase agreements, at value
  (Identified cost $49,824,000)                                   49,824,000
Cash                                                                     678
Receivables
  Fund shares sold                                                18,270,359
  Interest                                                            26,470
                                                              --------------
    Total assets                                                 268,809,156
                                                              --------------
LIABILITIES
Payables
  Fund shares repurchased                                          5,009,632
  Dividend distributions                                             410,749
  Investment advisory fee                                             61,167
  Distribution fee                                                    24,077
  Transfer agent fee                                                   7,942
  Financial agent fee                                                  6,211
  Trustees' fee                                                        2,235
Accrued expenses                                                      31,960
                                                              --------------
    Total liabilities                                              5,553,973
                                                              --------------
NET ASSETS                                                    $  263,255,183
                                                              ==============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $  263,255,183
                                                              --------------
NET ASSETS                                                    $  263,255,183
                                                              ==============
CLASS A
Shares of beneficial interest outstanding, $0.10 par value,
  unlimited authorization (Net Assets $4,273,166)                  4,273,166
Net asset value and offering price per share                           $1.00
CLASS B
Shares of beneficial interest outstanding, $0.10 par value,
  unlimited authorization (Net Assets $4,661,433)                  4,661,433
Net asset value and offering price per share                           $1.00
CLASS C
Shares of beneficial interest outstanding, $0.10 par value,
  unlimited authorization (Net Assets $3,886,363)                  3,886,363
Net asset value and offering price per share                           $1.00
CLASS I
Shares of beneficial interest outstanding, $0.10 par value,
  unlimited authorization (Net Assets $3,170,563)                  3,170,563
Net asset value and offering price per share                           $1.00
CLASS M
Shares of beneficial interest outstanding, $0.10 par value,
  unlimited authorization (Net Assets $247,263,658)              247,263,658
Net asset value and offering price per share                           $1.00



                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2000

INVESTMENT INCOME
Interest                                                      $   13,527,356
                                                              --------------
    Total investment income                                       13,527,356
                                                              --------------
EXPENSES
Investment advisory fee                                            1,068,090
Distribution fee, Class A                                             19,834
Distribution fee, Class B                                             43,280
Distribution fee, Class C                                             12,246
Distribution fee, Class M                                            146,333
Financial agent fee                                                   55,398
Transfer agent                                                        78,532
Registration                                                          40,182
Custodian                                                             37,316
Professional                                                          22,188
Printing                                                              12,622
Trustees                                                              11,665
Miscellaneous                                                         18,568
                                                              --------------
    Total expenses                                                 1,566,254
    Less expenses borne by investment adviser                       (625,822)
                                                              --------------
    Net expenses                                                     940,432
                                                              --------------
NET INVESTMENT INCOME                                         $   12,586,924
                                                              ==============


32                     See Notes to Financial Statements

Phoenix-Zweig Government Cash Fund

                       STATEMENT OF CHANGES IN NET ASSETS


                                            Year Ended      Year Ended
                                             12/31/00        12/31/99
                                          ---------------  ------------
FROM OPERATIONS
  Net investment income (loss)            $    12,586,924  $  7,715,219
  Net realized gain (loss)                             --           817
                                          ---------------  ------------
  INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                  12,586,924     7,716,036
                                          ---------------  ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income, Class A                 (371,436)     (519,158)
  Net investment income, Class B                 (214,851)      (90,797)
  Net investment income, Class C                 (230,032)     (272,605)
  Net investment income, Class I                 (173,221)     (108,716)
  Net investment income, Class M              (11,597,384)   (6,723,943)
  Net realized gains, Class A                          --           (71)
  Net realized gains, Class B                          --           (14)
  Net realized gains, Class C                          --           (50)
  Net realized gains, Class I                          --           (22)
  Net realized gains, Class M                          --          (660)
                                          ---------------  ------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS             (12,586,924)   (7,716,036)
                                          ---------------  ------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares
    (95,106,540 and 520,346,360 shares,
    respectively)                              95,106,540   520,346,360
  Net asset value of shares issued from
    reinvestment of distributions
    (262,179 and 426,045 shares,
    respectively)                                 262,179       426,045
  Cost of shares repurchased (97,205,600
    and 522,951,700 shares,
    respectively)                             (97,205,600) (522,951,700)
                                          ---------------  ------------
Total                                          (1,836,881)   (2,179,295)
                                          ---------------  ------------
CLASS B
  Proceeds from sales of shares
    (2,460,282 and 5,274,685 shares,
    respectively)                               2,460,282     5,274,685
  Net asset value of shares issued from
    reinvestment of distributions
    (171,753 and 77,651 shares,
    respectively)                                 171,753        77,651
  Cost of shares repurchased (2,620,918
    and 2,440,188 shares, respectively)        (2,620,918)   (2,440,188)
                                          ---------------  ------------
Total                                              11,117     2,912,148
                                          ---------------  ------------
CLASS C
  Proceeds from sales of shares
    (7,042,202 and 13,107,153 shares,
    respectively)                               7,042,202    13,107,153
  Net asset value of shares issued from
    reinvestment of distributions
    (209,112 and 273,984 shares,
    respectively)                                 209,112       273,984
  Cost of shares repurchased (9,347,341
    and 14,022,767 shares, respectively)       (9,347,341)  (14,022,767)
                                          ---------------  ------------
Total                                          (2,096,027)     (641,630)
                                          ---------------  ------------
CLASS I
  Proceeds from sales of shares
    (4,606,895 and 99,867 shares,
    respectively)                               4,606,895        99,867
  Net asset value of shares issued from
    reinvestment of distributions
    (173,221 and 88,478 shares,
    respectively)                                 173,221        88,478
  Cost of shares repurchased (3,755,358
    and 926,871 shares, respectively)          (3,755,358)     (926,871)
                                          ---------------  ------------
Total                                           1,024,758      (738,526)
                                          ---------------  ------------
CLASS M
  Proceeds from sales of shares
    (1,118,559,864 and 513,883,273
    shares, respectively)                   1,118,559,864   513,883,273
  Net asset value of shares issued from
    reinvestment of distributions
    (9,336,253 and 5,288,093 shares,
    respectively)                               9,336,253     5,288,093
  Cost of shares repurchased
    (1,026,946,816 and 448,121,158
    shares, respectively)                  (1,026,946,816) (448,121,158)
                                          ---------------  ------------
Total                                         100,949,301    71,050,208
                                          ---------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM
    SHARE TRANSACTIONS                         98,052,268    70,402,905
                                          ---------------  ------------
  NET INCREASE (DECREASE) IN NET ASSETS        98,052,268    70,402,905
NET ASSETS
  Beginning of period                         165,202,915    94,800,010
                                          ---------------  ------------
  END OF PERIOD                           $   263,255,183  $165,202,915
                                          ===============  ============


                       See Notes to Financial Statements                      33

Phoenix-Zweig Government Cash Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)


                                                                      CLASS A
                                         ------------------------------------------------------------------
                                                               YEAR ENDED DECEMBER 31
                                         ------------------------------------------------------------------
                                          2000           1999           1998           1997           1996
Net asset value, beginning of
  period                                 $ 1.00         $ 1.00         $ 1.00         $ 1.00         $ 1.00
INCOME FROM INVESTMENT
  OPERATIONS
  Net investment income                    0.06           0.04           0.05           0.05           0.05
                                         ------         ------         ------         ------         ------
      TOTAL FROM INVESTMENT
        OPERATIONS                         0.06           0.04           0.05           0.05           0.05
                                         ------         ------         ------         ------         ------
LESS DISTRIBUTIONS
  Dividends from net investment
    income                                (0.06)         (0.04)         (0.05)         (0.05)         (0.05)
                                         ------         ------         ------         ------         ------
Change in net asset value                    --             --             --             --             --
                                         ------         ------         ------         ------         ------
NET ASSET VALUE, END OF PERIOD           $ 1.00         $ 1.00         $ 1.00         $ 1.00         $ 1.00
                                         ======         ======         ======         ======         ======
Total return(1)                            5.70%          4.52%          4.91%          4.97%          4.83%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                            $4,273         $6,110         $8,290         $2,472         $3,360

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(4)                    0.65%          0.65%          0.65%          0.65%          0.65%
  Net investment income                    5.62%          4.41%          4.75%          4.85%          4.73%



                                                                        CLASS B
                                         ---------------------------------------------------------------------
                                                                                                       FROM
                                                       YEAR ENDED DECEMBER 31                        INCEPTION
                                         ---------------------------------------------------         4/8/96 TO
                                          2000           1999           1998           1997          12/31/96
Net asset value, beginning of
  period                                 $ 1.00         $ 1.00         $ 1.00         $ 1.00          $ 1.00
INCOME FROM INVESTMENT
  OPERATIONS
  Net investment income                    0.05           0.04           0.04           0.04            0.03
                                         ------         ------         ------         ------          ------
      TOTAL FROM INVESTMENT
        OPERATIONS                         0.05           0.04           0.04           0.04            0.03
                                         ------         ------         ------         ------          ------
LESS DISTRIBUTIONS
  Dividends from net investment
    income                                (0.05)         (0.04)         (0.04)         (0.04)          (0.03)
                                         ------         ------         ------         ------          ------
Change in net asset value                    --             --             --             --              --
                                         ------         ------         ------         ------          ------
NET ASSET VALUE, END OF PERIOD           $ 1.00         $ 1.00         $ 1.00         $ 1.00          $ 1.00
                                         ======         ======         ======         ======          ======
Total return(1)                            4.98%          3.80%          4.18%          4.24%           3.03%(3)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                            $4,661         $4,650         $1,738           $336             $33

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(5)                    1.35%          1.35%          1.35%          1.35%           1.35%(2)
  Net investment income                    4.96%          3.80%          3.97%          4.15%           4.03%(2)



(1)  Maximum sales charge is not reflected in total return calculation.
(2)  Annualized.
(3)  Not annualized.
(4) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.20%, 1.09%, 1.30%, 1.74% and 1.31% for the periods ended, December 31, 2000,
     1999, 1998, 1997, and 1996, respectively.
(5) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.99%, 2.51%, 3.70%, 7.49% and 1.95% for the periods ended December 31, 2000,
     1999, 1998, 1997 and 1996, respectively.

34                     See Notes to Financial Statements

Phoenix-Zweig Government Cash Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)


                                                                      CLASS C
                                         ------------------------------------------------------------------
                                                               YEAR ENDED DECEMBER 31
                                         ------------------------------------------------------------------
                                          2000           1999           1998           1997           1996
Net asset value, beginning of
  period                                 $ 1.00         $ 1.00         $ 1.00         $ 1.00         $ 1.00
INCOME FROM INVESTMENT
  OPERATIONS
  Net investment income                    0.06           0.04           0.05           0.05           0.05
                                         ------         ------         ------         ------         ------
      TOTAL FROM INVESTMENT
        OPERATIONS                         0.06           0.04           0.05           0.05           0.05
                                         ------         ------         ------         ------         ------
LESS DISTRIBUTIONS
  Dividends from net investment
    income                                (0.06)         (0.04)         (0.05)         (0.05)         (0.05)
                                         ------         ------         ------         ------         ------
Change in net asset value                    --             --             --             --             --
                                         ------         ------         ------         ------         ------
NET ASSET VALUE, END OF PERIOD           $ 1.00         $ 1.00         $ 1.00         $ 1.00         $ 1.00
                                         ======         ======         ======         ======         ======
Total return(1)                            5.70%          4.52%          4.91%          4.97%          4.83%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                            $3,886         $5,982         $6,624         $2,661         $4,535

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(4)                    0.65%          0.65%          0.65%          0.65%          0.65%
  Net investment income                    5.64%          4.43%          4.73%          4.85%          4.73%



                                                                        CLASS I
                                         ----------------------------------------------------------------------
                                                                                                        FROM
                                                       YEAR ENDED DECEMBER 31                        INCEPTION
                                         ---------------------------------------------------         11/1/96 TO
                                          2000           1999           1998           1997           12/31/96
Net asset value, beginning of
  period                                 $ 1.00         $ 1.00         $ 1.00         $ 1.00           $ 1.00
INCOME FROM INVESTMENT
  OPERATIONS
  Net investment income                    0.06           0.05           0.05           0.05             0.01
                                         ------         ------         ------         ------           ------
      TOTAL FROM INVESTMENT
        OPERATIONS                         0.06           0.05           0.05           0.05             0.01
                                         ------         ------         ------         ------           ------
LESS DISTRIBUTIONS
  Dividends from net investment
    income                                (0.06)         (0.05)         (0.05)         (0.05)           (0.01)
                                         ------         ------         ------         ------           ------
Change in net asset value                    --             --             --             --               --
                                         ------         ------         ------         ------           ------
NET ASSET VALUE, END OF PERIOD           $ 1.00         $ 1.00         $ 1.00         $ 1.00           $ 1.00
                                         ======         ======         ======         ======           ======
Total return(1)                            6.01%          4.83%          5.23%          5.28%            0.80%(3)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                            $3,171         $2,146         $2,884           $100           $1,401

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(5)                    0.35%          0.35%          0.35%          0.35%            0.35%(2)
  Net investment income                    5.94%          4.73%          5.15%          5.15%            5.03%(2)



(1)  Maximum sales charge is not reflected in total return calculation.
(2)  Annualized.
(3)  Not annualized.
(4) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.31%, 1.35%, 1.38%, 1.65% and 1.25% for the periods ended December 31, 2000,
     1999, 1998, 1997, and 1996, respectively.
(5) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.14%, 0.67%, 1.47%, 0.82% and 0.73% for the periods ended December 31, 2000,
     1999, 1998, 1997 and 1996, respectively.

                       See Notes to Financial Statements                      35

Phoenix-Zweig Government Cash Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)


                                                                          CLASS M
                                         -------------------------------------------------------------------------
                                                                  YEAR ENDED DECEMBER 31
                                         -------------------------------------------------------------------------
                                           2000             1999            1998            1997            1996
Net asset value, beginning of
  period                                 $   1.00         $   1.00         $  1.00         $  1.00         $  1.00
INCOME FROM INVESTMENT
  OPERATIONS
  Net investment income                      0.06             0.05            0.05            0.05            0.05
                                         --------         --------         -------         -------         -------
      TOTAL FROM INVESTMENT
        OPERATIONS                           0.06             0.05            0.05            0.05            0.05
                                         --------         --------         -------         -------         -------
LESS DISTRIBUTIONS
  Dividends from net investment
    income                                  (0.06)           (0.05)          (0.05)          (0.05)          (0.05)
                                         --------         --------         -------         -------         -------
Change in net asset value                      --               --              --              --              --
                                         --------         --------         -------         -------         -------
NET ASSET VALUE, END OF PERIOD           $   1.00         $   1.00         $  1.00         $  1.00         $  1.00
                                         ========         ========         =======         =======         =======
Total return(1)                              5.95%            4.77%           5.16%           5.22%           5.09%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                            $247,264         $146,314         $75,264         $56,599         $45,271

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(2)                      0.41%            0.41%           0.41%           0.41%           0.40%
  Net investment income                      5.93%            4.71%           5.01%           5.09%           4.98%



(1)  Maximum sales charge is not reflected in total return calculation.
(2) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.67%, 0.66%, 0.69%, 0.73% and 0.72% for the periods ended December 31, 2000,
     1999, 1998, 1997, and 1996, respectively.

36                     See Notes to Financial Statements

PHOENIX-ZWEIG GOVERNMENT FUND



A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM



Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE AND STRATEGY?



A: In managing the Fund, we focus on capital appreciation, with income as a secondary objective. The Fund invests primarily in government and agency securities of all maturities. Investors should keep in mind that although the Fund invests in securities that are guaranteed by the U.S. government as to the timely payment of interest and principal, shares of the Fund are not insured or guaranteed.



Q: HOW DO YOU SELECT GOVERNMENT SECURITIES FOR THE PORTFOLIO?



A: Our research team spends an enormous amount of time looking for indicators that will help us determine in which direction bond yields are headed. Our bond model incorporates 75 separate indicators that measure bond market risk from day to day. The model influences the duration -- or sensitivity to changes in interest rates -- of the portfolio. Roughly speaking, duration corresponds to how much the portfolio will gain or lose (as a percent of capital) when bond yields change by one percent. Thus, if our model is bullish on bonds, we will increase our duration. Conversely, if we see increased risk in the market, we will shorten the portfolio's duration.



Q: HOW DID THE FUND PERFORM DURING THE 12 MONTHS ENDED DECEMBER 31, 2000?



A: Bond yields trended lower throughout the year, as it became increasingly apparent that the economy was slowing. We began the year with a very low duration, holding a great deal of cash, as a defensive position. Our models began identifying the opportunity for investment in bonds during the first quarter, and we began increasing our duration.



    Overall, it was a solid year for the Fund, with Class I shares returning 10.81%, Class A shares gaining 10.46%, Class B shares increasing 9.68%, and Class C shares rising 10.08%. The Fund performed on par with its peer group of 181 funds. According to Lipper, Inc., the average government bond fund returned 11.77% for the period. The Fund's benchmark, the Lehman Brothers Government Bond Index rose 13.25%(1). All performance figures assume reinvestment of dividends and exclude the effect of sales charges.



Q: HOW IS THE FUND POSITIONED, GIVEN YOUR OUTLOOK FOR 2001?



A: At the moment, we are constructive on the bond market, although we have reduced our portfolio duration to 5.6 years. By comparison, the government fund average duration is about 5.0 years, so the Fund is still positioned somewhat aggressively at the moment. Commodity prices remain soft, economic activity looks anemic, and the Federal Reserve surprised the market with a 50-basis-point interest rate cut in early January -- all positives for the bond market. However, some indicators have deteriorated in the model including sentiment readings, which has caused us to cut back our duration somewhat.



                                                                JANUARY 18, 2001



(1) THE LEHMAN BROTHERS GOVERNMENT BOND INDEX MEASURES GOVERNMENT BOND TOTAL-RETURN PERFORMANCE. THE INDEX IS UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT.

Phoenix-Zweig Government Fund

AVERAGE ANNUAL TOTAL RETURNS(1)                           PERIOD ENDING 12/31/00


                                                            INCEPTION   INCEPTION
                                1 YEAR  5 YEARS  10 YEARS  TO 12/31/00    DATE
                                ------  -------  --------  -----------  ---------
Class A Shares at NAV(2)        10.46%    4.82%     6.32%         --          --
Class A Shares at POP(3)         5.21     3.80      5.80          --          --
Class B Shares at NAV(2)         9.68       --        --        5.46%     4/8/96
Class B Shares with CDSC(4)      5.68       --        --        5.12      4/8/96
Class C Shares at NAV(2)        10.08     4.36        --        5.23      2/3/92
Class C Shares with CDSC(4)     10.08     4.36        --        5.23      2/3/92
Class I Shares at NAV(2)        10.81       --        --        6.50     7/14/97
Lehman Brothers Government
  Bond Index(7)                 13.25     6.49      7.92      Note 6      Note 6



(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 4.75% sales charge.
(4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1.25% in the first year and 0% thereafter.
(5) This chart illustrates POP returns on Class A shares since inception. Returns on Class B, Class C and Class I shares will vary due to differing sales charges.
(6) Index performance is 7.64% for Class B (since 4/30/96), 7.40% for Class C (since 2/29/92) and 7.07% for Class I (since 7/31/97), respectively.
(7) The Lehman Brothers Government Bond Index is an unmanaged, commonly used measure of government bond market total return performance. The Index's performance does not reflect sales charges.
     All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GROWTH OF $10,000                                           PERIODS ENDING 12/31
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          Phoenix-Zweig Government  Lehman Brothers Government
                  Fund Class A (5)              Bond Index (7)
12/31/90                    $9,525                     $10,000
12/31/91                   $10,891                     $11,531
12/31/92                   $11,383                     $12,362
12/31/93                   $12,562                     $13,682
12/30/94                   $12,206                     $13,220
12/29/95                   $13,895                     $15,643
12/31/96                   $13,837                     $16,076
12/31/97                   $15,001                     $17,617
12/31/98                   $16,338                     $19,353
12/31/99                   $15,917                     $18,920
12/31/00                   $17,581                     $21,426



This Growth of $10,000 chart assumes an initial investment of $10,000 made on 12/31/90 in Class A shares and reflects the maximum sales charge of 4.75% on the initial investment. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.


SECTOR WEIGHTINGS                                                       12/31/00
As a percentage of bond holdings
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

U.S. Government             65%
Agency Non Mortgage-Backed   34
Agency Mortgage-Backed        1

Phoenix-Zweig Government Fund

                        INVESTMENTS AT DECEMBER 31, 2000


                                        STANDARD
                                        & POOR'S     PAR
                                         RATING     VALUE
                                      (Unaudited)   (000)      VALUE
                                      ------------  ------  -----------
U.S. GOVERNMENT SECURITIES--58.6%

U.S. TREASURY BONDS--50.6%
U.S. Treasury Bonds 7.25%,
8/15/22.............................      AAA       $1,500  $ 1,808,135
U.S. Treasury Bonds 6.25%,
8/15/23.............................      AAA       3,000     3,244,392
U.S. Treasury Bonds 6%, 2/15/26.....      AAA       2,100     2,212,671
U.S. Treasury Bonds 6.50%,
11/15/26............................      AAA       1,900     2,134,021
U.S. Treasury Bonds 6.125%,
8/15/29.............................      AAA       2,400     2,613,749
U.S. Treasury Bonds 6.25%,
5/15/30.............................      AAA       2,300     2,567,734
                                                            -----------
                                                             14,580,702
                                                            -----------
U.S. TREASURY NOTES--8.0%
U.S. Treasury Notes 6.50%,
2/15/10.............................      AAA       2,100     2,298,347
-----------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES
(IDENTIFIED COST $16,020,374)                                16,879,049
-----------------------------------------------------------------------

AGENCY MORTGAGE-BACKED SECURITIES--0.7%

Freddie Mac 10.50%, 6/1/11..........     Aaa(b)        48        52,020
Freddie Mac 12%, 11/1/15............     Aaa(b)        94       106,332
GNMA 12.50%, 11/20/13...............      AAA           8         8,775
GNMA 12%, 9/15/15...................      AAA          18        20,238
GNMA 8%, 8/15/22....................      AAA           6         6,560
-----------------------------------------------------------------------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $182,538)                                      193,925
-----------------------------------------------------------------------
                                        STANDARD
                                        & POOR'S     PAR
                                         RATING     VALUE
                                      (Unaudited)   (000)      VALUE
                                      ------------  ------  -----------

AGENCY NON MORTGAGE-BACKED
SECURITIES--31.2%

Freddie Mac 6.875%, 1/15/05.........     Aaa(b)     $2,800  $ 2,913,879
Freddie Mac 5.125%, 10/15/08........     Aaa(b)     2,700     2,554,570
Freddie Mac 7%, 3/15/10.............     Aaa(b)     3,300     3,531,244
-----------------------------------------------------------------------
TOTAL AGENCY NON MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $8,755,925)                                  8,999,693
-----------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--90.5%
(IDENTIFIED COST $24,958,837)                                26,072,667
-----------------------------------------------------------------------


SHORT-TERM OBLIGATIONS--6.9%

REPURCHASE AGREEMENT--6.9%
Morgan Stanley & Co., Inc.
repurchase agreement, 6.30%, dated
12/29/00 due 1/2/01, repurchase
price $2,000,399, collateralized by
Fannie Mae Bonds 6% to 7%, 11/1/28
to 9/1/30, market value
$2,059,476..........................      1,999     1,999,000
-------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $1,999,000)                        1,999,000
-------------------------------------------------------------

TOTAL INVESTMENTS--97.4%
(IDENTIFIED COST $26,957,837)                          28,071,667(a)
Other assets and liabilities, net--2.6%                   753,467
                                                     ------------
NET ASSETS--100.0%                                   $ 28,825,134
                                                     ============


(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $1,166,664 and gross depreciation of $52,834 for federal income tax purposes. At December 31, 2000, the aggregate cost of securities for federal income tax purpose was $26,957,837.
(b)  As rated by Moody's, Fitch or Duff & Phelps.

                       See Notes to Financial Statements                      39

Phoenix-Zweig Government Fund


                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2000

ASSETS
Investment securities at value
  (Identified cost $26,957,837)                               $   28,071,667
Cash                                                                     864
Receivables
  Interest                                                           492,525
  Fund shares sold                                                   407,962
  Investment securities sold                                             736
                                                              --------------
    Total assets                                                  28,973,754
                                                              --------------
LIABILITIES
Payables
  Fund shares repurchased                                             77,015
  Investment advisory fee                                             14,373
  Registration fee                                                    12,301
  Printing fee                                                        11,823
  Distribution fee                                                     9,066
  Professional fee                                                     8,883
  Transfer agent fee                                                   8,117
  Financial agent fee                                                  1,676
  Trustees' fee                                                          885
Accrued expenses                                                       4,481
                                                              --------------
    Total liabilities                                                148,620
                                                              --------------
NET ASSETS                                                    $   28,825,134
                                                              ==============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $   36,878,291
Undistributed net investment income                                  175,500
Accumulated net realized loss                                     (9,342,487)
Net unrealized appreciation                                        1,113,830
                                                              --------------
NET ASSETS                                                    $   28,825,134
                                                              ==============
CLASS A
Shares of beneficial interest outstanding, $0.10 par value,
  unlimited authorization (Net Assets $19,069,221)                 1,860,259
Net asset value per share                                             $10.25
Offering price per share $10.25/(1-4.75%)                             $10.76
CLASS B
Shares of beneficial interest outstanding, $0.10 par value,
  unlimited authorization (Net Assets $1,418,005)                    137,686
Net asset value and offering price per share                          $10.30
CLASS C
Shares of beneficial interest outstanding, $0.10 par value,
  unlimited authorization (Net Assets $5,246,242)                    513,505
Net asset value and offering price per share                          $10.22
CLASS I
Shares of beneficial interest outstanding, $0.10 par value,
  unlimited authorization (Net Assets $3,091,666)                    300,554
Net asset value and offering price per share                          $10.29



                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2000

INVESTMENT INCOME
Interest                                                      $    2,029,728
                                                              --------------
    Total investment income                                        2,029,728
                                                              --------------
EXPENSES
Investment advisory fee                                              181,934
Distribution fee, Class A                                             59,669
Distribution fee, Class B                                             16,140
Distribution fee, Class C                                             41,998
Financial agent fee                                                   21,226
Transfer agent                                                        76,151
Registration                                                          39,053
Printing                                                              18,607
Professional                                                          17,119
Custodian                                                             11,759
Trustees                                                               5,182
Miscellaneous                                                         16,019
                                                              --------------
    Total expenses                                                   504,857
                                                              --------------
NET INVESTMENT INCOME                                              1,524,871
                                                              --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on securities                                     (636,957)
Net change in unrealized appreciation (depreciation) on
  investments                                                      1,998,865
                                                              --------------
NET GAIN ON INVESTMENTS                                            1,361,908
                                                              --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $    2,886,779
                                                              ==============


40                     See Notes to Financial Statements

Phoenix-Zweig Government Fund

                       STATEMENT OF CHANGES IN NET ASSETS


                                          Year Ended    Year Ended
                                           12/31/00      12/31/99
                                          -----------  ------------
FROM OPERATIONS
  Net investment income (loss)            $ 1,524,871  $  1,844,729
  Net realized gain (loss)                   (636,957)     (524,883)
  Net change in unrealized appreciation
    (depreciation)                          1,998,865    (2,530,574)
                                          -----------  ------------
  INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS               2,886,779    (1,210,728)
                                          -----------  ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income, Class A             (917,192)   (1,149,841)
  Net investment income, Class B              (65,922)      (87,786)
  Net investment income, Class C             (237,521)     (389,322)
  Net investment income, Class I             (156,287)     (155,187)
                                          -----------  ------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS          (1,376,922)   (1,782,136)
                                          -----------  ------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares (181,469
    and 149,538 shares, respectively)       1,796,273     1,518,826
  Net asset value of shares issued from
    reinvestment of distributions
    (56,852 and 70,016 shares,
    respectively)                             556,778       698,694
  Cost of shares repurchased (634,446
    and 814,413 shares, respectively)      (6,219,344)   (8,167,750)
                                          -----------  ------------
Total                                      (3,866,293)   (5,950,230)
                                          -----------  ------------
CLASS B
  Proceeds from sales of shares (92,029
    and 127,725 shares, respectively)         905,744     1,295,107
  Net asset value of shares issued from
    reinvestment of distributions
    (3,140 and 4,617 shares,
    respectively)                              30,994        46,246
  Cost of shares repurchased (126,839
    and 172,012 shares, respectively)      (1,250,720)   (1,721,621)
                                          -----------  ------------
Total                                        (313,982)     (380,268)
                                          -----------  ------------
CLASS C
  Proceeds from sales of shares (109,390
    and 181,165 shares, respectively)       1,094,695     1,821,289
  Net asset value of shares issued from
    reinvestment of distributions
    (13,284 and 21,234 shares,
    respectively)                             129,870       211,467
  Cost of shares repurchased (338,468
    and 611,333 shares, respectively)      (3,299,186)   (6,113,837)
                                          -----------  ------------
Total                                      (2,074,621)   (4,081,081)
                                          -----------  ------------
CLASS I
  Proceeds from sales of shares (0 and
    37,065 shares, respectively)                   --       371,104
  Net asset value of shares issued from
    reinvestment of distributions
    (15,923 and 15,534 shares,
    respectively)                             156,287       155,187
  Cost of shares repurchased (57,154 and
    5,638 shares, respectively)              (563,537)      (57,000)
                                          -----------  ------------
Total                                        (407,250)      469,291
                                          -----------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM
    SHARE TRANSACTIONS                     (6,662,146)   (9,942,288)
                                          -----------  ------------
  NET INCREASE (DECREASE) IN NET ASSETS    (5,152,289)  (12,935,152)
NET ASSETS
  Beginning of period                      33,977,423    46,912,575
                                          -----------  ------------
  END OF PERIOD [INCLUDING UNDISTRIBUTED
    NET INVESTMENT INCOME (LOSS) OF
    $175,500 AND $28,333, RESPECTIVELY]   $28,825,134  $ 33,977,423
                                          ===========  ============


                       See Notes to Financial Statements                      41

Phoenix-Zweig Government Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)


                                                         CLASS A
                                  -----------------------------------------------------
                                                 YEAR ENDED DECEMBER 31
                                  -----------------------------------------------------
                                    2000       1999       1998       1997       1996
Net asset value, beginning of
  period                          $    9.72  $   10.44  $   10.09  $    9.81  $   10.39
INCOME FROM INVESTMENT
  OPERATIONS
  Net investment income (loss)         0.51       0.46       0.53       0.52       0.53
  Net realized and unrealized
    gain (loss)                        0.48      (0.73)      0.35       0.28      (0.58)
                                  ---------  ---------  ---------  ---------  ---------
      TOTAL FROM INVESTMENT
        OPERATIONS                     0.99      (0.27)      0.88       0.80      (0.05)
                                  ---------  ---------  ---------  ---------  ---------
LESS DISTRIBUTIONS
  Dividends from net investment
    income                            (0.46)     (0.45)     (0.53)     (0.52)     (0.53)
                                  ---------  ---------  ---------  ---------  ---------
Change in net asset value              0.53      (0.72)      0.35       0.28      (0.58)
                                  ---------  ---------  ---------  ---------  ---------
NET ASSET VALUE, END OF PERIOD    $   10.25  $    9.72  $   10.44  $   10.09  $    9.81
                                  =========  =========  =========  =========  =========
Total return(1)                       10.46%    (2.58)%      8.91%      8.42%     (0.42)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                       $19,069    $21,922    $29,767    $28,062    $33,848

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                   1.58%     1.35%       1.32%      1.36%      1.14%(4)
  Net investment income                5.12%     4.67%       5.09%      5.26%      5.25%
Portfolio turnover                      176%      183%         48%       128%       170%



                                                         CLASS B
                                  -----------------------------------------------------
                                                                                FROM
                                            YEAR ENDED DECEMBER 31            INCEPTION
                                  ------------------------------------------  4/8/96 TO
                                    2000       1999       1998       1997     12/31/96
Net asset value, beginning of
  period                          $    9.78  $   10.52  $   10.15  $    9.86   $ 9.76
INCOME FROM INVESTMENT
  OPERATIONS
  Net investment income (loss)         0.45       0.39       0.44       0.46     0.29
  Net realized and unrealized
    gain (loss)                        0.48      (0.74)      0.37       0.26     0.11
                                  ---------  ---------  ---------  ---------   ------
      TOTAL FROM INVESTMENT
        OPERATIONS                     0.93      (0.35)      0.81       0.72     0.40
                                  ---------  ---------  ---------  ---------   ------
LESS DISTRIBUTIONS
  Dividends from net investment
    income                            (0.41)     (0.39)     (0.44)     (0.43)   (0.30)
                                  ---------  ---------  ---------  ---------   ------
Change in net asset value              0.52      (0.74)      0.37       0.29     0.10
                                  ---------  ---------  ---------  ---------   ------
NET ASSET VALUE, END OF PERIOD    $   10.30  $    9.78  $   10.52  $   10.15   $ 9.86
                                  =========  =========  =========  =========   ======
Total return(1)                        9.68%    (3.23)%      8.20%      7.55%    4.16%(3)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                        $1,418     $1,657     $2,199     $1,215     $513

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                   2.28%     2.06%       2.02%      2.06%    1.84%(2)(5)
  Net investment income                4.41%     3.97%       4.39%      4.56%    4.55%(2)
Portfolio turnover                      176%      183%         48%       128%     170%



(1)  Maximum sales charge is not reflected in total return calculation.
(2)  Annualized.
(3)  Not annualized.
(4) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expense to average net assets would have been 1.36% for the period ended December 31, 1996.
(5) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.10% for the period ended December 31, 1996.

42                     See Notes to Financial Statements

Phoenix-Zweig Government Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)


                                                         CLASS C
                                  -----------------------------------------------------
                                                 YEAR ENDED DECEMBER 31
                                  -----------------------------------------------------
                                    2000       1999       1998       1997       1996
Net asset value, beginning of
  period                          $    9.69  $   10.42  $   10.08  $    9.81  $   10.38
INCOME FROM INVESTMENT
  OPERATIONS
  Net investment income (loss)         0.47       0.42       0.47       0.48       0.49
  Net realized and unrealized
    gain (loss)                        0.48      (0.74)      0.36       0.27      (0.58)
                                  ---------  ---------  ---------  ---------  ---------
      TOTAL FROM INVESTMENT
        OPERATIONS                     0.95      (0.32)      0.83       0.75      (0.09)
                                  ---------  ---------  ---------  ---------  ---------
LESS DISTRIBUTIONS
  Dividends from net investment
    income                            (0.42)     (0.41)     (0.49)     (0.48)     (0.48)
                                  ---------  ---------  ---------  ---------  ---------
Change in net asset value              0.53      (0.73)      0.34       0.27      (0.57)
                                  ---------  ---------  ---------  ---------  ---------
NET ASSET VALUE, END OF PERIOD    $   10.22  $    9.69  $   10.42  $   10.08  $    9.81
                                  =========  =========  =========  =========  =========
Total return(1)                       10.08%    (3.09)%      8.46%      7.86%     (0.82)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                        $5,246     $7,068    $11,859    $10,199    $14,330

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                   2.03%     1.80%       1.77%      1.81%      1.59%(4)
  Net investment income                4.67%     4.22%       4.64%      4.81%      4.80%
Portfolio turnover                      176%      183%         48%       128%       170%



                                                    CLASS I
                                  -------------------------------------------
                                                                      FROM
                                      YEAR ENDED DECEMBER 31       INCEPTION
                                  -------------------------------  7/14/97 TO
                                    2000       1999       1998      12/31/97
Net asset value, beginning of
  period                          $    9.74  $   10.48  $   10.11    $ 9.88
INCOME FROM INVESTMENT
  OPERATIONS
  Net investment income (loss)         0.54       0.49       0.55      0.26
  Net realized and unrealized
    gain (loss)                        0.49      (0.74)      0.37      0.23
                                  ---------  ---------  ---------    ------
      TOTAL FROM INVESTMENT
        OPERATIONS                     1.03      (0.25)      0.92      0.49
                                  ---------  ---------  ---------    ------
LESS DISTRIBUTIONS
  Dividends from net investment
    income                            (0.48)     (0.49)     (0.55)    (0.26)
                                  ---------  ---------  ---------    ------
Change in net asset value              0.55      (0.74)      0.37      0.23
                                  ---------  ---------  ---------    ------
NET ASSET VALUE, END OF PERIOD    $   10.29  $    9.74  $   10.48    $10.11
                                  =========  =========  =========    ======
Total return(1)                       10.81%    (2.31)%      9.33%     5.01%(3)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                        $3,092     $3,330     $3,088    $1,050

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                   1.28%     1.06%       1.02%     1.06%(2)
  Net investment income                5.41%     4.98%       5.39%     5.56%(2)
Portfolio turnover                      176%      183%         48%      128%



(1)  Maximum sales charge is not reflected in total return calculation.
(2)  Annualized.
(3)  Not annualized.
(4) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.81% for the period ended December 31, 1996.

                       See Notes to Financial Statements                      43

PHOENIX-ZWEIG GROWTH & INCOME FUND



A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM


Q: HOW WOULD YOU DESCRIBE THE FUND'S INVESTMENT OBJECTIVE AND STRATEGY?

A: The goal of the Phoenix-Zweig Growth & Income Fund is to increase the value of shareholder investment over the long term and secondarily provide income. The Fund is managed with as much emphasis on risk control as on seeking strong returns. The focus of the Fund is Dr. Martin Zweig's tactical asset allocation strategy. Dr. Zweig determines the asset allocation of the Fund based on fundamental and technical indicators that measure the risk and reward characteristics of the market.

    The Fund invests across the stock capitalization spectrum based on our bottom-up quantitative analysis. The portfolio is structured with approximately equal weighting between stocks that provide favorable yields and those that have superior growth characteristics.

Q: HOW DID THE FUND PERFORM DURING THE 12 MONTHS ENDED DECEMBER 31, 2000?


A: For the last 12 months, Class I shares rose 1.19%, Class A shares returned a positive 0.98%, Class B shares were up 0.22%, and Class C shares gained 0.28%. By comparison the Russell 3000 Index(1) was down 7.46% for the year. The Russell 3000 Index is composed of the 3000 largest U.S. companies determined by market capitalization. The S&P 500 Index(2) lost 9.19% for the year. All performance figures assume reinvestment of dividends and exclude the effect of sales charges.


Q: HOW WAS THE FUND POSITIONED OVER THE LAST YEAR?

A: The Fund started the year conservatively positioned with a 56% equity exposure. The economy was expanding at a torrid pace (GDP grew 7% in the fourth quarter of 1999 and 6% in the first quarter of 2000), and the Federal Reserve was doing what it could to reign the economy in. One of our mottoes is, "Don't fight the Fed." We therefore kept our equity exposure in the low 50% range through the end of June. The Fund benefited from this low allocation to equities, especially from March through May when the "new economy" speculative bubble finally burst. The Nasdaq Index(3), which is heavily weighted toward technology stocks, declined more than 37% in this time period.

    The investment environment changed in the second half of the year. The effects of the Fed tightenings were starting to be felt in the economy and the market. Investors reacted to the new paradigm of slower growth and exchanged their rose-colored lenses for a shade of gray. There was a dramatic drop in the number of IPOs (Initial Public Offerings), an increase in short interest, and the put/call ratio of stock options showed a high reading, meaning many market participants were nervous about the direction of stocks and were buying puts to hedge their positions. These signs of pessimism were positives for our sentiment model. Further, our monetary model improved as interest rates dropped throughout the rest of the year, and the yield curve began reverting to a more normalized upward slope. Starting in June, we

(1) THE RUSSELL 3000 INDEX MEASURES LARGE-CAP STOCK TOTAL-RETURN PERFORMANCE.
(2) THE S&P 500 INDEX MEASURES BROAD STOCK MARKET TOTAL-RETURN PERFORMANCE.
(3) THE NASDAQ INDEX MEASURES TECHNOLOGY-ORIENTED STOCK TOTAL-RETURN
    PERFORMANCE.
THE INDICES ARE UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT.

slowly and systematically began to increase the equity weighting of the Fund until it reached the year-end exposure of approximately 90%.


Q: WHAT MARKET FACTORS HAD THE GREATEST EFFECT ON PERFORMANCE?

A: The Federal Reserve Board's hawkish stance and our conservative posture in response were the biggest factors in our beating our benchmark and protecting our gains in this volatile year. Two other market factors also contributed to our success. First, after the speculative bubble burst, investors returned to rewarding companies with actual earnings and companies with reasonable valuations. Second, in the latter half of the year, the market breadth dramatically improved. Relative to 1999 and the first quarter of 2000, when only a few dozen tech companies dominated the market at the expense of all others, the last six months of 2000 rewarded companies from all sectors, if they had solid fundamentals. Our quantitative stock selection process benefited, both by the return to fundamentals and the improvement in market breadth.

Q: WHAT IS YOUR CURRENT OUTLOOK?


A: The Phoenix-Zweig mutual funds are managed with an emphasis on risk control, while seeking strong returns over full market cycles. We look to be in gear with the major trend of the market. Currently, with interest rates declining, the Fed cutting the Fed funds rate, and with the high level of investor pessimism, our models are indicating that the risk of a bear market is low. We are therefore bullishly positioned with approximately 90% exposure to equities. Although, as always, we are constantly analyzing the markets and will adjust to any changes in risk outlook.


                                                                JANUARY 26, 2001

Phoenix-Zweig Growth & Income Fund

AVERAGE ANNUAL TOTAL RETURNS(1)                           PERIOD ENDING 12/31/00


                                         INCEPTION    INCEPTION
                                1 YEAR  TO 12/31/00      DATE
                                ------  -----------  ------------
Class A Shares at NAV(2)         0.98%       5.44%     11/26/96
Class A Shares at POP(3)        (4.82)       3.93      11/26/96
Class B Shares at NAV(2)         0.22        4.70      11/26/96
Class B Shares with CDSC(4)     (3.40)       4.28      11/26/96
Class C Shares at NAV(2)         0.28        4.71      11/26/96
Class C Shares with CDSC(4)      0.28        4.71      11/26/96
Class I Shares at NAV(2)         1.19        5.74      11/26/96
S&P 500 Index(6)                (9.19)      16.30      11/26/96



(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
(4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1.25% in the first year and 0% thereafter.
(5) This chart illustrates POP returns on Class A shares and CDSC returns for Class B and Class C shares since inception.
(6) The S&P 500 Index is an unmanaged, commonly used measure of stock market total return performance. The Index's performance does not reflect sales charges.
     All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GROWTH OF $10,000                                           PERIODS ENDING 12/31
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             Phoenix-Zweig     Phoenix-Zweig     Phoenix-Zweig
           Growth & Income   Growth & Income   Growth & Income
          Fund Class A (5)  Fund Class B (5)  Fund Class C (5)  S & P 500 Index (6)
11/26/96            $9,425           $10,000           $10,000              $10,000
12/31/96            $9,470           $10,041           $10,050               $9,821
12/31/97           $11,659           $12,279           $12,277              $13,099
12/31/98           $11,471           $11,992           $11,990              $16,866
12/31/99           $11,596           $12,043           $12,044              $20,431
12/31/00           $11,710           $11,876           $12,078              $18,554



This Growth of $10,000 chart assumes an initial investment of $10,000 made on 11/26/96 (inception of the Fund) in Class A, B and C shares. The total return for Class A shares reflects the maximum sales charge of 5.75% on the initial investment. The total return for Class B shares reflects the CDSC charges which decline from 5% to 0% over a five year period. The total return for Class C shares reflects the CDSC charges which are 1.25% in the first year and 0% thereafter. The performance of Class I shares will be greater or less than that shown based on differences in fees. Performance assumes dividends and capital gains are reinvested.



SECTOR WEIGHTINGS                                                       12/31/00
As a percentage of equity holdings
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Technology          26%
Financials           22
Health-Care          15
Consumer Cyclicals   12
Capital Goods         8
Other                 8
Consumer Staples      6
Energy                3

Phoenix-Zweig Growth & Income Fund


 TEN LARGEST EQUITY HOLDINGS AT DECEMBER 31, 2000 (AS A PERCENTAGE OF TOTAL NET
                                    ASSETS)


    1.  Paychex, Inc.                                                  1.4%
        COMPUTER PAYROLL ACCOUNTING SERVICE
    2.  Pfizer, Inc.                                                   1.4%
        HEALTH-CARE AND CONSUMER PRODUCTS PRODUCER
    3.  Linear Technology Corp.                                        1.2%
        MANUFACTURES INTEGRATED CIRCUITS
    4.  STMicroelectronics NV                                          1.1%
        MANUFACTURES AND DISTRIBUTES SEMICONDUCTORS
    5.  Northern Trust Corp.                                           1.0%
        CHICAGO-BASED COMMERCIAL BANK
    6.  SEI Investments Co.                                            0.9%
        DIVERSIFIED INVESTMENT SERVICES COMPANY
    7.  Apollo Group, Inc. Class A                                     0.9%
        PROVIDES ADULT HIGHER EDUCATION SERVICES
    8.  International Game Technology                                  0.9%
        MANUFACTURES AND DISTRIBUTES COIN-OPERATED VIDEO GAMES
    9.  MBNA Corp.                                                     0.9%
        BANK HOLDING COMPANY THAT PROVIDES CREDIT CARD SERVICES
   10.  Expeditors International of Washington, Inc.                   0.9%
        INTERNATIONAL AIR FREIGHT FORWARDING COMPANY

                        INVESTMENTS AT DECEMBER 31, 2000

                                          SHARES     VALUE
                                          ------  -----------
COMMON STOCKS--78.1%
AGRICULTURAL PRODUCTS--0.4%
Archer-Daniels-Midland Co...........      3,400   $    51,000

AIR FREIGHT--1.0%
EGL, Inc.(b)........................        500        11,969
Expeditors International of
Washington, Inc.....................      2,200       118,112
                                                  -----------
                                                      130,081
                                                  -----------

AIRLINES--0.5%
SkyWest, Inc........................        800        23,000
Southwest Airlines Co...............      1,300        43,589
                                                  -----------
                                                       66,589
                                                  -----------

ALUMINUM--0.7%
Alcoa, Inc..........................      2,600        87,100

AUTOMOBILES--0.4%
Ford Motor Co.......................      2,148        50,344

BANKS (MAJOR REGIONAL)--4.7%
Bank of New York Co., Inc. (The)....      1,500        82,781
Fifth Third Bancorp.................      1,000        59,750
Firstar Corp.(b)....................      2,900        67,425
FleetBoston Financial Corp..........      1,200        45,075
Mellon Financial Corp...............      1,800        88,537
Northern Trust Corp.................      1,700       138,656
Synovus Financial Corp..............      1,500        40,406

                                          SHARES     VALUE
                                          ------  -----------
BANKS (MAJOR REGIONAL)--CONTINUED
Wells Fargo & Co....................      1,700   $    94,669
                                                  -----------
                                                      617,299
                                                  -----------

BANKS (MONEY CENTER)--0.7%
Chase Manhattan Corp. (The).........      1,900        86,331

BANKS (REGIONAL)--0.8%
Commerce Bancshares, Inc............        100         4,250
First Tennessee National Corp.......      1,200        34,725
Greater Bay Bancorp.................        500        20,500
Investors Financial Services
Corp................................        100         8,600
M & T Bank Corp.....................        500        34,000
                                                  -----------
                                                      102,075
                                                  -----------

BEVERAGES (ALCOHOLIC)--0.4%
Coors (Adolph) Co. Class B..........        700        56,219

BEVERAGES (NON-ALCOHOLIC)--0.3%
PepsiCo., Inc.......................        700        34,694

BIOTECHNOLOGY--3.0%
Amgen, Inc.(b)......................        500        31,969
ArQule, Inc.(b).....................        200         6,400
Avigen, Inc.(b).....................      2,500        51,875
Immunomedics, Inc.(b)...............        400         8,600
OSI Pharmaceuticals, Inc.(b)........        500        40,062
Protein Design Labs, Inc.(b)........        700        60,812
Regeneron Pharmaceuticals,
Inc.(b).............................      1,700        59,952
Techne Corp.(b).....................      1,600        57,700

                       See Notes to Financial Statements                      47

Phoenix-Zweig Growth & Income Fund

                                          SHARES     VALUE
                                          ------  -----------
BIOTECHNOLOGY--CONTINUED
Transkaryotic Therapies, Inc.(b)....      2,300   $    83,806
                                                  -----------
                                                      401,176
                                                  -----------
COMMUNICATIONS EQUIPMENT--2.6%
Avici Systems, Inc.(b)..............        100         2,462
Comverse Technology, Inc.(b)........        700        76,037
Corning, Inc........................      1,300        68,656
McData Corp. Class B(b).............        500        27,375
Scientific-Atlanta, Inc.............      2,500        81,406
Sycamore Networks, Inc.(b)..........        200         7,450
Wireless Facilities, Inc.(b)........      2,400        87,000
                                                  -----------
                                                      350,386
                                                  -----------

COMPUTERS (HARDWARE)--1.2%
Compaq Computer Corp................      2,500        37,625
Computer Network Technology
Corp.(b)............................        200         5,762
Palm, Inc.(b).......................      1,900        53,794
Sun Microsystems, Inc.(b)...........      2,000        55,750
                                                  -----------
                                                      152,931
                                                  -----------

COMPUTERS (NETWORKING)--0.5%
Cisco Systems, Inc.(b)..............      1,736        66,402

COMPUTERS (PERIPHERALS)--0.6%
EMC Corp.(b)........................      1,000        66,500
Finisar Corp.(b)....................        100         2,900
Rainbow Technologies, Inc.(b).......        300         4,744
                                                  -----------
                                                       74,144
                                                  -----------

COMPUTERS (SOFTWARE & SERVICES)--4.6%
Adobe Systems, Inc..................      1,100        64,006
America Online, Inc.(b).............        500        17,400
Autodesk, Inc.......................      1,500        40,406
Aware, Inc.(b)......................        200         3,550
Cadence Design System, Inc.(b)......      3,200        88,000
Dendrite International, Inc.(b).....        900        20,137
eBay, Inc.(b).......................        100         3,300
Embarcadero Technologies, Inc.(b)...        800        36,000
Foundry Networks, Inc.(b)...........        300         4,500
Henry (Jack) & Associates, Inc......        800        49,700
MapInfo Corp.(b)....................        500        23,625
Mercury Interactive Corp.(b)........        400        36,100
Oracle Corp.(b).....................        900        26,156
Parametric Technology Corp.(b)......      7,300        98,094
PeopleSoft, Inc.(b).................      1,200        44,625
Portal Software, Inc.(b)............        700         5,491

                                          SHARES     VALUE
                                          ------  -----------
COMPUTERS (SOFTWARE & SERVICES)--CONTINUED
Quest Software, Inc.(b).............        500   $    14,031
Siebel Systems, Inc.(b).............        400        27,050
Yahoo!, Inc.(b).....................        300         9,019
                                                  -----------
                                                      611,190
                                                  -----------

CONSUMER FINANCE--1.2%
MBNA Corp.(c).......................      3,200       118,200
Providian Financial Corp............        700        40,250
                                                  -----------
                                                      158,450
                                                  -----------

DISTRIBUTORS (FOOD & HEALTH)--1.8%
Cardinal Health, Inc................        500        49,812
Patterson Dental Co.(b).............      2,700        91,462
SYSCO Corp..........................      3,200        96,000
                                                  -----------
                                                      237,274
                                                  -----------

ELECTRICAL EQUIPMENT--4.4%
AVX Corp............................      1,900        31,112
Amphenol Corp. Class A(b)...........        700        27,431
Artesyn Technologies, Inc.(b).......      1,000        15,875
C&D Technologies, Inc...............      1,700        73,419
Emerson Electric Co.................        500        39,406
General Electric Co.................      1,400        67,112
Molex, Inc..........................      3,175       112,712
Park Electrochemical Corp...........        600        18,412
Plexus Corp.(b).....................        200         6,078
Sanmina Corp.(b)....................        400        30,650
Symbol Technologies, Inc............      1,000        36,000
Technitrol, Inc.....................      1,200        49,350
Vicor Corp.(b)......................      2,400        72,900
                                                  -----------
                                                      580,457
                                                  -----------

ELECTRONICS (INSTRUMENTATION)--1.2%
Keithley Instruments, Inc...........        400        17,225
Methode Electronics, Inc.
Class A.............................        700        16,056
Newport Corp........................        300        23,583
PerkinElmer, Inc....................        500        52,500
Tektronix, Inc......................      1,400        47,162
Tollgrade Communications, Inc.(b)...        100         3,650
                                                  -----------
                                                      160,176
                                                  -----------

ELECTRONICS (SEMICONDUCTORS)--3.9%
Analog Devices, Inc.(b).............      1,100        56,306
Dallas Semiconductor Corp...........      1,800        46,125
Intel Corp.(c)......................      3,300        99,206
Linear Technology Corp.(c)..........      3,400       157,250

48                     See Notes to Financial Statements

Phoenix-Zweig Growth & Income Fund

                                          SHARES     VALUE
                                          ------  -----------
ELECTRONICS (SEMICONDUCTORS)--CONTINUED
Micrel, Inc.(b).....................        800   $    26,950
Stratos Lightwave, Inc.(b)..........      1,700        29,006
Texas Instruments, Inc..............      1,660        78,642
TriQuint Semiconductor, Inc.(b).....        100         4,369
Vitesse Semiconductor Corp.(b)......        400        22,125
                                                  -----------
                                                      519,979
                                                  -----------

ENGINEERING & CONSTRUCTION--0.6%
Dycom Industries, Inc.(b)...........      2,100        75,469
EQUIPMENT (SEMICONDUCTORS)--0.7%
Cabot Microelectronics Corp.(b).....      1,800        93,487
FINANCIAL (DIVERSIFIED)--4.3%
Allied Capital Corp.................      1,600        33,400
American Express Co.................      1,600        87,900
Citigroup, Inc......................      1,746        89,155
Fannie Mae..........................        600        52,050
Morgan Stanley Dean Witter & Co.....      1,300       103,025
SEI Investments Co..................      1,100       123,200
State Street Corp...................        600        74,526
                                                  -----------
                                                      563,256
                                                  -----------

FOODS--0.3%
McCormick & Co., Inc................      1,200        43,275

FOOTWEAR--0.8%
Timberland Co. (The) Class A(b).....      1,600       107,000
GAMING, LOTTERY & PARI-MUTUEL COMPANIES--0.9%
International Game
Technology(b)(c)....................      2,500       120,000

HEALTH CARE (DIVERSIFIED)--0.6%
Abbott Laboratories.................      1,700        82,344
HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--4.6%
Allergan, Inc.......................        900        87,131
Celgene Corp.(b)....................        900        29,250
Forest Laboratories, Inc.(b)........        600        79,725
Lilly (Eli) & Co....................        900        83,756
Merck & Co., Inc....................        500        46,813
Pfizer, Inc.........................      3,900       179,400
QLT, Inc.(b)........................      1,900        53,200
Schering-Plough Corp................        800        45,400
                                                  -----------
                                                      604,675
                                                  -----------

HEALTH CARE (GENERIC AND OTHER)--0.7%
King Pharmaceuticals, Inc.(b).......      1,800        93,038

                                          SHARES     VALUE
                                          ------  -----------

HEALTH CARE (MANAGED CARE)--0.9%
CIGNA Corp..........................        500   $    66,150
UnitedHealth Group, Inc.............        800        49,100
                                                  -----------
                                                      115,250
                                                  -----------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--2.3%
Applera Corp-Applied Biosystems
Group...............................        600        56,438
Biomet, Inc.........................      2,400        95,250
Medtronic, Inc......................      1,600        96,600
Stryker Corp........................      1,000        50,590
VISX, Inc.(b).......................      1,200        12,525
                                                  -----------
                                                      311,403
                                                  -----------

HEALTH CARE (SPECIALIZED SERVICES)--0.3%
FuelCell Energy, Inc.(b)............        500        34,281

INSURANCE (LIFE/HEALTH)--0.4%
AFLAC, Inc..........................        500        36,094
Lincoln National Corp...............        300        14,194
                                                  -----------
                                                       50,288
                                                  -----------

INSURANCE (MULTI-LINE)--0.6%
American International Group,
Inc.................................        850        83,778

INSURANCE (PROPERTY-CASUALTY)--0.5%
Allstate Corp. (The)................      1,200        52,275
HCC Insurance Holdings, Inc.........        300         8,081
Old Republic International Corp.....        200         6,400
                                                  -----------
                                                       66,756
                                                  -----------

INSURANCE BROKERS--1.0%
Aon Corp............................        700        23,975
Gallagher (Arthur J.) & Co..........      1,700       108,163
                                                  -----------
                                                      132,138
                                                  -----------

INVESTMENT BANKING/BROKERAGE--1.9%
Ameritrade Holding Corp.
Class A(b)..........................      1,100         7,700
Goldman Sachs Group, Inc. (The).....        500        53,469
Lehman Brothers Holdings, Inc.......        600        40,575
Merrill Lynch & Co., Inc............      1,300        88,644
Schwab (Charles) Corp. (The)........      1,850        52,494
Waddell & Reed Financial, Inc.
Class A.............................        400        15,050
                                                  -----------
                                                      257,932
                                                  -----------

INVESTMENT MANAGEMENT--0.5%
Federated Investors, Inc............      1,400        40,775

                       See Notes to Financial Statements                      49

Phoenix-Zweig Growth & Income Fund

                                          SHARES     VALUE
                                          ------  -----------
INVESTMENT MANAGEMENT--CONTINUED
Price (T. Rowe) Group, Inc..........        600   $    25,359
                                                  -----------
                                                       66,134
                                                  -----------
IRON & STEEL--0.2%
Nucor Corp..........................        800        31,750

LEISURE TIME (PRODUCTS)--0.9%
Harley-Davidson, Inc.(c)............      2,900       115,275

MACHINERY (DIVERSIFIED)--0.3%
Dover Corp..........................      1,100        44,619
MANUFACTURING (DIVERSIFIED)--0.6%
Tyco International Ltd..............        700        38,850
United Technologies Corp............        600        47,175
                                                  -----------
                                                       86,025
                                                  -----------

MANUFACTURING (SPECIALIZED)--0.1%
Jabil Circuit, Inc.(b)..............        500        12,688

NATURAL GAS--0.3%
Williams Cos., Inc. (The)...........        900        35,944

OFFICE EQUIPMENT & SUPPLIES--0.3%
Miller (Herman), Inc................      1,200        34,500

OIL & GAS (DRILLING & EQUIPMENT)--2.0%
ENSCO International, Inc............        800        27,250
Global Marine, Inc.(b)..............      2,500        70,938
Helmerich & Payne, Inc..............      1,400        61,425
Schlumberger Ltd....................      1,000        79,938
Smith International, Inc.(b)........        400        29,825
                                                  -----------
                                                      269,376
                                                  -----------

OIL & GAS (EXPLORATION & PRODUCTION)--0.1%
Devon Energy Corp...................        300        18,291

OIL (INTERNATIONAL INTEGRATED)--0.7%
Exxon Mobil Corp....................      1,000        86,938
PAPER & FOREST PRODUCTS--0.2%
Westvaco Corp.......................      1,100        32,106
PERSONAL CARE--0.3%
Alberto-Culver Co. Class B..........        900        38,531

POWER PRODUCERS (INDEPENDENT)--0.8%
Calpine Corp........................      2,400       108,150

REITS--1.2%
Equity Residential Properties
Trust...............................      1,200        66,375

                                          SHARES     VALUE
                                          ------  -----------
REITS--CONTINUED
Home Properties of New York, Inc....      1,500   $    41,906
Host Marriott Corp..................      3,800        49,163
                                                  -----------
                                                      157,444
                                                  -----------

RESTAURANTS--0.6%
Cheesecake Factory, Inc. (The)(b)...      2,000        76,750

RETAIL (BUILDING SUPPLIES)--1.1%
Fastenal Co.........................        500        27,438
Home Depot, Inc. (The)..............      1,900        86,806
Lowe's Cos., Inc....................        700        31,150
                                                  -----------
                                                      145,394
                                                  -----------

RETAIL (COMPUTERS & ELECTRONICS)--0.4%
CDW Computer Centers, Inc.(b).......      1,900        52,963

RETAIL (DEPARTMENT STORES)--0.7%
Kohl's Corp.(b).....................      1,500        91,500

RETAIL (DRUG STORES)--0.3%
Walgreen Co.........................      1,000        41,813

RETAIL (GENERAL MERCHANDISE)--0.2%
Wal-Mart Stores, Inc................        600        31,875

RETAIL (HOME SHOPPING)--0.2%
Insight Enterprises, Inc.(b)........      1,600        28,700

RETAIL (SPECIALTY)--1.1%
Bed Bath & Beyond, Inc.(b)..........      1,700        38,038
Pier 1 Imports, Inc.................      2,200        22,688
Tiffany & Co........................      2,600        82,225
                                                  -----------
                                                      142,951
                                                  -----------

RETAIL (SPECIALTY-APPAREL)--0.3%
Chico's FAS, Inc.(b)................      2,100        43,838

SAVINGS & LOAN COMPANIES--0.5%
Golden West Financial Corp..........        600        40,500
Washington Mutual, Inc..............        500        26,531
                                                  -----------
                                                       67,031
                                                  -----------

SERVICES (ADVERTISING/MARKETING)--0.8%
Forrester Research, Inc.(b).........      2,000       100,125

SERVICES (COMMERCIAL & CONSUMER)--2.7%
Apollo Group, Inc. Class A(c).......      2,500       122,969
Cintas Corp.........................        500        26,594
Convergys Corp.(b)..................      1,000        45,313

50                     See Notes to Financial Statements

Phoenix-Zweig Growth & Income Fund

                                          SHARES     VALUE
                                          ------  -----------
SERVICES (COMMERCIAL & CONSUMER)--CONTINUED
Galileo International, Inc..........      4,400   $    88,000
TeleTech Holdings, Inc.(b)..........        400         7,350
Viad Corp...........................      2,900        66,700
                                                  -----------
                                                      356,926
                                                  -----------

SERVICES (COMPUTER SYSTEMS)--0.0%
Comdisco, Inc.......................        600         6,863

SERVICES (DATA PROCESSING)--2.0%
Automatic Data Processing, Inc......      1,300        82,306
Paychex, Inc........................      3,800       184,775
                                                  -----------
                                                      267,081
                                                  -----------
SERVICES (EMPLOYMENT)--0.6%
Robert Half International,
Inc.(b).............................      2,800        74,200

TELECOMMUNICATIONS (CELLULAR/WIRELESS)--0.2%
Boston Communications Group,
Inc.(b).............................      1,100        30,663

TELECOMMUNICATIONS (LONG DISTANCE)--0.7%
Illuminet Holdings, Inc.(b).........      4,300        98,631
TOBACCO--0.7%
Philip Morris Cos., Inc.............      2,200        96,800

TRUCKERS--0.2%
C.H. Robinson Worldwide, Inc........        800        25,150
-------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $10,385,433)                      10,345,692
-------------------------------------------------------------
FOREIGN COMMON STOCKS--7.7%

COMMUNICATIONS EQUIPMENT--1.5%
360networks, Inc. (Canada)(b).......      7,800        99,450
Nokia Oyj ADR (Finland).............      1,400        60,900
Telefonaktiebolaget LM Ericsson AB
ADR (Sweden)........................      3,100        34,681
                                                  -----------
                                                      195,031
                                                  -----------
COMPUTERS (SOFTWARE & SERVICES)--1.4%
Amdocs Ltd. (United Kingdom)(b).....        300        19,875
Autonomy Corp. PLC ADR (United
Kingdom)(b).........................      1,300        34,937
Infosys Technologies Ltd. ADR
(India).............................      1,000        92,250
Precise Software Solutions Ltd.
(Israel)(b).........................        600        14,850
SAP AG ADR (Germany)................        900        30,319
                                                  -----------
                                                      192,231
                                                  -----------

                                          SHARES     VALUE
                                          ------  -----------

ELECTRICAL EQUIPMENT--0.4%
Koninklijke (Royal) Philips
Electronics NV NY Registred Shares
(Netherlands).......................      1,582   $    57,347

ELECTRONICS (INSTRUMENTATION)--0.4%
Exfo Electro-Optical Engineering,
Inc. (Canada)(b)....................      1,900        49,637

ELECTRONICS (SEMICONDUCTORS)--1.8%
Chartered Semiconductor
Manufacturing Ltd. ADR
(Singapore)(b)......................        200         5,275
STMicroelectronics NV NY Shares
(France)............................      3,500       149,844
Taiwan Semiconductor Manufacturing
Co. Ltd. ADR (Taiwan)(b)............      4,800        82,800
                                                  -----------
                                                      237,919
                                                  -----------

ENTERTAINMENT--0.1%
News Corp. Ltd. (The) ADR
(Australia).........................        600        19,350

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--0.8%
Novartis AG ADR (Switzerland).......        800        35,800
Teva Pharmaceutical Industries Ltd.
ADR (Israel)........................      1,000        73,250
                                                  -----------
                                                      109,050
                                                  -----------

INSURANCE (LIFE/HEALTH)--0.4%
Axa ADR (France)....................        147        10,556
Manulife Financial Corp. (Canada)...        300         9,413
Sun Life Financial Services of
Canada (Canada).....................      1,000        26,625
                                                  -----------
                                                       46,594
                                                  -----------

INSURANCE (PROPERTY-CASUALTY)--0.1%
Ace Ltd. (Bermuda)..................        200         8,488

RAILROADS--0.2%
Canadian Pacific Ltd. (Canada)......      1,000        28,563

TELECOMMUNICATIONS (LONG DISTANCE)--0.4%
COLT Telecom Group PLC ADR (United
Kingdom)(b).........................        200        17,550
Cable & Wireless PLC ADR (United
Kingdom)............................      1,000        39,875
                                                  -----------
                                                       57,425
                                                  -----------

TEXTILES (SPECIALTY)--0.2%
Gucci Group NV NY Registered Shares
(Netherlands).......................        300        26,550
-------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $1,350,575)                        1,028,185
-------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--85.8%
(IDENTIFIED COST $11,736,008)                      11,373,877
-------------------------------------------------------------

                       See Notes to Financial Statements                      51

Phoenix-Zweig Growth & Income Fund

                                           PAR
                                          VALUE
                                          (000)      VALUE
                                          ------  -----------
SHORT-TERM OBLIGATIONS--16.9%

U.S. GOVERNMENT SECURITIES--1.2%
U.S. Treasury Bill 5.92%,
2/22/01(c)..........................      $ 150   $   148,937

FEDERAL AGENCY SECURITIES--7.5%
Freddie Mac Discount Note 6.22%,
1/26/01.............................      1,000       995,681

REPURCHASE AGREEMENT--8.2%
Morgan Stanley & Co., Inc.
repurchase agreement, 6.30%, dated
12/29/00 due 1/2/01, repurchase
price $1,089,762, collateralized by
Fannie Mae Bond 5.50%, 1/1/24,
market value $1,121,864.............      1,089     1,089,000
-------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $2,233,398)                        2,233,618
-------------------------------------------------------------


TOTAL INVESTMENTS--102.7%
(IDENTIFIED COST $13,969,406)                          13,607,495(a)
Other assets and liabilities, net--(2.7%)                (363,779)
                                                     ------------
NET ASSETS--100.0%                                   $ 13,243,716
                                                     ============


(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $1,287,259 and gross depreciation of $1,663,549 for federal income tax purposes. At December 31, 2000, the aggregate cost of securities for federal income tax purposes was $13,983,785.
(b)  Non-income producing.
(c)  All or a portion segregated as collateral.

52                     See Notes to Financial Statements

Phoenix-Zweig Growth & Income Fund


                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2000

ASSETS
Investment securities at value
  (Identified cost $13,969,406)                               $   13,607,495
Cash                                                                   2,788
Receivables
  Fund shares sold                                                    77,974
  Dividends and interest                                               7,868
Deferred organization expenses                                         4,632
                                                              --------------
    Total assets                                                  13,700,757
                                                              --------------
LIABILITIES
Payables
  Fund shares repurchased                                            387,134
  Distribution fee                                                     9,127
  Variation margin for futures contracts                               9,100
  Investment advisory fee                                              8,457
  Transfer agent fee                                                   6,079
  Trustees' fee                                                        3,173
  Financial agent fee                                                    792
Accrued expenses                                                      33,179
                                                              --------------
    Total liabilities                                                457,041
                                                              --------------
NET ASSETS                                                    $   13,243,716
                                                              ==============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $   14,078,763
Distributions in excess of net investment income                     (18,451)
Accumulated net realized loss                                       (470,009)
Net unrealized depreciation                                         (346,587)
                                                              --------------
NET ASSETS                                                    $   13,243,716
                                                              ==============
CLASS A
Shares of beneficial interest outstanding, $0.10 par value,
  unlimited authorization (Net Assets $2,224,347)                    201,735
Net asset value per share                                             $11.03
Offering price per share $11.03/(1-5.75%)                             $11.70
CLASS B
Shares of beneficial interest outstanding, $0.10 par value,
  unlimited authorization (Net Assets $6,807,038)                    619,750
Net asset value and offering price per share                          $10.98
CLASS C
Shares of beneficial interest outstanding, $0.10 par value,
  unlimited authorization (Net Assets $3,264,202)                    296,840
Net asset value and offering price per share                          $11.00
CLASS I
Shares of beneficial interest outstanding, $0.10 par value,
  unlimited authorization (Net Assets $948,129)                       85,491
Net asset value and offering price per share                          $11.09



                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2000

INVESTMENT INCOME
Interest                                                      $      389,048
Dividends                                                             87,962
Foreign taxes withheld                                                  (609)
                                                              --------------
    Total investment income                                          476,401
                                                              --------------
EXPENSES
Investment advisory fee                                              129,012
Distribution fee, Class A                                              7,969
Distribution fee, Class B                                             85,299
Distribution fee, Class C                                             44,199
Financial agent fee                                                   12,040
Transfer agent                                                        60,998
Custodian                                                             40,954
Registration                                                          29,851
Professional                                                          18,204
Printing                                                              10,851
Trustees                                                               7,707
Amortization of deferred organization expenses                         5,153
Miscellaneous                                                         11,768
                                                              --------------
    Total expenses                                                   464,005
                                                              --------------
NET INVESTMENT INCOME                                                 12,396
                                                              --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                    1,516,448
Net realized loss on futures contracts                               (23,033)
Net change in unrealized appreciation (depreciation) on
  investments                                                     (1,015,766)
                                                              --------------
NET GAIN ON INVESTMENTS                                              477,649
                                                              --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $      490,045
                                                              ==============


                       See Notes to Financial Statements                      53

Phoenix-Zweig Growth & Income Fund

                       STATEMENT OF CHANGES IN NET ASSETS


                                          Year Ended    Year Ended
                                           12/31/00      12/31/99
                                          -----------  ------------
FROM OPERATIONS
  Net investment income (loss)            $    12,396  $    231,452
  Net realized gain (loss)                  1,493,415     1,277,181
  Net change in unrealized appreciation
    (depreciation)                         (1,015,766)   (1,869,768)
                                          -----------  ------------
  INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                 490,045      (361,135)
                                          -----------  ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income, Class A                   --       (66,509)
  Net investment income, Class B                   --       (85,176)
  Net investment income, Class C                   --       (39,823)
  Net investment income, Class I                   --       (35,875)
  Net realized gains, Class A                (146,387)     (302,474)
  Net realized gains, Class B                (446,650)     (876,208)
  Net realized gains, Class C                (215,086)     (539,738)
  Net realized gains, Class I                 (61,291)     (156,842)
  In excess of net investment income,
    Class A                                   (10,468)           --
  In excess of net investment income,
    Class B                                   (13,668)           --
  In excess of net investment income,
    Class C                                    (5,503)           --
  In excess of net investment income,
    Class I                                   (10,492)           --
  In excess of net realized gains, Class
    A                                         (74,336)           --
  In excess of net realized gains, Class
    B                                        (226,813)           --
  In excess of net realized gains, Class
    C                                        (109,223)           --
  In excess of net realized gains, Class
    I                                         (31,124)           --
                                          -----------  ------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS          (1,351,041)   (2,102,645)
                                          -----------  ------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares (84,778
    and 20,588 shares, respectively)        1,012,709       271,536
  Net asset value of shares issued from
    reinvestment of distributions
    (19,398 and 29,156 shares,
    respectively)                             219,779       345,397
  Cost of shares repurchased (182,097
    and 380,081 shares, respectively)      (2,248,129)   (4,983,646)
                                          -----------  ------------
Total                                      (1,015,641)   (4,366,713)
                                          -----------  ------------
CLASS B
  Proceeds from sales of shares (68,597
    and 52,764 shares, respectively)          865,579       684,195
  Net asset value of shares issued from
    reinvestment of distributions
    (51,536 and 66,723 shares,
    respectively)                             580,175       782,620
  Cost of shares repurchased (297,934
    and 547,967 shares, respectively)      (3,814,208)   (7,095,775)
                                          -----------  ------------
Total                                      (2,368,454)   (5,628,960)
                                          -----------  ------------
CLASS C
  Proceeds from sales of shares (91,043
    and 71,824 shares, respectively)        1,169,420       919,029
  Net asset value of shares issued from
    reinvestment of distributions
    (27,130 and 45,958 shares,
    respectively)                             305,628       538,304
  Cost of shares repurchased (274,416
    and 738,676 shares, respectively)      (3,533,070)   (9,519,002)
                                          -----------  ------------
Total                                      (2,058,022)   (8,061,669)
                                          -----------  ------------
CLASS I
  Proceeds from sales of shares (0 and
    17,995 shares, respectively)                   --       228,000
  Net asset value of shares issued from
    reinvestment of distributions
    (8,957 and 16,206 shares,
    respectively)                             102,907       192,711
  Cost of shares repurchased (75,275 and
    6,202 shares, respectively)              (988,590)      (83,117)
                                          -----------  ------------
Total                                        (885,683)      337,594
                                          -----------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM
    SHARE TRANSACTIONS                     (6,327,800)  (17,719,748)
                                          -----------  ------------
  NET INCREASE (DECREASE) IN NET ASSETS    (7,188,796)  (20,183,528)
NET ASSETS
  Beginning of period                      20,432,512    40,616,040
                                          -----------  ------------
  END OF PERIOD [INCLUDING DISTRIBUTIONS
    IN EXCESS OF NET INVESTMENT INCOME
    OF ($18,451) AND ($17,114),
    RESPECTIVELY]                         $13,243,716  $ 20,432,512
                                          ===========  ============


54                     See Notes to Financial Statements

Phoenix-Zweig Growth & Income Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)


                                                                                CLASS A
                                                    ---------------------------------------------------------------
                                                                                                           FROM
                                                               YEAR ENDED DECEMBER 31                    INCEPTION
                                                    ---------------------------------------------       11/26/96 TO
                                                     2000         1999         1998         1997         12/31/96
Net asset value, beginning of period                $12.13       $13.40       $13.73       $11.37          $11.34
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                        0.09         0.17(6)      0.11         0.24            0.01
  Net realized and unrealized gain (loss)             0.06        (0.08)       (0.33)        2.36            0.03
                                                    ------       ------       ------       ------          ------
      TOTAL FROM INVESTMENT OPERATIONS                0.15         0.09        (0.22)        2.60            0.04
                                                    ------       ------       ------       ------          ------
LESS DISTRIBUTIONS
  Dividends from net investment income                  --        (0.21)       (0.11)       (0.24)          (0.01)
  Dividends from net realized gains                  (0.80)       (1.15)          --           --              --
  In excess of net investment income                 (0.05)          --           --           --              --
  In excess of net realized gains                    (0.40)          --           --           --              --
                                                    ------       ------       ------       ------          ------
      TOTAL DISTRIBUTIONS                            (1.25)       (1.36)       (0.11)       (0.24)          (0.01)
                                                    ------       ------       ------       ------          ------
Change in net asset value                            (1.10)       (1.27)       (0.33)        2.36            0.03
                                                    ------       ------       ------       ------          ------
NET ASSET VALUE, END OF PERIOD                      $11.03       $12.13       $13.40       $13.73          $11.37
                                                    ======       ======       ======       ======          ======
Total return(1)                                       0.98%        1.09%      (1.61)%       23.12%           0.39%(3)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)               $2,224       $3,393       $8,172       $6,836          $2,508

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                  2.19%        1.80%       1.56%(4)      1.30%(4)        1.30%(2)(4)
  Net investment income                               0.57%        1.28%       0.82%         2.26%           1.47%(2)
Portfolio turnover                                     242%         193%        152%          120%              2%



                                                                                 CLASS B
                                                    -----------------------------------------------------------------
                                                                                                             FROM
                                                                YEAR ENDED DECEMBER 31                     INCEPTION
                                                    -----------------------------------------------       11/26/96 TO
                                                     2000         1999         1998          1997          12/31/96
Net asset value, beginning of period                $12.14       $13.39       $ 13.73       $ 11.37          $11.34
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                       (0.01)        0.08(6)       0.02          0.16            0.01
  Net realized and unrealized gain (loss)             0.07        (0.08)        (0.34)         2.36            0.03
                                                    ------       ------       -------       -------          ------
      TOTAL FROM INVESTMENT OPERATIONS                0.06         0.00         (0.32)         2.52            0.04
                                                    ------       ------       -------       -------          ------
LESS DISTRIBUTIONS
  Dividends from net investment income                  --        (0.10)        (0.02)        (0.16)          (0.01)
  Dividends from net realized gains                  (0.80)       (1.15)           --            --              --
  In excess of net investment income                 (0.02)          --            --            --              --
  In excess of net realized gains                    (0.40)          --            --            --              --
                                                    ------       ------       -------       -------          ------
      TOTAL DISTRIBUTIONS                            (1.22)       (1.25)        (0.02)        (0.16)          (0.01)
                                                    ------       ------       -------       -------          ------
Change in net asset value                            (1.16)       (1.25)        (0.34)         2.36            0.03
                                                    ------       ------       -------       -------          ------
NET ASSET VALUE, END OF PERIOD                      $10.98       $12.14       $ 13.39       $ 13.73          $11.37
                                                    ======       ======       =======       =======          ======
Total return(1)                                       0.22%        0.42%       (2.33)%        22.29%           0.33%(3)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)               $6,807       $9,684       $16,416       $11,920          $2,693

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                  2.90%        2.51%        2.26%(5)       2.00%(5)        2.00%(2)(5)
  Net investment income                              (0.15)%       0.64%        0.12%          1.56%           0.77%(2)
Portfolio turnover                                     242%         193%         152%           120%              2%


(1)  Maximum sales charge is not reflected in total return calculation.
(2)  Annualized.
(3)  Not annualized.
(4) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.61%, 2.00% and 3.37% for the periods ended December 31, 1998, 1997 and 1996, respectively.
(5) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.31%, 2.70% and 4.07% for the periods ended December 31, 1998, 1997 and 1996, respectively.
(6)  Computed using average shares outstanding.

                       See Notes to Financial Statements                      55

Phoenix-Zweig Growth & Income Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)


                                                                                 CLASS C
                                                    -----------------------------------------------------------------
                                                                                                             FROM
                                                                YEAR ENDED DECEMBER 31                     INCEPTION
                                                    -----------------------------------------------       11/26/96 TO
                                                     2000         1999         1998          1997          12/31/96
Net asset value, beginning of period                $12.15       $13.37       $ 13.71       $ 11.38          $11.34
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                        0.01         0.08(6)       0.02          0.17            0.01
  Net realized and unrealized gain (loss)             0.06        (0.07)        (0.34)         2.33            0.04
                                                    ------       ------       -------       -------          ------
      TOTAL FROM INVESTMENT OPERATIONS                0.07         0.01         (0.32)         2.50            0.05
                                                    ------       ------       -------       -------          ------
LESS DISTRIBUTIONS
  Dividends from net investment income                  --        (0.08)        (0.02)        (0.17)          (0.01)
  Dividends from net realized gains                  (0.80)       (1.15)           --            --              --
  In excess of net investment income                 (0.02)          --            --            --              --
  In excess of net realized gains                    (0.40)          --            --            --              --
                                                    ------       ------       -------       -------          ------
      TOTAL DISTRIBUTIONS                            (1.22)       (1.23)        (0.02)        (0.17)          (0.01)
                                                    ------       ------       -------       -------          ------
Change in net asset value                            (1.15)       (1.22)        (0.34)         2.33            0.04
                                                    ------       ------       -------       -------          ------
NET ASSET VALUE, END OF PERIOD                      $11.00       $12.15       $ 13.37       $ 13.71          $11.38
                                                    ======       ======       =======       =======          ======
Total return(1)                                      0.28%         0.45%       (2.34)%        22.15%           0.42%(3)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)               $3,264       $5,507       $14,364       $13,525          $4,509

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                 2.89%         2.50%        2.26%(4)       2.00%(4)        2.00%(2)(4)
  Net investment income                             (0.11)%        0.60%        0.12%          1.56%           0.77%(2)
Portfolio turnover                                    242%          193%         152%           120%              2%



                                                                                CLASS I
                                                    ---------------------------------------------------------------
                                                                                                           FROM
                                                               YEAR ENDED DECEMBER 31                    INCEPTION
                                                    ---------------------------------------------       11/26/96 TO
                                                     2000         1999         1998         1997         12/31/96
Net asset value, beginning of period                $12.18       $13.44       $13.77       $11.37          $11.34
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                        0.13         0.23(6)      0.15         0.24            0.02
  Net realized and unrealized gain (loss)             0.05        (0.09)       (0.33)        2.40            0.03
                                                    ------       ------       ------       ------          ------
      TOTAL FROM INVESTMENT OPERATIONS                0.18         0.14        (0.18)        2.64            0.05
                                                    ------       ------       ------       ------          ------
LESS DISTRIBUTIONS
  Dividends from net investment income                  --        (0.25)       (0.15)       (0.24)          (0.02)
  Dividends from net realized gains                  (0.80)       (1.15)          --           --              --
  In excess of net investment income                 (0.07)          --           --           --              --
  In excess of net realized gains                    (0.40)          --           --           --              --
                                                    ------       ------       ------       ------          ------
      TOTAL DISTRIBUTIONS                            (1.27)       (1.40)       (0.15)       (0.24)          (0.02)
                                                    ------       ------       ------       ------          ------
Change in net asset value                            (1.09)       (1.26)       (0.33)        2.40            0.03
                                                    ------       ------       ------       ------          ------
NET ASSET VALUE, END OF PERIOD                      $11.09       $12.18       $13.44       $13.77          $11.37
                                                    ======       ======       ======       ======          ======
Total return(1)                                       1.19%        1.46%      (1.31)%       23.42%           0.41%(3)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                 $948       $1,848       $1,664       $1,686            $101

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                  1.90%        1.54%       1.26%(5)      1.00%(5)        1.00%(2)(5)
  Net investment income                               0.95%        1.72%       1.12%         2.56%           1.77%(2)
Portfolio turnover                                     242%         193%        152%          120%              2%


(1)  Maximum sales charge is not reflected in total return calculation.
(2)  Annualized.
(3)  Not annualized.
(4) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.31%, 2.70% and 4.07% for the periods ended December 31, 1998, 1997 and 1996, respectively.
(5) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.31%, 1.70% and 3.07% for the periods ended December 31, 1998, 1997 and 1996, respectively.
(6)  Computed using average shares outstanding.

56                     See Notes to Financial Statements

PHOENIX-ZWEIG MANAGED ASSETS

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM

Q: WOULD YOU BRIEFLY SUMMARIZE THE FUND'S INVESTMENT OBJECTIVE AND STRATEGY?

A: In managing the Fund, we focus on capital appreciation through a flexible approach that includes investment in domestic and foreign stocks and bonds. Investors should keep in mind that foreign investments pose added risks, such as currency fluctuation, less public disclosure, and economic and political risks.

Q: HOW WOULD YOU ASSESS THE FUND'S PERFORMANCE IN 2000?

A: Although no investor likes to see his or her investment drop in value at all, we can certainly say that the Fund helped mitigate what was a very painful year for equity investors worldwide. Our balanced approach to investing in a variety of stocks and bonds around the world helped to limit the downside that investors must endure from time to time.


    For the 12 months ended December 31, 2000, Class I shares slipped 1.95%, Class A shares fell 2.22%, Class B shares dropped 2.97%, and Class C shares lost 2.86%. The Fund's benchmark(1) was down 2.16%, and the Lipper Global Flexible Fund index fell 4.44% for the year.(2) All performance figures assume reinvestment of dividends and exclude the effect of sales charges.


Q: WHAT WERE SOME OF THE FACTORS THAT AFFECTED THE PERFORMANCE LAST YEAR?

A: We began the year cautiously positioned as central banks around the world were tightening interest rates and overly optimistic expectations for the coming year fueled speculative excesses, a negative in our sentiment model. Early in the year our cautious approach looked somewhat foolish, however, as the Internet stock bubble began to burst, we were somewhat vindicated.


    By early summer we began to increase both the stock and bond exposure of the Fund, which turned out to be a very timely move into bonds. Unfortunately, stocks did not do as well as we expected, and although many of the names we purchased did rise in value, it was not enough to completely insulate the Fund from losses. International stocks had an abysmal year, especially the Japanese Nikkei(3), and we were fortunate that our models kept us hedged against negative currency moves as the euro continued its slide. On balance, the volatility in a variety of stocks, bonds, and currencies kept us on our toes. However, knowing that we did limit losses during a difficult year was satisfying.


Q: WHAT IS YOUR CURRENT OUTLOOK?

A: As of this writing, we are trimming the Fund's bond exposure and keeping our equity exposure steady. The unanticipated interest rate cut by the Federal Reserve did push our monetary models higher, but positive momentum is needed to justify additional stock purchases. We never predict the future, but rather stick with our models that have served us well over time. If central banks around the world forge ahead with easier money, it could turn out to be a good year for investors; however, as always, we will adhere to our investment discipline.

                                                                JANUARY 18, 2001


(1) THE BALANCED BENCHMARK IS A COMPOSITE INDEX MADE UP OF 50% OF THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX AND 50% OF THE SALOMON CURRENCY HEDGED WORLD GOVERNMENT BOND INDEX. THE INDICES ARE UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT.


(2) THE UNMANAGED LIPPER GLOBAL FLEXIBLE FUND INDEX REPRESENTS AN AVERAGE OF THE PERFORMANCE OF THE GLOBAL FLEXIBLE STYLE FUNDS TRACKED BY LIPPER, INC., AN INDEPENDENT MUTUAL FUND PERFORMANCE MONITOR.


(3) THE NIKKEI INDEX MEASURES JAPANESE STOCK TOTAL-RETURN PERFORMANCE. THE INDEX IS UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT.

Phoenix-Zweig Managed Assets


AVERAGE ANNUAL TOTAL RETURNS(1)                           PERIOD ENDING 12/31/00

                                                  INCEPTION    INCEPTION
                                1 YEAR  5 YEARS  TO 12/31/00      DATE
                                ------  -------  -----------  ------------
Class A Shares at NAV(2)        (2.22)%   9.15%       8.88%       2/8/93
Class A Shares at POP(3)        (7.85)    7.87        8.07        2/8/93
Class B Shares at NAV(2)        (2.97)      --        8.88        4/8/96
Class B Shares with CDSC(4)     (6.24)      --        8.59        4/8/96
Class C Shares at NAV(2)        (2.86)    8.38        8.12        2/8/93
Class C Shares with CDSC(4)     (2.86)    8.38        8.12        2/8/93
Class I Shares at NAV(2)        (1.95)      --        9.90       11/1/96
Balanced Benchmark(7)           (2.16)   10.60      Note 6        Note 6


(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
(4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1.25% in the first year and 0% thereafter.
(5) This chart illustrates POP returns on Class A shares and CDSC returns for Class C shares since inception. Returns on Class B and Class I shares will vary due to differing sales charges.
(6) Index performance is 11.12% for Class A and Class C (since 2/28/93), 10.59% for Class B (since 4/30/96) and 9.93% for Class I (since 11/30/96), respectively.
(7) The Balanced Benchmark is a composite index made up of 50% of the Morgan Stanley Capital International (MSCI) World Index and 50% of the Salomon Currency Hedged World Government Bond Index. The index's performance does not reflect sales charges.
     All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GROWTH OF $10,000                                           PERIODS ENDING 12/31
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           Phoenix-Zweig   Phoenix-Zweig
          Managed Assets  Managed Assets
             Class A (5)     Class C (5)  Balanced Benchmark (7)
2/8/93            $9,425         $10,000                 $10,000
12/31/93         $10,554         $11,134                 $11,429
12/30/94         $10,245         $10,727                 $11,539
12/29/95         $11,911         $12,384                 $13,821
12/31/96         $13,078         $13,501                 $15,393
12/31/97         $15,101         $15,482                 $17,486
12/31/98         $17,347         $17,654                 $20,702
12/31/99         $18,874         $19,068                 $23,376
12/31/00         $18,455         $18,522                 $22,872



This Growth of $10,000 chart assumes an initial investment of $10,000 made on 2/8/93 (inception of the Fund) in Class A and Class C shares. The total return for Class A shares reflects the maximum sales charge of 5.75% on the initial investment. The total return for Class C shares reflects the CDSC charges which are 1.25% in the first year and 0% thereafter. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.


COUNTRY WEIGHTINGS                                                      12/31/00
As a percentage of equity holdings
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

United States    55    %
Other             9
Japan             8
France            7
Germany           7
Italy             5
United Kingdom    5
Australia         4

Phoenix-Zweig Managed Assets



 TEN LARGEST EQUITY HOLDINGS AT DECEMBER 31, 2000 (AS A PERCENTAGE OF TOTAL NET
                                    ASSETS)


    1.  Nokia Oyj                                                      2.0%
        SUPPLIER OF DATA, VIDEO AND VOICE NETWORK SOLUTIONS
    2.  Merck & Co., Inc.                                              0.8%
        ETHICAL DRUG AND SPECIALTY CHEMICAL COMPANY
    3.  Telefonaktiebolaget LM Ericsson AB Class B                     0.8%
        INTERNATIONAL LEADER IN TELECOMMUNICATIONS
    4.  General Electric Co.                                           0.8%
        CONSUMER AND INDUSTRIAL PRODUCTS PRODUCER
    5.  Citigroup, Inc.                                                0.7%
        DIVERSIFIED FINANCIAL SERVICES COMPANY
    6.  Siemens AG                                                     0.6%
        DESIGNS, DEVELOPS, AND MANUFACTURES ELECTRICAL AND ELECTRONIC
        SYSTEMS
    7.  Pfizer, Inc.                                                   0.6%
        HEALTH-CARE AND CONSUMER PRODUCTS PRODUCER
    8.  Commonwealth Bank of Australia                                 0.6%
        FINANCIAL SERVICES PROVIDER
    9.  Telecom Italia Mobile SPA                                      0.6%
        ITALIAN-BASED TELECOMMUNICATIONS SERVICES PROVIDER
   10.  Cardinal Health, Inc.                                          0.6%
        WHOLESALE DISTRIBUTOR OF DRUGS AND HEALTH-CARE PRODUCTS

                        INVESTMENTS AT DECEMBER 31, 2000

                                            SHARES       VALUE
                                          ----------  -----------
COMMON STOCKS--28.9%

UNITED STATES--28.9%
ADC Telecommunications, Inc.
(Communications Equipment)(b).......         46,000   $   833,750
AMR Corp. (Airlines)(b).............         22,000       862,125
AT&T Corp. (Telecommunications (Long
Distance))..........................          7,000       121,188
Abbott Laboratories (Health Care
(Diversified))......................         10,000       484,375
Adobe Systems, Inc. (Computers
(Software & Services))..............         15,000       872,812
Aetna, Inc. (Health Care (Managed
Care))(b)...........................          6,000       246,375
Alcoa, Inc. (Aluminum)..............          7,000       234,500
Allstate Corp. (The) (Insurance
(Property-Casualty))................         20,000       871,250
America Online, Inc. (Computers
(Software & Services))(b)...........         19,000       661,200
Amgen, Inc. (Biotechnology)(b)......          5,000       319,687
Analog Devices, Inc. (Electronics
(Semiconductors))(b)................         14,000       716,625
Anheuser-Busch Cos., Inc. (Beverages
(Alcoholic))........................          8,000       364,000
Applied Materials, Inc. (Equipment
(Semiconductors))(b)................         10,000       381,875
Baker Hughes, Inc. (Oil & Gas
(Drilling & Equipment)).............         22,000       914,375
Ball Corp. (Containers (Metal &
Glass)).............................          5,000       230,312
Bank of America Corp. (Banks
(Money Center)).....................         14,000       642,250
BellSouth Corp. (Telephone).........         36,000     1,473,750
Boeing Co. (The)
(Aerospace/Defense).................         31,000     2,046,000
Bristol-Myers Squibb Co. (Health
Care (Diversified)).................         24,000     1,774,500
Brunswick Corp. (Leisure Time
(Products)).........................         40,000       657,500
Burlington Northern Santa Fe Corp.
(Railroads).........................          4,000       113,250
CIGNA Corp. (Health Care (Managed
Care))..............................         15,000     1,984,500
Cardinal Health, Inc. (Distributors
(Food & Health))....................         21,000     2,092,125
Chevron Corp. (Oil (International
Integrated))........................          7,000       591,063

                                            SHARES       VALUE
                                          ----------  -----------
UNITED STATES--CONTINUED
Cisco Systems, Inc. (Computers
(Networking))(b)....................         52,000   $ 1,989,000
Citigroup, Inc. (Financial
(Diversified))......................         49,000     2,502,063
Clorox Co. (The) (Household Products
(Non-Durable))......................         24,000       852,000
Coastal Corp. (The) (Natural Gas)...         17,000     1,501,313
Colgate-Palmolive Co. (Household
Products (Non-Durable)).............          6,000       387,300
Comcast Corp. Special Class A
(Broadcasting (Television, Radio &
Cable))(b)..........................          4,000       167,000
Comverse Technology, Inc.
(Communications Equipment)(b).......          4,000       434,500
ConAgra Foods, Inc. (Foods).........         46,000     1,196,000
Conoco, Inc. Class B (Oil (Domestic
Integrated))........................         56,000     1,620,500
Cooper Industries, Inc. (Electrical
Equipment)..........................         30,000     1,378,125
Coors (Adolph) Co. Class B
(Beverages (Alcoholic)).............          3,000       240,937
Dell Computer Corp. (Computers
(Hardware))(b)......................         30,000       523,125
EMC Corp. (Computers
(Peripherals))(b)...................         20,000     1,330,000
Emerson Electric Co. (Electrical
Equipment)..........................          3,000       236,437
Engelhard Corp. (Chemicals
(Diversified))......................         46,000       937,250
Enron Corp. (Natural Gas)...........          7,000       581,875
Entergy Corp. (Electric
Companies)..........................          8,000       338,500
Exxon Mobil Corp. (Oil
(International Integrated)).........         18,000     1,564,875
FMC Corp. (Chemicals
(Diversified))(b)...................          8,000       573,500
Fannie Mae (Financial
(Diversified))......................         15,000     1,301,250
First Data Corp. (Services (Data
Processing))........................         11,000       579,563
Firstar Corp. (Banks (Major
Regional))(b).......................         53,000     1,232,250
FirstEnergy Corp. (Electric
Companies)..........................         25,000       789,062
FleetBoston Financial Corp. (Banks
(Major Regional))...................         29,000     1,089,312
Ford Motor Co. (Automobiles)........         27,244       638,531
General Electric Co. (Electrical
Equipment)..........................         58,000     2,780,375
General Motors Corp.
(Automobiles).......................          8,000       407,500

                       See Notes to Financial Statements                      59

Phoenix-Zweig Managed Assets



                                            SHARES       VALUE
                                          ----------  -----------
UNITED STATES--CONTINUED
Georgia-Pacific Group (Paper &
Forest Products)....................         35,000   $ 1,089,375
Guidant Corp. (Health Care (Medical
Products & Supplies))(b)............          9,000       485,438
Halliburton Co. (Oil & Gas
(Drilling & Equipment)).............          5,000       181,250
Hasbro, Inc. (Leisure Time
(Products)).........................         49,000       520,625
Home Depot, Inc. (The) (Retail
(Building Supplies))................         10,000       456,875
i2 Technologies, Inc. (Computers
(Software & Services))(b)...........          8,000       435,000
ITT Industries, Inc. (Manufacturing
(Diversified))......................          9,000       348,750
Immunex Corp. (Biotechnology)(b)....         12,000       487,500
Intel Corp. (Electronics
(Semiconductors))...................         54,000     1,623,375
International Business Machines
Corp. (Computers (Hardware))........          8,000       680,000
JDS Uniphase Corp. (Communications
Equipment)(b).......................         19,000       792,062
Johnson & Johnson (Health Care
(Diversified))......................          8,000       840,500
Kaufman and Broad Home Corp.
(Homebuilding)......................         17,000       572,688
Kroger Co. (The) (Retail (Food
Chains))(b).........................         29,000       784,813
Leggett & Platt, Inc. (Household
Furnishings & Appliances)...........         50,000       946,875
Lehman Brothers Holdings, Inc.
(Investment Banking/ Brokerage).....          4,000       270,500
MBNA Corp. (Consumer Finance).......         32,000     1,182,000
MGIC Investment Corp. (Insurance
(Property-Casualty))................          7,000       472,063
McDonald's Corp. (Restaurants)......         11,000       374,000
Merck & Co., Inc. (Health Care
(Drugs-Major Pharmaceuticals))......         31,000     2,902,375
Merrill Lynch & Co., Inc.
(Investment Banking/ Brokerage).....         20,000     1,363,750
MetLife, Inc. (Insurance
(Life/Health))......................         32,000     1,120,000
Microsoft Corp. (Computers
(Software & Services))(b)...........         29,000     1,257,875
Molex, Inc. (Electrical
Equipment)..........................         17,000       603,500
Morgan (J.P.) & Co., Inc. (Financial
(Diversified))......................          2,000       331,000
Motorola, Inc. (Communications
Equipment)..........................         14,000       283,500
NIKE, Inc. Class B (Footwear).......         10,000       558,125
Network Appliance, Inc. (Computers
(Networking))(b)....................          5,000       320,937
Novellus Systems, Inc. (Equipment
(Semiconductors))(b)................         17,000       610,938
Oracle Corp. (Computers (Software &
Services))(b).......................         57,000     1,656,562
PNC Financial Services Group (Banks
(Major Regional))...................         25,000     1,826,562
Palm, Inc. (Computers
(Hardware))(b)......................         25,932       734,200
Paychex, Inc. (Services (Data
Processing))........................          4,000       194,500
PepsiCo., Inc. (Beverages
(Non-Alcoholic))....................         24,000     1,189,500
Pfizer, Inc. (Health Care
(Drugs-Major Pharmaceuticals))......         46,000     2,116,000
Philip Morris Cos., Inc.
(Tobacco)...........................         34,000     1,496,000
Procter & Gamble Co. (The)
(Household Products
(Non-Durable))......................          5,000       392,188

                                            SHARES       VALUE
                                          ----------  -----------
UNITED STATES--CONTINUED
Providian Financial Corp. (Consumer
Finance)............................         22,000   $ 1,265,000
QUALCOMM, Inc. (Communications
Equipment)(b).......................         19,000     1,561,562
Qwest Communications International,
Inc. (Telephone)(b).................         44,000     1,804,000
Reliant Energy, Inc. (Electric
Companies)..........................         14,000       606,375
SBC Communications, Inc.
(Telephone).........................         36,000     1,719,000
SYSCO Corp. (Distributors (Food &
Health))............................         24,000       720,000
Schering-Plough Corp. (Health Care
(Drugs-Major Pharmaceuticals))......         30,000     1,702,500
Schlumberger Ltd. (Oil & Gas
(Drilling & Equipment)).............          2,000       159,875
Scientific-Atlanta, Inc.
(Communications Equipment)..........          5,000       162,812
Sears, Roebuck & Co. (Retail
(General Merchandise))..............         38,000     1,320,500
Sempra Energy (Natural Gas).........         32,000       744,000
Siebel Systems, Inc. (Computers
(Software & Services))(b)...........         10,000       676,250
Solectron Corp. (Electrical
Equipment)(b).......................          8,000       271,200
Sprint Corp. (FON Group)
(Telecommunications (Long
Distance))..........................         45,000       914,063
Sprint Corp. (PCS Group)
(Telecommunications
(Cellular/Wireless))(b).............         20,000       408,750
Sun Microsystems, Inc. (Computers
(Hardware))(b)......................         34,000       947,750
TJX Cos., Inc. (The) (Retail
(Specialty-Apparel))................         26,000       721,500
Target Corp. (Retail (General
Merchandise)).......................          5,000       161,250
Tenet Healthcare Corp. (Health Care
(Hospital Management))(b)...........          4,000       177,750
Texas Instruments, Inc. (Electronics
(Semiconductors))...................         19,000       900,125
Time Warner, Inc. (Entertainment)...         17,000       888,080
Torchmark Corp. (Insurance
(Life/Health))......................          6,000       230,625
Tosco Corp. (Oil & Gas (Refining &
Marketing)).........................         47,000     1,595,063
Tricon Global Restaurants, Inc.
(Restaurants)(b)....................         14,000       462,000
Tyco International Ltd.
(Manufacturing (Diversified)).......         20,000     1,110,000
UnitedHealth Group, Inc. (Health
Care (Managed Care))................         10,000       613,750
Wal-Mart Stores, Inc. (Retail
(General Merchandise))..............         34,000     1,806,250
Walt Disney Co. (The)
(Entertainment).....................         18,000       520,875
Washington Mutual, Inc. (Savings &
Loan Companies).....................          7,000       371,438
Waste Management, Inc. (Waste
Management).........................         27,000       749,250
Wendy's International, Inc.
(Restaurants).......................          9,000       236,250
WorldCom, Inc. (Telecommunications
(Long Distance))(b).................         20,000       281,250
Yahoo!, Inc. (Computers (Software &
Services))(b).......................          9,000       270,562
-----------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $100,135,911)                        104,242,386
-----------------------------------------------------------------


60                     See Notes to Financial Statements

Phoenix-Zweig Managed Assets



                                            SHARES       VALUE
                                          ----------  -----------
FOREIGN COMMON STOCKS--23.9%

AUSTRALIA--2.3%
AMP Ltd. (Insurance
(Life/Health))......................        150,000   $ 1,685,355
BHP Ltd. (Metals Mining)............        156,000     1,643,118
Commonwealth Bank of Australia
(Banks (Money Center))..............        123,000     2,112,114
OneSteel Ltd. (Iron & Steel)(b).....         41,425        21,867
Telstra Corp. Ltd.
(Telecommunications (Long
Distance))..........................        456,000     1,627,422
Woolworths Ltd. (Retail (Food
Chains))............................        274,000     1,281,918
                                                      -----------
                                                        8,371,794
                                                      -----------

CANADA--0.2%
Barrick Gold Corp. (Gold & Precious
Metals Mining)......................         14,000       229,320
Nortel Networks Corp.
(Communications Equipment)..........         14,000       448,875
                                                      -----------
                                                          678,195
                                                      -----------

FINLAND--2.2%
Metso Oyj (Machinery
(Diversified))......................          4,500        50,275
Nokia Oyj (Communications
Equipment)..........................        164,800     7,349,269
Sampo Insurance Co. Ltd. Class A
(Insurance (Property-Casualty)).....          2,100       113,365
TietoEnator Oyj (Computers
(Software & Services))..............          2,200        62,583
UPM-Kymmene Oyj (Paper & Forest
Products)...........................          8,500       291,675
                                                      -----------
                                                        7,867,167
                                                      -----------

FRANCE--3.5%
Alcatel SA Class A (Communications
Equipment)..........................         28,466     1,616,870
Aventis SA (Health Care (Drugs-Major
Pharmaceuticals))...................         11,335       995,008
Axa (Insurance (Life/Health)).......          4,455       644,113
Axa ADR (Insurance (Life/Health))...          5,015       360,140
BNP Paribas SA (Banks
(Money Center)).....................          9,150       803,204
Carrefour SA (Retail (Food
Chains))............................          3,700       232,392
Compagnie de Saint-Gobain
(Containers & Packaging (Paper))....          3,001       471,363
France Telecom SA
(Telecommunications (Long
Distance))..........................         15,049     1,299,130
L'Air Liquide SA (Chemicals
(Specialty))........................          1,811       270,169
L'Oreal SA (Household Products
(Non-Durable))......................         15,870     1,360,320
LVMH (Louis Vuitton Moet Hennessy)
(Beverages (Alcoholic)).............          5,220       345,504
STMicroelectronics NV (Electronics
(Semiconductors))...................         12,973       566,352
Schneider Electric SA (Electrical
Equipment)..........................          5,776       421,349
Simco SA Registered Shares
(Financial (Diversified))...........          6,600       456,053
TotalFinaElf SA (Oil & Gas
(Refining & Marketing)).............         13,157     1,956,615

                                            SHARES       VALUE
                                          ----------  -----------
FRANCE--CONTINUED
Vivendi Universal SA (Broadcasting
(Television, Radio & Cable))........         14,034   $   923,619
                                                      -----------
                                                       12,722,201
                                                      -----------

GERMANY--3.4%
Allianz AG Registered Shares
(Insurance (Multi-Line))............          5,250     1,975,022
BASF AG (Chemicals (Diversified))...         26,200     1,191,759
Bayer AG (Chemicals
(Diversified))......................         39,700     2,090,965
Bayerische Hypo-und Vereinsbank AG
(Banks (Money Center))..............          6,250       350,893
DaimlerChrysler AG Registered Shares
(Automobiles).......................         20,160       855,504
Deutsche Bank AG Registered Shares
(Banks (Money Center))..............          8,700       725,313
Dresdner Bank AG (Banks
(Money Center)).....................         16,500       717,230
E.On AG (Manufacturing
(Diversified))......................          9,360       569,435
KarstadtQuelle AG (Retail
(Department Stores))................          7,500       232,364
Muenchener
Rueckversicherungs-Gesellschaft AG
Registered Shares (Insurance
(Multi-Line)).......................            300       107,028
RWE AG (Manufacturing
(Diversified))......................         19,550       867,245
SAP AG (Computers (Software &
Services))..........................          1,700       197,589
Siemens AG (Manufacturing
(Diversified))......................         16,200     2,117,891
Volkswagen AG (Automobiles).........          6,800       360,065
                                                      -----------
                                                       12,358,303
                                                      -----------

ITALY--2.6%
Assicurazioni Generali SPA
(Insurance (Life/Health))...........         29,198     1,159,543
Banca Intesa SPA (Banks
(Money Center)).....................         63,000       302,833
Benetton Group SPA (Textiles
(Apparel))..........................         96,617       201,372
ENI SPA (Oil (Domestic
Integrated))........................        162,307     1,036,190
Enel SPA (Electric Companies).......        154,067       598,830
Fiat SPA (Automobiles)..............         10,156       250,386
Mediaset SPA (Broadcasting
(Television, Radio & Cable))........         36,087       430,615
Mediobanca SPA (Banks (Major
Regional))..........................         17,635       200,003
Pirelli SPA (Auto Parts &
Equipment)..........................        103,067       366,735
Riunione Adriatica di Sicurta SPA
(Insurance (Multi-Line))............         26,416       411,936
San Paolo - IMI SPA (Banks
(Money Center)).....................         31,472       508,804
Seat Pagine Gialle SPA (Specialty
Printing)...........................          4,737        10,562
Sirti SPA (Engineering &
Construction).......................         19,582        34,287
Snia SPA (Chemicals (Specialty))....         16,406        35,426
Telecom Italia Mobile SPA
(Telecommunications
(Cellular/Wireless))................        263,066     2,099,312
Telecom Italia SPA
(Telecommunications (Long
Distance))..........................         84,595       935,585
UniCredito Italiano SPA (Banks
(Money Center)).....................        134,443       703,051
                                                      -----------
                                                        9,285,470
                                                      -----------


                       See Notes to Financial Statements                      61

Phoenix-Zweig Managed Assets


                                            SHARES       VALUE
                                          ----------  -----------
JAPAN--4.1%
Acom Co., Ltd. (Consumer Finance)...          3,600   $   265,744
Aiful Corp. (Consumer Finance)......          5,260       429,735
Ajinomoto Co., Inc. (Foods).........          9,000       117,031
Asahi Bank Ltd. (The) (Banks
(Money Center)).....................         26,000        88,564
Asahi Chemical Industry Co., Ltd.
(Chemicals (Specialty)).............         19,000       109,475
Asahi Glass Co. Ltd. (Chemicals
(Specialty))........................          9,000        74,317
Bank of Tokyo-Mitsubishi Ltd. (The)
(Banks (Money Center))..............         45,000       448,030
Bridgestone Corp. (Auto Parts &
Equipment)..........................          8,000        72,855
Canon, Inc. (Electronics (Component
Distributors))......................         12,000       420,315
Daiwa Securities Group, Inc.
(Investment Banking/ Brokerage).....         24,000       250,718
Denso Corp. (Auto Parts &
Equipment)..........................         10,000       216,287
East Japan Railway Co.
(Railroads).........................             32       187,741
Fanuc Ltd. (Machinery
(Diversified))......................          2,800       190,508
Fuji Photo Film Co., Ltd. (Leisure
Time (Products))....................         14,000       585,989
Fujikura Ltd. (Electrical
Equipment)..........................          2,000        14,991
Fujitsu Ltd. (Computers
(Hardware)).........................         14,000       206,445
Hitachi Ltd. (Manufacturing
(Diversified))......................         44,000       392,224
Honda Motor Co. Ltd.
(Automobiles).......................         10,000       373,030
Ito-Yokado Co., Ltd. (Retail (Food
Chains))............................          3,000       149,737
Kansai Electric Power Co., Inc.
(The) (Electric Companies)..........         10,500       178,279
Keio Electric Railway Co., Ltd.
(Retail (Department Stores))........         62,000       271,996
Kinki Nippon Railway Co., Ltd.
(Railroads).........................         29,000       120,876
Kirin Brewery Co., Ltd. (Beverages
(Alcoholic))........................         15,000       134,369
Kuraray Co., Ltd. (Chemicals
(Specialty))........................         16,000       149,632
Kyocera Corp. (Electronics
(Component Distributors))...........          2,800       305,744
Kyowa Hakko Kogyo Co., Ltd. (Health
Care (Diversified)).................          3,000        20,753
Marui Co., Ltd. (Retail (Department
Stores))............................          4,000        60,420
Matsushita Electric Industrial Co.
Ltd. (Electronics (Component
Distributors))......................         16,000       382,487
Minebea Co., Ltd. (Machinery
(Diversified))......................         17,000       157,496
Mitsubishi Chemical Corp. (Chemicals
(Specialty))........................         38,000       100,158
Mitsubishi Corp. (Distributors
(Food & Health))....................         18,000       132,714
Mitsubishi Heavy Industries Ltd.
(Machinery (Diversified))...........         26,000       113,380
Mitsui & Co., Ltd. (Distributors
(Food & Health))....................         29,000       182,583
Mizuho Holdings, Inc. (Banks
(Money Center)).....................             68       421,576
Murata Manufacturing Co., Ltd.
(Electrical Equipment)..............          4,000       469,352
NGK Insulators Ltd. (Electrical
Equipment)..........................          9,000       119,238
Nichiro Corp. (Foods)...............         18,000        37,671
Nippon Flour Mills Co., Ltd.
(Foods).............................          4,000         8,581
Nippon Steel Corp. (Iron & Steel)...        125,000       206,874

                                            SHARES       VALUE
                                          ----------  -----------
JAPAN--CONTINUED
Nippon Telegraph & Telephone Corp.
(Telecommunications (Long
Distance))..........................            100   $   720,665
Nippon Yusen Kabushiki Kaisha
(Shipping)..........................         37,000       152,925
Nissan Motor Co., Ltd.
(Automobiles)(b)....................         22,000       126,760
Nisshin Flour Milling Co., Ltd.
(Agricultural Products).............         19,000       161,383
Obayashi Corp. (Engineering &
Construction).......................         16,000        68,932
Oji Paper Co., Ltd. (Paper & Forest
Products)...........................         15,000        77,496
Osaka Gas Co., Ltd. (Natural Gas)...          4,000        12,154
Promise Co., Ltd. (Consumer
Finance)............................          1,800       127,671
Rohm Co., Ltd. (Electronics
(Semiconductors))...................          1,000       190,017
Sakura Bank Ltd. (The) (Banks
(Money Center)).....................         41,000       247,723
Sankyo Co., Ltd. (Health Care
(Drugs-Major Pharmaceuticals))......          4,000        95,972
Sanwa Bank Ltd. (The) (Banks
(Money Center)).....................          2,000        14,028
Sanyo Electric Co., Ltd.
(Electronics (Component
Distributors))......................         18,000       149,737
Shinagawa Refractories Co., Ltd.
(Construction (Cement &
Aggregates))........................         12,000        19,650
Shin-Etsu Chemical Co., Ltd.
(Chemicals (Specialty)).............          7,000       269,702
Shizuoka Bank Ltd. (The) (Banks
(Money Center)).....................          5,000        45,490
Sony Corp. (Household Furnishings &
Appliances).........................         11,500       795,534
Sumitomo Bank Ltd. (The) (Banks
(Money Center)).....................         26,000       267,058
Sumitomo Chemical Co., Ltd.
(Chemicals (Specialty)).............          9,000        44,685
Sumitomo Electric Industries Ltd.
(Electrical Equipment)..............         13,000       213,327
Takeda Chemical Industries, Ltd.
(Health Care (Drugs-Major
Pharmaceuticals))...................         18,000     1,065,499
Takefuji Corp. (Consumer Finance)...          1,700       107,180
Toa Corp. (Engineering &
Construction).......................          1,000         1,138
Toho Zinc Co., Ltd. (Metals
Mining).............................          6,000        10,350
Tokai Bank Ltd. (The) (Banks
(Money Center)).....................         22,000        95,359
Tokyo Electric Power Co., Inc. (The)
(Electric Companies)................            800        19,860
Toppan Printing Co. Ltd. (Specialty
Printing)...........................         13,000       113,266
Toray Industries, Inc. (Textiles
(Home Furnishings)).................         25,000        94,133
Toyoda Automatic Loom Works, Ltd.
(Auto Parts & Equipment)............          4,000        78,809
Toyota Motor Corp. (Automobiles)....         26,000       830,998
Yamanouchi Pharmaceutical Co., Ltd.
(Health Care (Diversified)).........          6,000       259,545
                                                      -----------
                                                       14,644,961
                                                      -----------

SPAIN--1.8%
Acerinox SA (Iron & Steel)..........          2,214        67,554
Altadis SA (Tobacco)................         11,003       170,447
Autopistas, Concesionaria Espanola
SA Registered Shares (Services
(Commercial & Consumer))............          8,684        75,904

62                     See Notes to Financial Statements

Phoenix-Zweig Managed Assets


                                            SHARES       VALUE
                                          ----------  -----------
SPAIN--CONTINUED
Banco Bilbao Vizcaya Argentaria SA
(Banks (Money Center))..............         85,696   $ 1,275,214
Banco Santander Central Hispano SA
(Banks (Money Center))..............        121,166     1,296,818
Corporacion Financiera Alba, SA
(Financial (Diversified))...........          2,443        56,721
Corporacion Mapfre, Compania
Internacional de Reaseguros SA
(Insurance (Property-Casualty)).....          3,300        62,893
Empresa Nacional de Electricidad SA
(Electric Companies)................         31,241       532,347
Fomento de Construcciones y
Contratas SA (Engineering &
Construction).......................          5,393       102,276
Gas Natural SDG SA (Natural Gas)....         12,346       224,865
Grupo Dragados SA (Engineering &
Construction).......................          8,703        94,781
Iberdrola SA (Electric Companies)...         30,043       376,546
Repsol YPF SA (Oil & Gas
(Refining & Marketing)).............         34,697       554,428
Sociedad General de Aguas de
Barcelona SA (Water Utilities)......          7,372        90,044
Telefonica SA (Telecommunications
(Long Distance))(b).................         88,396     1,460,625
Union Electrica Fenosa, SA (Electric
Companies)..........................          7,464       136,997
                                                      -----------
                                                        6,578,460
                                                      -----------
SWEDEN--1.2%
ForeningsSparbanken AB (Banks
(Money Center)).....................         16,100       246,563
Hennes & Mauritz AB Class B (Retail
(Specialty-Apparel))................         25,600       396,120
Skandia Forsakrings AB (Insurance
(Life/Health))......................         30,800       501,064
Svenska Handelsbanken AB Class A
(Banks (Money Center))..............         21,500       367,997
Telefonaktiebolaget LM Ericsson AB
Class B (Communications
Equipment)..........................        246,900     2,812,958
                                                      -----------
                                                        4,324,702
                                                      -----------
SWITZERLAND--0.1%
Zurich Financial Services AG
(Insurance (Multi-Line))............            604       364,152
UNITED KINGDOM--2.5%
Abbey National PLC (Financial
(Diversified))......................         22,572       411,025
BAA PLC (Services (Commercial &
Consumer))..........................          4,734        43,703
BOC Group PLC (Chemicals
(Specialty))........................         16,077       244,242
BP Amoco PLC (Oil (Domestic
Integrated))........................        123,200       993,801
Bass PLC (Beverages (Alcoholic))....         20,927       227,892
Boots Co. PLC (Retail (Drug
Stores))............................         16,015       145,693
British Telecommunications PLC
(Telecommunications (Long
Distance))..........................         85,577       731,220
Cadbury Schweppes PLC (Foods).......         29,336       202,897
Caradon PLC (Building Materials)....         11,340        34,049
De La Rue PLC (Specialty
Printing)...........................            250         1,533

                                            SHARES       VALUE
                                          ----------  -----------
UNITED KINGDOM--CONTINUED
GlaxoSmithKline PLC (Health Care
(Drugs-Major Pharmaceuticals))(b)...         45,244   $ 1,276,021
HSBC Holdings PLC (Financial
(Diversified))......................         66,485       978,261
Hilton Group PLC (Gaming, Lottery &
Pari-mutuel Companies)..............         18,800        58,695
Innogy Holdings PLC (Electric
Companies)..........................         13,500        38,165
International Power PLC (Power
Producers (Independent))(b).........         13,500        50,618
Invensys PLC (Electronics (Component
Distributors))......................         45,200       105,669
Kingfisher PLC (Retail
(Specialty))........................          7,396        54,992
Prudential PLC (Insurance
(Life/Health))......................         28,048       451,245
Railtrack Group PLC (Railroads).....          8,800       121,596
Royal Bank of Scotland Group PLC
(Banks (Money Center))..............         11,488       271,485
ScottishPower PLC (Electric
Companies)..........................         19,200       151,723
Smiths Group PLC (Manufacturing
(Diversified))......................          3,443        41,557
South African Breweries PLC
(Beverages (Alcoholic)).............         20,000       140,554
Tesco PLC (Retail (Food Chains))....         49,884       203,245
Unilever PLC (Foods)................         38,075       325,904
Vodafone Group PLC
(Telecommunications (Cellular/
Wireless))..........................        474,665     1,740,739
Wolseley PLC (Distributors (Food &
Health))............................          9,436        63,923
                                                      -----------
                                                        9,110,447
                                                      -----------
-----------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $64,162,195)                          86,305,852
-----------------------------------------------------------------
FOREIGN PREFERRED STOCKS--0.1%

GERMANY--0.1%
SAP AG (Computers (Software &
Services))..........................          1,300       184,051

ITALY--0.0%
Fiat SPA (Automobiles)..............          7,403       124,410
-----------------------------------------------------------------
TOTAL FOREIGN PREFERRED STOCKS
(IDENTIFIED COST $379,008)                                308,461
-----------------------------------------------------------------

                                        STANDARD
                                        & POOR'S       PAR
                                         RATING       VALUE
                                      (Unaudited)     (000)
                                      ------------  ----------
U.S. GOVERNMENT SECURITIES--21.2%

U.S. TREASURY BONDS--7.0%
U.S. Treasury Bonds
7.25%, 8/15/22......................      AAA       $   1,200     1,446,507
U.S. Treasury Bonds 6%, 2/15/26.....      AAA           6,000     6,321,918
U.S. Treasury Bonds
6.375%, 8/15/27.....................      AAA           6,100     6,769,823

                       See Notes to Financial Statements                      63

Phoenix-Zweig Managed Assets


                                        STANDARD
                                        & POOR'S       PAR
                                         RATING       VALUE
                                      (Unaudited)     (000)        VALUE
                                      ------------  ----------  -----------
U.S. TREASURY BONDS--CONTINUED
U.S. Treasury Bonds
6.125%, 8/15/29.....................      AAA       $   5,400   $ 5,880,935
U.S. Treasury Bonds
6.25%, 5/15/30......................      AAA           4,300     4,800,546
                                                                -----------
                                                                 25,219,729
                                                                -----------

U.S. TREASURY NOTES--14.2%
U.S. Treasury Inflationary Notes
3.625%, 1/15/08(d)..................      AAA          12,547    12,456,515
U.S. Treasury Notes
10.75%, 5/15/03.....................      AAA           7,000     7,857,500
U.S. Treasury Notes
7.50%, 2/15/05......................      AAA           7,100     7,721,903
U.S. Treasury Notes
6.125%, 8/15/07.....................      AAA          12,500    13,159,175
U.S. Treasury Notes
6.50%, 2/15/10......................      AAA           9,000     9,850,059
                                                                -----------
                                                                 51,045,152
                                                                -----------
---------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES
(IDENTIFIED COST $73,891,248)                                    76,264,881
---------------------------------------------------------------------------
AGENCY NON MORTGAGE-BACKED
SECURITIES--7.9%
Freddie Mac 6.875%, 1/15/05.........     Aaa(c)        16,000    16,650,736
Freddie Mac 5.125%, 10/15/08........     Aaa(c)         5,100     4,825,298
Freddie Mac 7%, 3/15/10.............     Aaa(c)         6,700     7,169,496
---------------------------------------------------------------------------
TOTAL AGENCY NON MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $27,624,471)                                    28,645,530
---------------------------------------------------------------------------
FOREIGN GOVERNMENT SECURITIES--10.7%
FRANCE--2.4%
Government of France 5.50%,
10/25/10............................     Aaa(c)       9,000(f)    8,757,066

GERMANY--2.1%
Deutschland Republic 5.25%,
1/4/11..............................      AAA         8,000(f)    7,726,308
NEW ZEALAND--1.2%
Government of New Zealand 6%,
11/15/11............................      AAA        10,000(g)    4,424,648
                                        STANDARD
                                        & POOR'S       PAR
                                         RATING       VALUE
                                      (Unaudited)     (000)        VALUE
                                      ------------  ----------  -----------

SPAIN--1.9%
Government of Spain 4%, 1/31/10.....     Aa(c)        8,000(f)  $ 6,916,890

SWEDEN--1.7%
Government of Sweden 9%, 4/20/09....      AAA        44,000(h)    5,998,274

UNITED KINGDOM--1.4%
UK Treasury 7.25%, 12/7/07..........      AAA         1,200(e)    2,016,641
UK Treasury 8.50%, 7/16/07..........      AAA         1,600(e)    2,832,260
                                                                -----------
                                                                  4,848,901
                                                                -----------
---------------------------------------------------------------------------
TOTAL FOREIGN GOVERNMENT SECURITIES
(IDENTIFIED COST $35,504,274)                                    38,672,087
---------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--92.7%
(IDENTIFIED COST $301,697,107)                                  334,439,197
---------------------------------------------------------------------------



SHORT-TERM OBLIGATIONS--5.3%

U.S. GOVERNMENT SECURITIES--0.1%
U.S. Treasury Bill 5.92%, 2/22/01...      $     500       496,458

REPURCHASE AGREEMENT--5.2%
Morgan Stanley & Co., Inc.
repurchase agreement, 6.30%, dated
12/29/00 due 1/2/01, repurchase
price $18,613,020, collateralized by
Fannie Mae Bonds 6% to 8.50%, 6/1/28
to 1/1/31, market value
$19,158,573.........................         18,600    18,600,000
-----------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $19,095,724)                          19,096,458
-----------------------------------------------------------------


TOTAL INVESTMENTS--98.0%
(IDENTIFIED COST $320,792,831)                        353,535,655(a)
Other assets and liabilities, net--2.0%                 7,075,085
                                                     ------------
NET ASSETS--100.0%                                   $360,610,740
                                                     ============


(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $51,018,387 and gross depreciation of $18,448,777 for federal income tax purposes. At
     December 31, 2000, the aggregate cost of securities for federal income tax purposes was $320,966,045.
(b)  Non-income producing.
(c)  As rated by Moody's, Fitch or Duff & Phelps.
(d) Principal amount is adjusted daily pursuant to the change in the Consumer Price Index.
(e)  Par value represents British Pound.
(f)  Par value represents Euro.
(g)  Par value represents New Zealand Dollar.
(h)  Par value represents Swedish Krona.

64                     See Notes to Financial Statements

Phoenix-Zweig Managed Assets

                            INDUSTRY DIVERSIFICATION
                       AS A PERCENTAGE OF TOTAL VALUE OF
                          TOTAL LONG-TERM INVESTMENTS
                                  (UNAUDITED)


Aerospace/Defense.......................     0.6%
Agency Non-Mortgage Backed Securities...     8.6
Agricultural Products...................     0.1
Airlines................................     0.3
Aluminum................................     0.1
Auto Parts & Equipment..................     0.2
Automobiles.............................     1.2
Banks (Major Regional)..................     1.3
Banks (Money Center)....................     3.6
Beverages (Alcoholic)...................     0.4
Beverages (Non-Alcoholic)...............     0.4
Biotechnology...........................     0.2
Broadcasting (Television, Radio &
Cable)..................................     0.5
Chemicals (Diversified).................     1.4
Chemicals (Specialty)...................     0.4
Communications Equipment................     4.9
Computers (Hardware)....................     0.9
Computers (Networking)..................     0.7
Computers (Peripherals).................     0.4
Computers (Software & Services).........     1.9
Consumer Finance........................     1.0
Containers & Packaging (Paper)..........     0.1
Containers (Metal & Glass)..............     0.1
Distributors (Food & Health)............     1.0
Electric Companies......................     1.1
Electrical Equipment....................     1.9
Electronics (Component Distributors)....     0.4
Electronics (Semiconductors)............     1.2
Engineering & Construction..............     0.1
Entertainment...........................     0.4
Equipment (Semiconductors)..............     0.3
Financial (Diversified).................     1.8
Foods...................................     0.6
Footwear................................     0.2
Foreign Government Securities...........    11.5
Gold & Precious Metals Mining...........     0.1
Health Care (Diversified)...............     1.0
Health Care (Drugs-Major
Pharmaceuticals)........................     3.0

Health Care (Hospital Management).......     0.1%
Health Care (Managed Care)..............     0.9
Health Care (Medical Products &
Supplies)...............................     0.1
Homebuilding............................     0.2
Household Furnishings & Appliances......     0.5
Household Products (Non-Durable)........     0.9
Insurance (Life/Health).................     1.7
Insurance (Multi-Line)..................     1.1
Insurance (Property-Casualty)...........     0.5
Investment Banking/Brokerage............     0.6
Iron & Steel............................     0.1
Leisure Time (Products).................     0.5
Machinery (Diversified).................     0.2
Manufacturing (Diversified).............     1.6
Metals Mining...........................     0.5
Natural Gas.............................     0.9
Oil & Gas (Drilling & Equipment)........     0.4
Oil & Gas (Refining & Marketing)........     1.2
Oil (Domestic Integrated)...............     1.1
Oil (International Integrated)..........     0.6
Paper & Forest Products.................     0.4
Railroads...............................     0.2
Restaurants.............................     0.3
Retail (Building Supplies)..............     0.1
Retail (Department Stores)..............     0.2
Retail (Food Chains)....................     0.8
Retail (General Merchandise)............     1.0
Retail (Specialty-Apparel)..............     0.3
Savings & Loan Companies................     0.1
Services (Data Processing)..............     0.2
Telecommunications
(Cellular/Wireless).....................     1.3
Telecommunications (Long Distance)......     2.4
Telephone...............................     1.5
Textiles (Apparel)......................     0.1
Tobacco.................................     0.5
U.S. Government Securities..............    22.8
Waste Management........................     0.2
                                          ------
                                           100.0%
                                          ======

Phoenix-Zweig Managed Assets


                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2000

ASSETS
Investment securities at value
  (Identified cost $320,792,831)                              $  353,535,655
Foreign currency at value
  (Identified cost $27,723)                                           30,256
Cash                                                                  42,309
Receivables
  Investment securities sold                                      11,962,166
  Dividends and interest                                           3,258,980
  Tax reclaims                                                       165,379
  Fund shares sold                                                   138,502
                                                              --------------
    Total assets                                                 369,133,247
                                                              --------------
LIABILITIES
Payables
  Investment securities purchased                                  3,830,972
  Fund shares repurchased                                          3,739,682
  Investment advisory fee                                            310,041
  Distribution fee                                                   269,179
  Transfer agent fee                                                  54,033
  Financial agent fee                                                 11,999
  Trustees' fee                                                        5,299
Net unrealized depreciation on forward foriegn currency
  contracts                                                          186,048
Accrued expenses                                                     115,254
                                                              --------------
    Total liabilities                                              8,522,507
                                                              --------------
NET ASSETS                                                    $  360,610,740
                                                              ==============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $  332,439,702
Undistributed net investment income                                  387,060
Accumulated net realized loss                                     (4,803,420)
Net unrealized appreciation                                       32,587,398
                                                              --------------
NET ASSETS                                                    $  360,610,740
                                                              ==============
CLASS A
Shares of beneficial interest outstanding, $0.10 par value,
  unlimited authorization (Net Assets $66,460,038)                 5,765,058
Net asset value per share                                             $11.53
Offering price per share $11.53/(1-5.75%)                             $12.23
CLASS B
Shares of beneficial interest outstanding, $0.10 par value,
  unlimited authorization (Net Assets $28,440,625)                 2,457,421
Net asset value and offering price per share                          $11.57
CLASS C
Shares of beneficial interest outstanding, $0.10 par value,
  unlimited authorization (Net Assets $264,509,290)               23,292,746
Net asset value and offering price per share                          $11.36
CLASS I
Shares of beneficial interest outstanding, $0.10 par value,
  unlimited authorization (Net Assets $1,200,787)                    102,740
Net asset value and offering price per share                          $11.69



                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2000

INVESTMENT INCOME
Interest                                                      $   14,976,316
Dividends                                                          2,518,220
Foreign taxes withheld                                              (106,016)
                                                              --------------
    Total investment income                                       17,388,520
                                                              --------------
EXPENSES
Investment advisory fee                                            4,389,722
Distribution fee, Class A                                            255,777
Distribution fee, Class B                                            343,215
Distribution fee, Class C                                          3,172,586
Financial agent fee                                                  148,893
Transfer agent                                                       424,802
Custodian                                                            121,065
Printing                                                              80,267
Professional                                                          65,079
Registration                                                          34,079
Trustees                                                              21,227
Miscellaneous                                                         34,615
                                                              --------------
    Total expenses                                                 9,091,327
                                                              --------------
NET INVESTMENT INCOME                                              8,297,193
                                                              --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                   29,522,682
Net realized gain on futures contracts                               337,650
Net realized loss on foreign currency transactions                (2,267,528)
Net change in unrealized appreciation (depreciation) on
  investments                                                    (48,169,655)
Net change in unrealized appreciation (depreciation) on
  foreign currency and foreign currency transactions                 112,760
                                                              --------------
NET LOSS ON INVESTMENTS                                          (20,464,091)
                                                              --------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS          $  (12,166,898)
                                                              ==============


66                     See Notes to Financial Statements

Phoenix-Zweig Managed Assets

                       STATEMENT OF CHANGES IN NET ASSETS


                                           Year Ended     Year Ended
                                            12/31/00       12/31/99
                                          -------------  ------------
FROM OPERATIONS
  Net investment income (loss)            $   8,297,193  $  8,795,131
  Net realized gain (loss)                   27,592,804    51,456,579
  Net change in unrealized appreciation
    (depreciation)                          (48,056,895)  (16,852,519)
                                          -------------  ------------
  INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS               (12,166,898)   43,399,191
                                          -------------  ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income, Class A               (773,132)   (1,851,319)
  Net investment income, Class B               (205,626)     (394,535)
  Net investment income, Class C             (1,876,284)   (3,891,210)
  Net investment income, Class I                (29,598)      (42,069)
  Net realized gains, Class A                (7,674,603)   (7,665,272)
  Net realized gains, Class B                (3,321,220)   (2,960,138)
  Net realized gains, Class C               (31,192,967)  (28,568,205)
  Net realized gains, Class I                  (132,858)     (160,910)
  In excess of net realized gains, Class
    A                                        (2,848,962)           --
  In excess of net realized gains, Class
    B                                        (1,232,901)           --
  In excess of net realized gains, Class
    C                                       (11,579,434)           --
  In excess of net realized gains, Class
    I                                           (49,320)           --
                                          -------------  ------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS           (60,916,905)  (45,533,658)
                                          -------------  ------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares
    (5,670,836 and 980,240 shares,
    respectively)                            78,327,215    14,230,772
  Net asset value of shares issued from
    reinvestment of distributions
    (891,842 and 625,401 shares,
    respectively)                            10,443,317     8,719,828
  Cost of shares repurchased (8,153,033
    and 2,859,688 shares, respectively)    (112,544,372)  (41,487,644)
                                          -------------  ------------
Total                                       (23,773,840)  (18,537,044)
                                          -------------  ------------
CLASS B
  Proceeds from sales of shares (378,226
    and 1,214,074 shares, respectively)       5,225,369    17,632,149
  Net asset value of shares issued from
    reinvestment of distributions
    (368,773 and 215,090 shares,
    respectively)                             4,313,650     3,004,893
  Cost of shares repurchased (1,110,770
    and 931,411 shares, respectively)       (15,241,363)  (13,617,868)
                                          -------------  ------------
Total                                        (5,702,344)    7,019,174
                                          -------------  ------------
CLASS C
  Proceeds from sales of shares (498,378
    and 1,700,748 shares, respectively)       6,824,995    24,316,042
  Net asset value of shares issued from
    reinvestment of distributions
    (3,540,059 and 2,145,927 shares,
    respectively)                            40,648,188    29,524,085
  Cost of shares repurchased (8,001,111
    and 7,126,846 shares, respectively)    (108,343,581) (102,491,448)
                                          -------------  ------------
Total                                       (60,870,398)  (48,651,321)
                                          -------------  ------------
CLASS I
  Proceeds from sales of shares (47,637
    and 20,802 shares, respectively)            664,006       298,135
  Net asset value of shares issued from
    reinvestment of distributions
    (17,608 and 14,394 shares,
    respectively)                               211,767       202,973
  Cost of shares repurchased (118,652
    and 8,200 shares, respectively)          (1,671,488)     (120,305)
                                          -------------  ------------
Total                                          (795,715)      380,803
                                          -------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM
    SHARE TRANSACTIONS                      (91,142,297)  (59,788,388)
                                          -------------  ------------
  NET INCREASE (DECREASE) IN NET ASSETS    (164,226,100)  (61,922,855)
NET ASSETS
  Beginning of period                       524,836,840   586,759,695
                                          -------------  ------------
  END OF PERIOD [INCLUDING UNDISTRIBUTED
    NET INVESTMENT INCOME (LOSS) OF
    $387,060 AND $2,710,988,
    RESPECTIVELY]                         $ 360,610,740  $524,836,840
                                          =============  ============


                       See Notes to Financial Statements                      67

Phoenix-Zweig Managed Assets

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)


                                                                                  CLASS A
                                                    -------------------------------------------------------------------
                                                                          YEAR ENDED DECEMBER 31
                                                    -------------------------------------------------------------------
                                                     2000           1999           1998           1997           1996
Net asset value, beginning of period                $ 14.04       $  14.18       $  12.72       $  12.75       $  12.48
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                         0.34(4)        0.31(4)        0.38(5)        0.13(5)        0.35(5)
  Net realized and unrealized gain (loss)             (0.65)          0.91           1.50           1.83           0.86
                                                    -------       --------       --------       --------       --------
      TOTAL FROM INVESTMENT OPERATIONS                (0.31)          1.22           1.88           1.96           1.21
                                                    -------       --------       --------       --------       --------
LESS DISTRIBUTIONS
  Dividends from net investment income                (0.11)         (0.25)         (0.38)            --          (0.45)
  Dividends from net realized gains                   (1.52)         (1.11)         (0.04)         (1.99)         (0.49)
  In excess of net realized gains                     (0.57)            --             --             --             --
                                                    -------       --------       --------       --------       --------
      TOTAL DISTRIBUTIONS                             (2.20)         (1.36)         (0.42)         (1.99)         (0.94)
                                                    -------       --------       --------       --------       --------
Change in net asset value                             (2.51)         (0.14)          1.46          (0.03)          0.27
                                                    -------       --------       --------       --------       --------
NET ASSET VALUE, END OF PERIOD                      $ 11.53       $  14.04       $  14.18       $  12.72       $  12.75
                                                    =======       ========       ========       ========       ========
Total return(1)                                      (2.22)%          8.81%         14.87%         15.47%          9.80%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)               $66,460       $103,267       $122,085       $110,908       $114,837

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                  1.51%           1.51%          1.51%          1.59%          1.64%
  Net investment income                               2.46%           2.13%          2.77%(5)       2.40%(5)       2.64%(5)
Portfolio turnover                                     100%             50%            62%           168%           187%



                                                                                 CLASS B
                                                    -----------------------------------------------------------------
                                                                                                              FROM
                                                                 YEAR ENDED DECEMBER 31                     INCEPTION
                                                    -------------------------------------------------       4/8/96 TO
                                                     2000          1999          1998          1997         12/31/96
Net asset value, beginning of period                $ 14.15       $ 14.28       $ 12.79       $ 12.90        $ 12.43
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                         0.24(4)       0.21(4)       0.26(5)       0.04(5)        0.13(5)
  Net realized and unrealized gain (loss)             (0.65)         0.91          1.53          1.84           1.00
                                                    -------       -------       -------       -------        -------
      TOTAL FROM INVESTMENT OPERATIONS                (0.41)         1.12          1.79          1.88           1.13
                                                    -------       -------       -------       -------        -------
LESS DISTRIBUTIONS
  Dividends from net investment income                (0.08)        (0.14)        (0.26)           --          (0.17)
  Dividends from net realized gains                   (1.52)        (1.11)        (0.04)        (1.99)         (0.49)
  In excess of net realized gains                     (0.57)           --            --            --             --
                                                    -------       -------       -------       -------        -------
      TOTAL DISTRIBUTIONS                             (2.17)        (1.25)        (0.30)        (1.99)         (0.66)
                                                    -------       -------       -------       -------        -------
Change in net asset value                             (2.58)        (0.13)         1.49         (0.11)          0.47
                                                    -------       -------       -------       -------        -------
NET ASSET VALUE, END OF PERIOD                      $ 11.57       $ 14.15       $ 14.28       $ 12.79        $ 12.90
                                                    =======       =======       =======       =======        =======
Total return(1)                                      (2.97)%         8.03%        14.06%        14.67%          9.11%(3)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)               $28,441       $39,910       $33,172       $18,117         $6,339

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                  2.21%          2.21%         2.21%         2.29%          2.34%(2)
  Net investment income                               1.75%          1.44%         2.07%(5)      1.70%(5)       1.94%(2)(5)
Portfolio turnover                                     100%            50%           62%          168%           187%


(1)  Maximum sales charge is not reflected in total return calculation.
(2)  Annualized.
(3)  Not annualized.
(4)  Computed using average shares outstanding.
(5)  Includes realized gains and losses on foreign currency transactions.

68                     See Notes to Financial Statements

Phoenix-Zweig Managed Assets

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)


                                                                                  CLASS C
                                                    --------------------------------------------------------------------
                                                                           YEAR ENDED DECEMBER 31
                                                    --------------------------------------------------------------------
                                                      2000           1999           1998           1997           1996
Net asset value, beginning of period                $  13.92       $  14.07       $  12.63       $  12.76       $  12.49
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                          0.24(4)        0.21(4)        0.29(5)        0.04(5)        0.27(5)
  Net realized and unrealized gain (loss)              (0.63)          0.89           1.48           1.82           0.85
                                                    --------       --------       --------       --------       --------
      TOTAL FROM INVESTMENT OPERATIONS                 (0.39)          1.10           1.77           1.86           1.12
                                                    --------       --------       --------       --------       --------
LESS DISTRIBUTIONS
  Dividends from net investment income                 (0.08)         (0.14)         (0.29)            --          (0.36)
  Dividends from net realized gains                    (1.52)         (1.11)         (0.04)         (1.99)         (0.49)
  In excess of net realized gains                      (0.57)            --             --             --             --
                                                    --------       --------       --------       --------       --------
      TOTAL DISTRIBUTIONS                              (2.17)         (1.25)         (0.33)         (1.99)         (0.85)
                                                    --------       --------       --------       --------       --------
Change in net asset value                              (2.56)         (0.15)          1.44          (0.13)          0.27
                                                    --------       --------       --------       --------       --------
NET ASSET VALUE, END OF PERIOD                      $  11.36       $  13.92       $  14.07       $  12.63       $  12.76
                                                    ========       ========       ========       ========       ========
Total return(1)                                       (2.86)%          8.01%         14.03%         14.67%          9.03%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)               $264,509       $379,445       $429,655       $407,625       $426,194

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                   2.21%           2.21%          2.21%          2.29%          2.34%
  Net investment income                                1.74%           1.43%          2.07%(5)       1.70%(5)       1.94%(5)
Portfolio turnover                                      100%             50%            62%           168%           187%



                                                                                   CLASS I
                                                    ----------------------------------------------------------------------
                                                                                                                   FROM
                                                                   YEAR ENDED DECEMBER 31                       INCEPTION
                                                    -----------------------------------------------------       11/1/96 TO
                                                      2000           1999           1998           1997          12/31/96
Net asset value, beginning of period                $  14.18       $  14.31       $  13.05       $  12.99        $  13.02
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                          0.41(4)        0.36(4)        0.56(5)        0.09(5)         0.05(5)
  Net realized and unrealized gain (loss)              (0.68)          0.91           1.41           1.96            0.45
                                                    --------       --------       --------       --------        --------
      TOTAL FROM INVESTMENT OPERATIONS                 (0.27)          1.27           1.97           2.05            0.50
                                                    --------       --------       --------       --------        --------
LESS DISTRIBUTIONS
  Dividends from net investment income                 (0.13)         (0.29)         (0.67)            --           (0.04)
  Dividends from net realized gains                    (1.52)         (1.11)         (0.04)         (1.99)          (0.49)
  In excess of net realized gains                      (0.57)            --             --             --              --
                                                    --------       --------       --------       --------        --------
      TOTAL DISTRIBUTIONS                              (2.22)         (1.40)         (0.71)         (1.99)          (0.53)
                                                    --------       --------       --------       --------        --------
Change in net asset value                              (2.49)         (0.13)          1.26           0.06           (0.03)
                                                    --------       --------       --------       --------        --------
NET ASSET VALUE, END OF PERIOD                      $  11.69       $  14.18       $  14.31       $  13.05        $  12.99
                                                    ========       ========       ========       ========        ========
Total return(1)                                       (1.95)%          9.08%         15.16%         15.88%           3.83%(3)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                 $1,201         $2,214         $1,848         $2,645          $2,893

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                   1.21%           1.21%          1.21%          1.29%           1.34%(2)
  Net investment income                                2.88%           2.43%          3.07%(5)       2.70%(5)        2.94%(2)(5)
Portfolio turnover                                      100%             50%            62%           168%            187%


(1)  Maximum sales charge is not reflected in total return calculation.
(2)  Annualized.
(3)  Not annualized.
(4)  Computed using average shares outstanding.
(5)  Includes realized gains and losses on foreign currency transactions.

                       See Notes to Financial Statements                      69

PHOENIX-ZWEIG STRATEGY FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE AND STRATEGY?

A: We seek to provide clients with exposure to the long-term growth potential of U.S. stocks without forcing them to endure the full extent of the declines associated with stock market investing. Our goal is to solidly participate in market advances by being mostly invested during rising markets and to limit losses in down markets by gradually moving out of stocks.

Q: HOW DID THE FUND PERFORM DURING THE 12 MONTHS ENDED DECEMBER 31, 2000?

A: We successfully limited losses relative to the market during a very trying year. Class I shares declined 3.60%, Class A shares were down 3.90%, Class B shares lost 4.64%, and Class C shares fell 4.58%. These returns compare favorably to the S&P 500 Index,(1) which had a negative return of 9.19% for the same period. All performance figures assume reinvestment of dividends and exclude the effect of sales charges.

Q: WHAT CHANGES DID THE PORTFOLIO MANAGEMENT TEAM MAKE TO THE FUND'S EQUITY EXPOSURE DURING THE YEAR?


A: We began the year 56% invested in equities and then reduced our allocation to 50% as the S&P 500 rose in late March to what now we know was its peak level for the year. Our caution derived from increased optimism in the stock market, especially the Nasdaq.(2) In addition, the Federal Reserve Board had recently raised the Fed funds rate, the fifth consecutive hike, to 6% from its low of 4.75% nine months before. Marty Zweig's adage, "Don't fight the Fed," proved prescient, as the S&P 500 declined 10.9% from the time of that rate hike until year-end. The tech-heavy Nasdaq index plunged 47.5% over the same time period.


    From April through year-end, we gradually increased exposure as the market declined, ending the year 90% invested. Bond yields declined rapidly as investors began to worry less about inflation and more about a possible recession. The yield of the benchmark 30-year government bond fell from 6.48% at the beginning of 2000 to 5.46% in December. Also, as the stock market declined and more companies reported disappointing earnings, investors became more pessimistic about the market's prospects, a situation we deem bullish.

Q: HOW DID THE FUND'S STOCKS FARE THIS YEAR?


A: In the Fund's first year under the new portfolio management team, stock selection was quite strong relative to the S&P 500 Index. For the year, the Index lost 9.19%, while the stocks in the Phoenix-Zweig Strategy Fund declined only 5.8%. Our outperformance was due largely to our heavy exposure to the health care and insurance sectors, and our avoidance of the most speculative technology companies, which simply imploded. Particular stocks that made strong gains for us this year were Cardinal Health, Merck, and CIGNA. All of these stocks performed well as investors sought out companies that could deliver consistent earnings regardless of economic conditions.


(1) THE S&P 500 INDEX MEASURE BROAD STOCK MARKET TOTAL-RETURN PERFORMANCE.
(2) THE NASDAQ MEASURES PRIMARILY TECHNOLOGY-ORIENTED STOCK TOTAL-RETURN PERFORMANCE.
THE INDICES ARE UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT.

Q: WHAT IS YOUR CURRENT OUTLOOK?


A: At 90% invested, we are more bullish than we've been since the fourth quarter of 1998. At the time of this writing, the Fed has surprised the market with a 50-basis-point cut in short rates on January 3 and hinted at further cuts in the near future. With short-term interest rates coming down, we believe more people will turn to the stock market to garner returns above those offered by fixed income. Also, given the recent volatility, many investors have been scared out of stocks. This leaves much cash on the sidelines that, when invested, could drive the market higher.



    On the downside, corporate earnings are weakening, and companies are lowering their expectations for future earnings. We will continue to monitor the struggle between these forces and reduce exposure should risk levels rise.


                                                                JANUARY 12, 2001

Phoenix-Zweig Strategy Fund

AVERAGE ANNUAL TOTAL RETURNS(1)                           PERIOD ENDING 12/31/00

                                                            INCEPTION    INCEPTION
                                1 YEAR  5 YEARS  10 YEARS  TO 12/31/00      DATE
                                ------  -------  --------  -----------  ------------
Class A Shares at NAV(2)        (3.90)%   5.24%     9.57%         --            --
Class A Shares at POP(3)        (9.43)    4.00      8.92          --            --
Class B Shares at NAV(2)        (4.64)      --        --        3.89%       4/8/96
Class B Shares with CDSC(4)     (8.24)      --        --        3.64        4/8/96
Class C Shares at NAV(2)        (4.58)    4.50        --        7.09        2/3/92
Class C Shares with CDSC(4)     (4.58)    4.50        --        7.09        2/3/92
Class I Shares at NAV(2)        (3.60)      --        --        4.94       11/1/96
S&P 500 Index(7)                (9.19)   18.42     17.50      Note 6        Note 6


(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
(4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1.25% in the first year and 0% thereafter.
(5) This chart illustrates POP returns on Class A shares since inception. Returns on Class B, Class C and Class I shares will vary due to differing sales charges.
(6)  Index performance is 18.26% for Class B (since 4/10/96), 16.53% for
     Class C (since 2/5/92) and 17.99% for Class I (since 11/1/96), respectively.
(7) The S&P 500 Index is an unmanaged, commonly used measure of stock market total return performance. The Index's performance does not reflect sales charges.
     All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GROWTH OF $10,000                                           PERIODS ENDING 12/31
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          Phoenix-Zweig Strategy
                 Fund Class A(5)  S&P 500 Index(7)
12/31/90                  $9,425           $10,000
12/31/91                 $11,627           $13,054
12/31/92                 $12,512           $14,058
12/31/93                 $14,386           $15,464
12/30/94                 $14,550           $15,669
12/29/95                 $18,204           $21,546
12/31/96                 $20,570           $26,555
12/31/97                 $24,287           $35,417
12/31/98                 $23,831           $45,602
12/31/99                 $24,457           $55,240
12/31/00                 $23,503           $50,165



This Growth of $10,000 chart assumes an initial investment of $10,000 made on 12/31/90 in Class A shares and reflects the maximum sales charge of 5.75% on the initial investment. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.



SECTOR WEIGHTINGS                                                       12/31/00
As a percentage of equity holdings
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Technology           21    %
Financials           16
Health-Care          14
Other                13
Consumer Staples     11
Capital Goods         9
Consumer Cyclicals    9
Energy                7

Phoenix-Zweig Strategy Fund


TEN LARGEST EQUITY HOLDINGS AT DECEMBER 31, 2000 (AS A PERCENTAGE OF NET ASSETS)


    1.  Merck & Co., Inc.                                              2.4%
        ETHICAL DRUG AND SPECIALTY CHEMICAL COMPANY
    2.  General Electric Co.                                           2.4%
        CONSUMER AND INDUSTRIAL PRODUCTS PRODUCER
    3.  Citigroup, Inc.                                                2.2%
        DIVERSIFIED FINANCIAL SERVICES COMPANY
    4.  Cisco Systems, Inc.                                            1.7%
        COMPUTER NETWORK PRODUCER
    5.  Cardinal Health, Inc.                                          1.7%
        WHOLESALE DISTRIBUTOR OF DRUG AND HEALTH-CARE PRODUCTS
    6.  Pfizer, Inc.                                                   1.7%
        HEALTH-CARE AND CONSUMER PRODUCTS PRODUCER
    7.  CIGNA Corp.                                                    1.6%
        MULTILINE INSURANCE HOLDING COMPANY
    8.  Boeing Co. (The)                                               1.6%
        JET AIRPLANE MANUFACTURER
    9.  Bristol-Myers Squibb Co.                                       1.5%
        PHARMACEUTICAL AND MEDICAL PRODUCTS PRODUCER
   10.  PNC Financial Services Group                                   1.5%
        DIVERSIFIED FINANCIAL SERVICES COMPANY

                        INVESTMENTS AT DECEMBER 31, 2000

                                           SHARES      VALUE
                                          --------  ------------
COMMON STOCKS--89.2%
AEROSPACE/DEFENSE--1.6%
Boeing Co. (The)....................        60,000  $  3,960,000
AIRLINES--0.7%
AMR Corp.(b)........................        42,000     1,645,875

ALUMINUM--0.2%
Alcoa, Inc..........................        16,000       536,000
AUTOMOBILES--0.9%
Ford Motor Co.......................        59,237     1,388,367
General Motors Corp.................        16,000       815,000
                                                    ------------
                                                       2,203,367
                                                    ------------

BANKS (MAJOR REGIONAL)--3.3%
Firstar Corp.(b)....................       103,000     2,394,750
FleetBoston Financial Corp..........        57,000     2,141,062
PNC Financial Services Group........        52,000     3,799,250
                                                    ------------
                                                       8,335,062
                                                    ------------

BANKS (MONEY CENTER)--0.5%
Bank of America Corp................        28,000     1,284,500

BEVERAGES (ALCOHOLIC)--0.5%
Anheuser-Busch Cos., Inc............        14,000       637,000
Coors (Adolph) Co. Class B..........         6,000       481,875
                                                    ------------
                                                       1,118,875
                                                    ------------

                                           SHARES      VALUE
                                          --------  ------------

BEVERAGES (NON-ALCOHOLIC)--1.0%
PepsiCo., Inc.......................        48,000  $  2,379,000

BIOTECHNOLOGY--0.7%
Amgen, Inc.(b)......................        11,000       703,312
Immunex Corp.(b)....................        23,000       934,375
                                                    ------------
                                                       1,637,687
                                                    ------------

BROADCASTING (TELEVISION, RADIO & CABLE)--0.1%
Comcast Corp. Special Class A(b)....         7,000       292,250

CHEMICALS (DIVERSIFIED)--1.2%
Engelhard Corp......................        90,000     1,833,750
FMC Corp.(b)........................        15,000     1,075,312
                                                    ------------
                                                       2,909,062
                                                    ------------

COMMUNICATIONS EQUIPMENT--3.3%
ADC Telecommunications, Inc.(b).....        88,000     1,595,000
Comverse Technology, Inc.(b)........         8,000       869,000
JDS Uniphase Corp.(b)...............        38,000     1,584,125
Motorola, Inc.......................        30,000       607,500
QUALCOMM, Inc.(b)...................        39,000     3,205,312
Scientific-Atlanta, Inc.............        11,000       358,187
                                                    ------------
                                                       8,219,124
                                                    ------------

COMPUTERS (HARDWARE)--2.6%
Dell Computer Corp.(b)..............        64,000     1,116,000
International Business Machines
Corp................................        16,000     1,360,000
Palm, Inc.(b).......................        62,294     1,763,699

                       See Notes to Financial Statements                      73

Phoenix-Zweig Strategy Fund

                                           SHARES      VALUE
                                          --------  ------------
COMPUTERS (HARDWARE)--CONTINUED
Sun Microsystems, Inc.(b)...........        82,000  $  2,285,750
                                                    ------------
                                                       6,525,449
                                                    ------------

COMPUTERS (NETWORKING)--2.0%
Cisco Systems, Inc.(b)..............       112,000     4,284,000
Network Appliance, Inc.(b)..........        11,000       706,062
                                                    ------------
                                                       4,990,062
                                                    ------------
COMPUTERS (PERIPHERALS)--1.5%
EMC Corp.(b)........................        56,000     3,724,000

COMPUTERS (SOFTWARE & SERVICES)--5.0%
Adobe Systems, Inc..................        30,000     1,745,625
America Online, Inc.(b).............        41,000     1,426,800
i2 Technologies, Inc.(b)............        18,000       978,750
Microsoft Corp.(b)..................        59,000     2,559,125
Oracle Corp.(b).....................       123,000     3,574,687
Siebel Systems, Inc.(b).............        24,000     1,623,000
Yahoo!, Inc.(b).....................        18,000       541,125
                                                    ------------
                                                      12,449,112
                                                    ------------

CONSUMER FINANCE--2.1%
MBNA Corp...........................        66,000     2,437,875
Providian Financial Corp............        49,000     2,817,500
                                                    ------------
                                                       5,255,375
                                                    ------------

CONTAINERS (METAL & GLASS)--0.2%
Ball Corp...........................        10,000       460,625

DISTRIBUTORS (FOOD & HEALTH)--2.3%
Cardinal Health, Inc................        43,000     4,283,875
SYSCO Corp..........................        51,000     1,530,000
                                                    ------------
                                                       5,813,875
                                                    ------------

ELECTRIC COMPANIES--1.4%
Entergy Corp........................        16,000       677,000
FirstEnergy Corp....................        55,000     1,735,937
Reliant Energy, Inc.................        26,000     1,126,125
                                                    ------------
                                                       3,539,062
                                                    ------------

ELECTRICAL EQUIPMENT--4.3%
Cooper Industries, Inc..............        57,000     2,618,437
Emerson Electric Co.................         6,000       472,875
General Electric Co.................       124,000     5,944,250
Molex, Inc..........................        35,000     1,242,500

                                           SHARES      VALUE
                                          --------  ------------
ELECTRICAL EQUIPMENT--CONTINUED
Solectron Corp.(b)..................        16,000  $    542,400
                                                    ------------
                                                      10,820,462
                                                    ------------

ELECTRONICS (SEMICONDUCTORS)--3.1%
Analog Devices, Inc.(b).............        43,200     2,211,300
Intel Corp..........................       117,000     3,517,312
Texas Instruments, Inc..............        42,000     1,989,750
                                                    ------------
                                                       7,718,362
                                                    ------------

ENTERTAINMENT--1.2%
Time Warner, Inc....................        37,000     1,932,880
Walt Disney Co. (The)...............        38,000     1,099,625
                                                    ------------
                                                       3,032,505
                                                    ------------

EQUIPMENT (SEMICONDUCTORS)--0.8%
Applied Materials, Inc.(b)..........        21,000       801,937
Novellus Systems, Inc.(b)...........        34,000     1,221,875
                                                    ------------
                                                       2,023,812
                                                    ------------

FINANCIAL (DIVERSIFIED)--3.6%
Citigroup, Inc......................       107,013     5,464,351
Fannie Mae..........................        30,000     2,602,500
Morgan (J.P.) & Co., Inc............         5,000       827,500
                                                    ------------
                                                       8,894,351
                                                    ------------

FOODS--0.9%
ConAgra Foods, Inc..................        90,000     2,340,000

FOOTWEAR--0.5%
NIKE, Inc. Class B..................        21,000     1,172,063

HEALTH CARE (DIVERSIFIED)--3.0%
Abbott Laboratories.................        35,000     1,695,313
Bristol-Myers Squibb Co.............        52,000     3,844,750
Johnson & Johnson...................        18,000     1,891,125
                                                    ------------
                                                       7,431,188
                                                    ------------

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--5.5%
Merck & Co., Inc....................        65,000     6,085,625
Pfizer, Inc.........................        91,000     4,186,000
Schering-Plough Corp................        62,000     3,518,500
                                                    ------------
                                                      13,790,125
                                                    ------------

HEALTH CARE (HOSPITAL MANAGEMENT)--0.1%
Tenet Healthcare Corp.(b)...........         7,000       311,063

74                     See Notes to Financial Statements

Phoenix-Zweig Strategy Fund

                                           SHARES      VALUE
                                          --------  ------------
HEALTH CARE (MANAGED CARE)--2.3%
Aetna, Inc.(b)......................        13,000  $    533,813
CIGNA Corp..........................        31,000     4,101,300
UnitedHealth Group, Inc.............        18,000     1,104,750
                                                    ------------
                                                       5,739,863
                                                    ------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--0.9%
Baxter International, Inc...........        12,500     1,103,906
Guidant Corp.(b)....................        20,000     1,078,750
                                                    ------------
                                                       2,182,656
                                                    ------------

HOMEBUILDING--0.5%
Kaufman and Broad Home Corp.........        34,000     1,145,375
HOUSEHOLD FURNISHINGS & APPLIANCES--0.8%
Leggett & Platt, Inc................       100,000     1,893,750
HOUSEHOLD PRODUCTS (NON-DURABLE)--1.3%
Clorox Co. (The)....................        46,000     1,633,000
Colgate-Palmolive Co................        12,000       774,600
Procter & Gamble Co. (The)..........        11,000       862,813
                                                    ------------
                                                       3,270,413
                                                    ------------
INSURANCE (LIFE/HEALTH)--1.1%
MetLife, Inc........................        67,000     2,345,000
Torchmark Corp......................        12,000       461,250
                                                    ------------
                                                       2,806,250
                                                    ------------
INSURANCE (PROPERTY-CASUALTY)--1.2%
Allstate Corp. (The)................        41,000     1,786,063
MGIC Investment Corp................        16,000     1,079,000
                                                    ------------
                                                       2,865,063
                                                    ------------

INVESTMENT BANKING/BROKERAGE--1.7%
Lehman Brothers Holdings, Inc.......        20,000     1,352,500
Merrill Lynch & Co., Inc............        44,000     3,000,250
                                                    ------------
                                                       4,352,750
                                                    ------------

LEISURE TIME (PRODUCTS)--1.0%
Brunswick Corp......................        82,000     1,347,875
Hasbro, Inc.........................        98,000     1,041,250
                                                    ------------
                                                       2,389,125
                                                    ------------

MANUFACTURING (DIVERSIFIED)--1.3%
ITT Industries, Inc.................        19,000       736,250

                                           SHARES      VALUE
                                          --------  ------------
MANUFACTURING (DIVERSIFIED)--CONTINUED
Tyco International Ltd..............        44,000  $  2,442,000
                                                    ------------
                                                       3,178,250
                                                    ------------

NATURAL GAS--2.3%
Coastal Corp. (The).................        35,000     3,090,938
Enron Corp..........................        15,000     1,246,875
Sempra Energy.......................        62,000     1,441,500
                                                    ------------
                                                       5,779,313
                                                    ------------

OIL & GAS (DRILLING & EQUIPMENT)--1.0%
Baker Hughes, Inc...................        44,000     1,828,750
Halliburton Co......................        10,000       362,500
Schlumberger Ltd....................         4,000       319,750
                                                    ------------
                                                       2,511,000
                                                    ------------

OIL & GAS (REFINING & MARKETING)--1.2%
Tosco Corp..........................        89,000     3,020,438

OIL (DOMESTIC INTEGRATED)--2.1%
Conoco, Inc. Class B................       108,000     3,125,250
Occidental Petroleum Corp...........        17,000       412,250
USX-Marathon Group..................        62,000     1,720,500
                                                    ------------
                                                       5,258,000
                                                    ------------

OIL (INTERNATIONAL INTEGRATED)--1.8%
Chevron Corp........................        14,000     1,182,125
Exxon Mobil Corp....................        38,000     3,303,625
                                                    ------------
                                                       4,485,750
                                                    ------------

PAPER & FOREST PRODUCTS--0.8%
Georgia-Pacific Group...............        67,000     2,085,375

RAILROADS--0.1%
Burlington Northern Santa Fe
Corp................................        10,000       283,125

RESTAURANTS--0.8%
McDonald's Corp.....................        24,000       816,000
Tricon Global Restaurants,
Inc.(b).............................        22,000       726,000
Wendy's International, Inc..........        19,000       498,750
                                                    ------------
                                                       2,040,750
                                                    ------------

RETAIL (BUILDING SUPPLIES)--1.0%
Home Depot, Inc. (The)..............        55,000     2,512,813

RETAIL (FOOD CHAINS)--0.6%
Kroger Co. (The)(b).................        58,000     1,569,625

                       See Notes to Financial Statements                      75

Phoenix-Zweig Strategy Fund

                                           SHARES      VALUE
                                          --------  ------------
RETAIL (GENERAL MERCHANDISE)--2.7%
Sears, Roebuck & Co.................        82,000  $  2,849,500
Target Corp.........................         9,000       290,250
Wal-Mart Stores, Inc................        69,000     3,665,625
                                                    ------------
                                                       6,805,375
                                                    ------------

RETAIL (SPECIALTY-APPAREL)--0.5%
TJX Cos., Inc. (The)................        41,000     1,137,750
SAVINGS & LOAN COMPANIES--0.3%
Washington Mutual, Inc..............        14,000       742,875
SERVICES (DATA PROCESSING)--0.6%
First Data Corp.....................        21,000     1,106,438
Paychex, Inc........................        10,000       486,250
                                                    ------------
                                                       1,592,688
                                                    ------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS)--0.3%
Sprint Corp. (PCS Group)(b).........        40,000       817,500

TELECOMMUNICATIONS (LONG DISTANCE)--1.0%
AT&T Corp...........................        14,000       242,375
Sprint Corp. (FON Group)............        87,000     1,767,188
WorldCom, Inc.(b)...................        40,000       562,500
                                                    ------------
                                                       2,572,063
                                                    ------------

TELEPHONE--4.1%
BellSouth Corp......................        74,000     3,029,375
Qwest Communications International,
Inc.(b).............................        90,172     3,697,052
SBC Communications, Inc.............        75,000     3,581,250
                                                    ------------
                                                      10,307,677
                                                    ------------

TOBACCO--1.2%
Philip Morris Cos., Inc.............        69,000     3,036,000
WASTE MANAGEMENT--0.6%
Waste Management, Inc...............        56,000     1,554,000
----------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $208,463,117)                       222,747,905
----------------------------------------------------------------

                                           SHARES      VALUE
                                          --------  ------------

FOREIGN COMMON STOCKS--0.8%

COMMUNICATIONS EQUIPMENT--0.3%
Nortel Networks Corp. (Canada)......        28,000  $    897,750

GOLD & PRECIOUS METALS MINING--0.2%
Barrick Gold Corp. (Canada).........        30,000       491,400

INSURANCE (LIFE/HEALTH)--0.3%
Axa ADR (France)....................         9,735       699,095
----------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $2,535,608)                           2,088,245
----------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--90.0%
(IDENTIFIED COST $210,998,725)                       224,836,150
----------------------------------------------------------------

                                            PAR
                                           VALUE
                                           (000)
                                          --------
SHORT-TERM OBLIGATIONS--13.7%

U.S. GOVERNMENT SECURITIES--0.2%
U.S. Treasury Bill 5%, 2/8/01.......      $    500       497,361

FEDERAL AGENCY SECURITIES--4.0%
Freddie Mac Discount Note 6.22%,
1/26/01.............................        10,000     9,956,806

REPURCHASE AGREEMENT--9.5%
Morgan Stanley & Co., Inc.
repurchase agreement, 6.30%, dated
12/29/00 due 1/2/01, repurchase
price $23,764,624, collateralized by
Fannie Mae Bonds 6% to 8.50%, 9/1/25
to 12/1/30, market value
$24,390,000.........................        23,748    23,748,000
----------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $34,202,167)                         34,202,167
----------------------------------------------------------------

TOTAL INVESTMENTS--103.7%
(IDENTIFIED COST $245,200,892)                        259,038,317(a)
Other assets and liabilities, net--(3.7%)              (9,265,268)
                                                     ------------
NET ASSETS--100.0%                                   $249,773,049
                                                     ============


(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $37,651,828 and gross depreciation of $24,112,593 for federal income tax purposes. At
     December 31, 2000, the aggregate cost of securities for federal income tax purposes was $245,499,082.
(b)  Non-income producing.

76                     See Notes to Financial Statements

Phoenix-Zweig Strategy Fund


                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2000

ASSETS
Investment securities at value
  (Identified cost $245,200,892)                              $  259,038,317
Cash                                                                 141,116
Receivables
  Investment securities sold                                       3,048,072
  Fund shares sold                                                   487,833
  Dividends and interest                                             259,063
                                                              --------------
      Total assets                                               262,974,401
                                                              --------------
LIABILITIES
Payables
  Investment securities purchased                                 11,016,543
  Fund shares repurchased                                          1,697,651
  Investment advisory fee                                            161,411
  Distribution fee                                                   135,189
  Transfer agent fee                                                  78,215
  Financial agent fee                                                 11,053
  Trustees' fee                                                        3,805
Accrued expenses                                                      97,485
                                                              --------------
    Total liabilities                                             13,201,352
                                                              --------------
NET ASSETS                                                    $  249,773,049
                                                              ==============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $  234,085,565
Undistributed net investment income                                  312,785
Accumulated net realized gain                                      1,537,274
Net unrealized appreciation                                       13,837,425
                                                              --------------
NET ASSETS                                                    $  249,773,049
                                                              ==============
CLASS A
Shares of beneficial interest outstanding, $0.10 par value,
  unlimited authorization (Net Assets $131,367,604)               12,984,612
Net asset value price per share                                       $10.12
Offering price per share $10.12/(1-5.75%)                             $10.74
CLASS B
Shares of beneficial interest outstanding, $0.10 par value,
  unlimited authorization (Net Assets $25,628,299)                 2,511,977
Net asset value and offering price per share                          $10.20
CLASS C
Shares of beneficial interest outstanding, $0.10 par value,
  unlimited authorization (Net Assets $92,024,158)                 9,042,353
Net asset value and offering price per share                          $10.18
CLASS I
Shares of beneficial interest outstanding, $0.10 par value,
  unlimited authorization (Net Assets $752,988)                       73,271
Net asset value and offering price per share                          $10.28



                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2000

INVESTMENT INCOME
Interest                                                      $    7,005,315
Dividends                                                          2,432,250
Foreign taxes withheld                                                (2,029)
                                                              --------------
    Total investment income                                        9,435,536
                                                              --------------
EXPENSES
Investment advisory fee                                            2,470,710
Distribution fee, Class A                                            501,114
Distribution fee, Class B                                            342,055
Distribution fee, Class C                                          1,269,144
Financial agent fee                                                  137,576
Transfer agent                                                       596,214
Custodian                                                             65,434
Professional                                                          60,679
Printing                                                              58,683
Registration                                                          39,952
Trustees                                                              18,868
Miscellaneous                                                         43,940
                                                              --------------
    Total expenses                                                 5,604,369
                                                              --------------
NET INVESTMENT INCOME                                              3,831,167
                                                              --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on securities                                     (208,582)
Net realized gain on futures contracts                             1,574,892
Net change in unrealized appreciation (depreciation) on
  investments                                                    (19,785,922)
                                                              --------------
NET LOSS ON INVESTMENTS                                          (18,419,612)
                                                              --------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS          $  (14,588,445)
                                                              ==============


                       See Notes to Financial Statements                      77

Phoenix-Zweig Strategy Fund

                       STATEMENT OF CHANGES IN NET ASSETS


                                           Year Ended     Year Ended
                                            12/31/00       12/31/99
                                          -------------  -------------
FROM OPERATIONS
  Net investment income (loss)            $   3,831,167  $   7,561,097
  Net realized gain (loss)                    1,366,310     89,738,680
  Net change in unrealized appreciation
    (depreciation)                          (19,785,922)   (87,912,801)
                                          -------------  -------------
  INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS               (14,588,445)     9,386,976
                                          -------------  -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income, Class A             (3,257,950)    (5,530,836)
  Net investment income, Class B               (471,845)      (750,758)
  Net investment income, Class C             (1,705,918)    (2,960,713)
  Net investment income, Class I                (28,809)       (38,103)
  Net realized gains, Class A                (5,941,479)   (56,259,519)
  Net realized gains, Class B                (1,161,913)   (12,108,686)
  Net realized gains, Class C                (4,179,705)   (47,943,073)
  Net realized gains, Class I                   (35,788)      (369,679)
                                          -------------  -------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS           (16,783,407)  (125,961,367)
                                          -------------  -------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares (106,978
    and 22,172,492 shares, respectively)      1,159,034    328,411,814
  Net asset value of shares issued from
    reinvestment of distributions
    (777,332 and 5,016,929 shares,
    respectively)                             8,125,926     56,137,856
  Cost of shares repurchased (7,766,673
    and 34,971,145 shares, respectively)    (85,174,796)  (514,202,909)
                                          -------------  -------------
Total                                       (75,889,836)  (129,653,239)
                                          -------------  -------------
CLASS B
  Proceeds from sales of shares (90,420
    and 135,743 shares, respectively)           985,785      1,978,122
  Net asset value of shares issued from
    reinvestment of distributions
    (137,332 and 1,053,995 shares,
    respectively)                             1,448,663     11,808,517
  Cost of shares repurchased (1,911,117
    and 2,534,806 shares, respectively)     (21,098,225)   (36,739,583)
                                          -------------  -------------
Total                                       (18,663,777)   (22,952,944)
                                          -------------  -------------
CLASS C
  Proceeds from sales of shares (257,072
    and 347,368 shares, respectively)         2,751,561      5,067,332
  Net asset value of shares issued from
    reinvestment of distributions
    (493,254 and 4,190,253 shares,
    respectively)                             5,187,210     46,828,670
  Cost of shares repurchased (8,062,342
    and 16,696,607 shares, respectively)    (88,833,439)  (242,708,801)
                                          -------------  -------------
Total                                       (80,894,668)  (190,812,799)
                                          -------------  -------------
CLASS I
  Proceeds from sales of shares (0 and
    13,384 shares, respectively)                     --        195,000
  Net asset value of shares issued from
    reinvestment of distributions
    (6,023 and 35,899 shares,
    respectively)                                64,597        407,769
  Cost of shares repurchased (71,418 and
    4,761 shares, respectively)                (802,283)       (72,123)
                                          -------------  -------------
Total                                          (737,686)       530,646
                                          -------------  -------------
  INCREASE (DECREASE) IN NET ASSETS FROM
    SHARE TRANSACTIONS                     (176,185,967)  (342,888,336)
                                          -------------  -------------
  NET INCREASE (DECREASE) IN NET ASSETS    (207,557,819)  (459,462,727)
NET ASSETS
  Beginning of period                       457,330,868    916,793,595
                                          -------------  -------------
  END OF PERIOD [INCLUDING UNDISTRIBUTED
    NET INVESTMENT INCOME (LOSS)
    OF $312,785 AND $1,979,598,
    RESPECTIVELY]                         $ 249,773,049  $ 457,330,868
                                          =============  =============


78                     See Notes to Financial Statements

Phoenix-Zweig Strategy Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)


                                                                           CLASS A
                                         ----------------------------------------------------------------------------
                                                                    YEAR ENDED DECEMBER 31
                                         ----------------------------------------------------------------------------
                                           2000             1999             1998             1997             1996
Net asset value, beginning of
  period                                 $  11.24         $  14.80         $  15.77         $  15.01         $  14.51
INCOME FROM INVESTMENT
  OPERATIONS
  Net investment income (loss)               0.16(4)          0.22(4)          0.17             0.20             0.20
  Net realized and unrealized
    gain (loss)                             (0.59)            0.07            (0.48)            2.49             1.68
                                         --------         --------         --------         --------         --------
      TOTAL FROM INVESTMENT
        OPERATIONS                          (0.43)            0.29            (0.31)            2.69             1.88
                                         --------         --------         --------         --------         --------
LESS DISTRIBUTIONS
  Dividends from net investment
    income                                  (0.23)           (0.28)           (0.18)           (0.19)           (0.20)
  Dividends from net realized
    gains                                   (0.46)           (3.57)           (0.48)           (1.74)           (1.18)
                                         --------         --------         --------         --------         --------
      TOTAL DISTRIBUTIONS                   (0.69)           (3.85)           (0.66)           (1.93)           (1.38)
                                         --------         --------         --------         --------         --------
Change in net asset value                   (1.12)           (3.56)           (0.97)            0.76             0.50
                                         --------         --------         --------         --------         --------
NET ASSET VALUE, END OF PERIOD           $  10.12         $  11.24         $  14.80         $  15.77         $  15.01
                                         ========         ========         ========         ========         ========
Total return(1)                            (3.90)%            2.63%          (1.88)%           18.07%           13.00%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                            $131,368         $223,269         $409,065         $565,721         $581,149

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                        1.36%             1.28%           1.24%             1.24%            1.28%
  Net investment income                     1.49%             1.54%           0.97%             1.20%            1.27%
Portfolio turnover                           157%              141%            116%              126%             181%



                                                                            CLASS B
                                         -----------------------------------------------------------------------------
                                                                                                               FROM
                                                           YEAR ENDED DECEMBER 31                            INCEPTION
                                         -----------------------------------------------------------         4/8/96 TO
                                           2000             1999             1998             1997           12/31/96
Net asset value, beginning of
  period                                 $  11.34         $  14.90         $  15.86         $  15.07         $  15.12
INCOME FROM INVESTMENT
  OPERATIONS
  Net investment income (loss)               0.09(4)          0.12(4)          0.05             0.07             0.06
  Net realized and unrealized
    gain (loss)                             (0.60)            0.07            (0.48)            2.53             1.13
                                         --------         --------         --------         --------         --------
      TOTAL FROM INVESTMENT
        OPERATIONS                          (0.51)            0.19            (0.43)            2.60             1.19
                                         --------         --------         --------         --------         --------
LESS DISTRIBUTIONS
  Dividends from net investment
    income                                  (0.17)           (0.18)           (0.05)           (0.07)           (0.06)
  Dividends from net realized
    gains                                   (0.46)           (3.57)           (0.48)           (1.74)           (1.18)
                                         --------         --------         --------         --------         --------
      TOTAL DISTRIBUTIONS                   (0.63)           (3.75)           (0.53)           (1.81)           (1.24)
                                         --------         --------         --------         --------         --------
Change in net asset value                   (1.14)           (3.56)           (0.96)            0.79            (0.05)
                                         --------         --------         --------         --------         --------
NET ASSET VALUE, END OF PERIOD           $  10.20         $  11.34         $  14.90         $  15.86         $  15.07
                                         ========         ========         ========         ========         ========
Total return(1)                            (4.64)%            1.91%          (2.61)%           17.33%            7.88%(3)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                             $25,628          $47,557          $82,531          $76,820          $42,317

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                        2.06%             1.98%           1.94%             1.94%            1.98%(2)
  Net investment income                     0.81%             0.84%           0.27%             0.50%            0.57%(2)
Portfolio turnover                           157%              141%            116%              126%             181%


(1)  Maximum sales charge is not reflected in total return calculation.
(2)  Annualized.
(3)  Not annualized.
(4)  Computed using average shares outstanding.

                       See Notes to Financial Statements                      79

Phoenix-Zweig Strategy Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)


                                                                           CLASS C
                                         ----------------------------------------------------------------------------
                                                                    YEAR ENDED DECEMBER 31
                                         ----------------------------------------------------------------------------
                                           2000             1999             1998             1997             1996
Net asset value, beginning of
  period                                 $  11.31         $  14.86         $  15.81         $  15.04         $  14.56
INCOME FROM INVESTMENT
  OPERATIONS
  Net investment income (loss)               0.09(4)          0.12(4)          0.05             0.07             0.11
  Net realized and unrealized
    gain (loss)                             (0.60)            0.07            (0.48)            2.52             1.66
                                         --------         --------         --------         --------         --------
      TOTAL FROM INVESTMENT
        OPERATIONS                          (0.51)            0.19            (0.43)            2.59             1.77
                                         --------         --------         --------         --------         --------
LESS DISTRIBUTIONS
  Dividends from net investment
    income                                  (0.16)           (0.17)           (0.04)           (0.08)           (0.11)
  Dividends from net realized
    gains                                   (0.46)           (3.57)           (0.48)           (1.74)           (1.18)
                                         --------         --------         --------         --------         --------
      TOTAL DISTRIBUTIONS                   (0.62)           (3.74)           (0.52)           (1.82)           (1.29)
                                         --------         --------         --------         --------         --------
Change in net asset value                   (1.13)           (3.55)           (0.95)            0.77             0.48
                                         --------         --------         --------         --------         --------
NET ASSET VALUE, END OF PERIOD           $  10.18         $  11.31         $  14.86         $  15.81         $  15.04
                                         ========         ========         ========         ========         ========
Total return(1)                            (4.58)%            1.94%          (2.64)%           17.30%           12.19%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                             $92,024         $184,924         $423,791         $591,512         $621,334

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                        2.06%             1.98%           1.94%             1.94%            1.98%
  Net investment income                     0.82%             0.81%           0.27%             0.50%            0.57%
Portfolio turnover                           157%              141%            116%              126%             181%



                                                                            CLASS I
                                         ------------------------------------------------------------------------------
                                                                                                                FROM
                                                           YEAR ENDED DECEMBER 31                            INCEPTION
                                         -----------------------------------------------------------         11/1/96 TO
                                           2000             1999             1998             1997            12/31/96
Net asset value, beginning of
  period                                 $  11.40         $  14.94         $  15.87         $  15.07          $  15.42
INCOME FROM INVESTMENT
  OPERATIONS
  Net investment income (loss)               0.21(4)          0.28(4)          0.17             0.23              0.04
  Net realized and unrealized
    gain (loss)                             (0.61)            0.06            (0.45)            2.54              0.83
                                         --------         --------         --------         --------          --------
      TOTAL FROM INVESTMENT
        OPERATIONS                          (0.40)            0.34            (0.28)            2.77              0.87
                                         --------         --------         --------         --------          --------
LESS DISTRIBUTIONS
  Dividends from net investment
    income                                  (0.26)           (0.31)           (0.17)           (0.23)            (0.04)
  Dividends from net realized
    gains                                   (0.46)           (3.57)           (0.48)           (1.74)            (1.18)
                                         --------         --------         --------         --------          --------
      TOTAL DISTRIBUTIONS                   (0.72)           (3.88)           (0.65)           (1.97)            (1.22)
                                         --------         --------         --------         --------          --------
Change in net asset value                   (1.12)           (3.54)           (0.93)            0.80             (0.35)
                                         --------         --------         --------         --------          --------
NET ASSET VALUE, END OF PERIOD           $  10.28         $  11.40         $  14.94         $  15.87          $  15.07
                                         ========         ========         ========         ========          ========
Total return(1)                            (3.60)%            2.96%          (1.66)%           18.52%             5.68%(3)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                                $753           $1,581           $1,407           $1,070              $903

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                        1.08%             0.96%           0.94%             0.94%             0.98%(2)
  Net investment income                     1.86%             1.92%           1.27%             1.50%             1.57%(2)
Portfolio turnover                           157%              141%            116%              126%              181%


(1)  Maximum sales charge is not reflected in total return calculation.
(2)  Annualized.
(3)  Not annualized.
(4)  Computed using average shares outstanding.

80                     See Notes to Financial Statements

PHOENIX-ZWEIG TRUST
NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2000


1. SIGNIFICANT ACCOUNTING POLICIES

  The Phoenix Zweig Trust ("the Trust") is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. To date, seven Funds are offered for sale: Appreciation Fund, Foreign Equity Fund, Government Cash Fund, Government Fund, Growth & Income Fund, Managed Assets and Strategy Fund. Each Fund has distinct investment objectives. Each of the Funds (except Government and Government Cash Funds) strives to increase investment value over the long term (capital appreciation) consistent with preserving capital and reducing portfolio exposure to market risk. The Government and Government Cash Funds focus on returning high current income. The Government Cash Fund also strives to maintain liquidity and preserve capital. Growth & Income Fund, in addition to seeking capital appreciation, strives to provide income as a secondary objective. Managed Assets strives to increase investment value from capital appreciation, dividends and interest.


  The Trust offers Class A, Class B, Class C and Class I shares on each Fund (with the exception of Foreign Equity Fund, for which Class I shares have been closed) and one additional class of shares, Class M on Government Cash Fund. Effective April 3, 2000, Class A shares are sold with a front-end sales charge of up to 5.75% for all funds except Government Cash Fund which has no front-end sales charge and Government Fund which is sold with a front-end sales charge of up to 4.75%. Prior to that date, the maximum sales charge for those certain Class A shares except Government Fund was 5.50%. Certain Class A shares, except Government Cash Fund may be sold with a 1% contingent deferred sales charge if redeemed within one year of purchase. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a 1.25% contingent deferred sales charge if redeemed within one year of purchase. Class I shares and Class M shares have no sales charge. Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of each Fund are borne pro rata by the holders of each class of shares, except that each class bears distribution expenses unique to that class.


  The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. SECURITY VALUATION:

  Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at fair value as determined in good faith by or under the direction of the Trustees.

  The Government Cash Fund uses the amortized cost method of security valuation which, in the opinion of the Trustees, represents the fair value of the particular security. The Trustees monitor the deviations between the classes' net asset value per share as determined by using available market quotations and its amortized cost per share. If the deviation exceeds 1/2 of 1%, the Board of Trustees will consider what action, if any, should be initiated to provide fair valuation. This valuation procedure allows each class of the Fund to maintain a constant net asset value of $1 per share.

B. SECURITY TRANSACTIONS AND RELATED INCOME:

  Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. The Trust does not amortize premiums except for the Government Cash Fund but does amortize discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.


  In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised guide will require the Trust to amortize premium and discount on all fixed income securities, and classify gains and losses on mortgage-and asset-backed securities presently included in realized gains and losses, as part of interest income. Upon initial adoption, the Trust will be required to adjust the cost of its fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting these accounting principles will not affect the Trust's net asset value, but will change the classification of certain amounts between interest income and unrealized gain/loss in the Statement of Operations. The Trust expects that the impact of the adoption of these principles will not be material to the financial statements.

PHOENIX-ZWEIG TRUST
NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2000 (CONTINUED)


C. INCOME TAXES:

  Each Fund is treated as a separate taxable entity. It is the policy of each Fund in the Trust to comply with the requirements of the Internal Revenue Code (the "Code"), applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. In addition, each Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D. DISTRIBUTIONS TO SHAREHOLDERS:

  Distributions are recorded by each Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, partnerships, operating losses and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

E. FOREIGN CURRENCY TRANSLATION:

  Foreign securities, other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Trust does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

F. FORWARD CURRENCY CONTRACTS:

  Foreign Equity Fund and Managed Assets may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract.

  A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by each Fund as an unrealized gain (or loss). When the contract is closed or offset with the same counterparty, the Fund records a realized gain (or loss) equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset.

G. FUTURES CONTRACTS:

  A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Each Fund (other than Government Cash
Fund) may enter into financial futures contracts as a hedge against anticipated changes in the market value of their portfolio securities. Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash and/or securities equal to the "initial margin" requirements of the futures exchange on which the contract is traded. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as daily variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the futures contract may not correspond to the change in value of the hedged instruments.

H. OPTIONS:

  Each Fund (other than Government Cash Fund), may write covered options or purchase options contracts for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies.

  Each Fund will realize a gain or loss upon the expiration or closing of the option transaction. Gains and losses on written options are reported separately in the Statement of Operations. When a written option is exercised, the proceeds on sales or amounts paid are adjusted by the amount of premium received. Options written are reported as a liability in the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. The risk associated with written options is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, or if a liquid secondary market does not exist for the contracts.


  The Funds (other than Government Cash Fund) may purchase options which are included in the Fund's Schedule of Investments and subsequently marked to market to reflect the current value of the option. When a purchased option is exercised, the cost of the security

PHOENIX-ZWEIG TRUST
NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2000 (CONTINUED)



is adjusted by the amount of premium paid. The risk associated with purchased options is limited to the premium paid. At December 31, 2000, the Trust had no options.


I. ORGANIZATION EXPENSE:

  Organization expenses are amortized on a straight line basis over a period of sixty months from the commencement of operations. If any of the initial shares are redeemed before the end of the amortization period, the proceeds of the redemption will be reduced by the pro rata share of unamortized organization expenses.

J. EXPENSES:

  Expenses incurred by the Trust with respect to any two or more Funds are allocated in proportion to the net assets of each Fund, except where allocation of direct expense to each Fund or an alternative allocation method can be more fairly made.

K. REPURCHASE AGREEMENTS:

  A repurchase agreement is a transaction where a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. Each Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. If the seller defaults and the value of the collateral declines, or if the seller enters insolvency proceedings, realization of collateral may be delayed or limited.

L. BORROWINGS

  The Trust has entered into a Liquidity Line of Credit with The Bank of New York for $100,000,000. The Trust has not had to use the Line of Credit since it was established on July 21, 1997. If a Fund uses the Line of Credit, it will be collateralized by that Fund's portfolio.

2. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS

  As compensation for its services to the Trust, the Adviser, Phoenix/ Zweig Advisers LLC (formerly Zweig/Glaser Advisers LLC prior to May 1, 2000), a wholly-owned subsidiary of Phoenix Investments Partners, Ltd., is entitled to a fee, based upon the following annual rates as a percentage of the average daily net assets of each Fund:

Appreciation Fund.......................   1.00%
Foreign Equity Fund.....................   1.00%
Government Cash Fund....................   0.50%
Government Fund.........................   0.60%
Growth & Income Fund....................   0.75%
Managed Assets..........................   1.00%
Strategy Fund...........................   0.75%

  The Adviser has agreed to reimburse the Government Cash Fund to the extent that total expenses (excluding taxes, interest, brokerage commissions and extraordinary expenses) exceed 0.65% of the average daily net assets for Class A and Class C shares, 1.35% of the average daily net assets for Class B shares, 0.35% of the average daily net assets for Class I shares and 0.41% of the average daily net assets for Class M shares through April 30, 2001.

  Zweig Consulting LLC serves as the Investment Subadviser for all Funds except Government Cash Fund.


  PEPCO an indirect majority-owned subsidiary of Phoenix Home Life Mutual Insurance Company ("PHL"), which serves as the national distributor of the Trust's shares has advised the Trust that it retained net selling commissions of $8,521 for Class A shares and deferred sales charges of $1,896 for Class A shares, $886,865 for Class B shares and $39,993 for Class C shares for the year ended December 31, 2000. In addition, each Fund pays PEPCO a distribution fee at an annual rate of 0.30% for Class A shares and 1.00% for Class B shares applied to the average daily net assets of each Fund. All Funds (other than Government Fund and Government Cash Fund) pay PEPCO a distribution fee at an annual rate of 1.00% for Class C shares applied to the average daily net assets of each Fund. The Government Cash Fund pays PEPCO a distribution fee at an annual rate of 0.30% for Class C shares applied to the average daily net assets of the Fund. The Government Fund pays PEPCO a distribution fee at an annual rate of 0.75% for Class C shares applied to the average daily net assets of the Fund. A separate distribution plan for Class M shares of Government Cash Fund provides that service organizations may be paid up to 0.30% of the average daily net assets of Class M shares, shared equally between Government Cash Fund and the Adviser. There is no distribution fee for Class I shares. The distributor has advised the Trust that of the total amount expensed for the year ended December 31, 2000, $3,208,293 was retained by the Distributor and $4,281,399 was paid out to unaffiliated participants and $6,320 was paid to W.S. Griffith, an indirect subsidiary of PHL.

PHOENIX-ZWEIG TRUST
NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2000 (CONTINUED)


  PEPCO serves Financial Agent of the Trust, and receives a fee for financial reporting, tax services and oversight of subagent's performance based upon the following annual rates as a percentage of the average daily net assets of each
Fund:

                                          1st $50   $50-200    $200+
                                          Million   Million   Million
                                          --------  --------  -------
All funds except Government Cash Fund...    0.07%     0.06%    0.01%

                                          1st $100  $100-500   $500+
                                          Million   Million   Million
                                          --------  --------  -------
Government Cash Fund....................    0.01%     0.04%    0.01%

  PFPC, Inc., a subagent to PEPCO, receives a fee which ranges from 0.085% to 0.0125% of the average daily net asset values of each Fund. Certain minimum fees and fee waivers may apply.


  PEPCO serves as the Trust's Transfer Agent with State Street Bank and Trust Company as sub-transfer agent. For the year ended December 31, 2000, transfer agent fees were $1,609,029 of which PEPCO retained $441,394 which is net of fees paid to State Street.



  At December 31, 2000 PHL and its affiliates held shares of the Trust which aggregated the following:



                                                      Aggregate
                                                      Net Asset
                                            Shares      Value
                                          ----------  ----------
Government Cash Fund....................  1,676,145   $1,676,145


3. PURCHASE AND SALE OF SECURITIES


  Purchases and sales of securities during the year ended December 31, 2000 (excluding U.S. Government and agency securities, short-term securities, futures contracts and forward currency contracts) aggregated the following:



                                           Purchases       Sales
                                          ------------  ------------
Appreciation Fund.......................  $310,460,613  $317,601,138
Foreign Equity Fund.....................        98,626     2,173,272
Growth & Income Fund....................    26,737,469    27,088,151
Managed Assets..........................   203,965,422   226,965,277
Strategy Fund...........................   341,894,686   356,214,617



  Purchases and sales of U.S. Government and agency securities during the year ended December 31, 2000 aggregated the following:



                                           Purchases       Sales
                                          ------------  -----------
Government Fund.........................  $ 52,442,360  $45,198,100
Managed Assets..........................   133,668,883   91,886,610



  At December 31, 2000, the Growth & Income Fund had entered into futures contracts as follows:



                                                                 Value of
                                                       Number    Contracts   Market        Net
                                          Expiration     of        When     Value of    Unrealized
Description                                  Date     Contracts   Opened    Contracts  Appreciation
-----------                               ----------  ---------  ---------  ---------  ------------
Standard & Poor's 500 Index.............  March '01         2    $ 652,176  $ 667,500    $15,324


4. FORWARD CURRENCY CONTRACTS


  As of December 31, 2000, Foreign Equity Fund and Managed Assets had entered into the following forward currency contracts which contractually obligate the Fund to deliver currencies at specified dates:



                                                                            Net
                                                                         Unrealized
                                                                        Appreciation
 Contracts to Deliver  In Exchange For  Settlement Date     Value      (Depreciation)
 --------------------  ---------------  ---------------  ------------  --------------

 Foreign Equity Fund
      GBP  (250,000).  US$    (369,012)       3/21/01        (374,068)   $  (5,056)
                                                                         =========

 Managed Assets
     GBP (9,200,000).  US$ (13,579,660)       3/21/01     (13,765,708)   $(186,048)
                                                                         =========



GBP=British Pound
US$=U.S Dollar


5. CREDIT RISK

  In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a fund's ability to repatriate such amounts.

6. OTHER


  As of December 31, 2000, the Government Cash Fund had 1 shareholder who individually owned more than 10% of shares outstanding which represents 40.1% of total net assets. This shareholder is not affiliated with PHL or PXP. In addition, affiliate holdings are presented in the table located within Note 2.

PHOENIX-ZWEIG TRUST
NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2000 (CONTINUED)


7. CAPITAL LOSS CARRYOVERS

  The following Funds have capital loss carryovers which may be used to offset future capital gains.


Expiration Date                           Government  Government
October 31,                               Cash Fund      Fund
-----------                               ----------  ----------
2002....................................         --   $7,227,155
2003....................................         --    1,010,121
2005....................................   $105,519           --
2007....................................         --      334,701
2008....................................         --      833,427
                                           --------   ----------
                                           $105,519   $9,405,404
                                           ========   ==========



8. RECLASSIFICATION OF CAPITAL ACCOUNTS



  In accordance with accounting pronouncements, the Funds have recorded several reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Fund and are designed generally to present undistributed income and realized gains on a tax basis. As of December 31, 2000, the Funds recorded the following reclassifications to increase (decrease) the accounts listed below:



                                          Undistributed   Accumulated     Capital paid in
                                          net investment  net realized     on shares of
                                          income (loss)   gain (loss)   beneficial interest
                                          --------------  ------------  -------------------
Appreciation Fund.......................        575,726       (579,164)           3,438
Foreign Equity Fund.....................         33,414       (119,066)          85,652
Government Fund.........................           (782)           782               --
Growth & Income Fund....................         26,398        (28,513)           2,115
Managed Assets..........................     (7,736,481)    10,907,197       (3,170,716)
Strategy Fund...........................        (33,458)        35,729           (2,271)



TAX INFORMATION NOTICE (UNAUDITED)
  For the fiscal year ended December 31, 2000, the
following Funds distributed long-term capital gain
dividends as follows:
Appreciation Fund.......................  $15,731,346
Foreign Equity Fund.....................      736,072
Managed Assets..........................   61,620,008
Strategy Fund...........................    9,728,060



  For federal income tax purposes, a percentage of the ordinary income dividends paid by the following Funds qualify for the dividends received deduction for corporate shareholders:



Appreciation Fund.......................   12.19%
Growth & Income Fund....................     5.2
Strategy Fund...........................   14.32


  This report is not authorized for distribution to prospective investors in the Phoenix-Zweig Trust unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, the Fund's record and other pertinent information.

                       REPORT OF INDEPENDENT ACCOUNTANTS

PRICEWATERHOUSECOOPERS LLP LOGO
To the Board of Trustees and Shareholders of The Phoenix-Zweig Trust


   In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments (except bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Phoenix-Zweig Appreciation Fund, Phoenix-Zweig Foreign Equity Fund, Phoenix-Zweig Government Cash Fund, Phoenix-Zweig Government Fund, Phoenix-Zweig Growth & Income Fund, Phoenix-Zweig Managed Assets, and the Phoenix-Zweig Strategy Fund (constituting the Phoenix-Zweig Trust, hereafter referred to as the "Trust") at December 31, 2000, and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


/s/ PricewaterhouseCoopers LLP


New York, New York
February 12, 2001

RESULTS OF SHAREHOLDER MEETINGS (UNAUDITED)

A special meeting of Shareholders of Phoenix-Zweig Appreciation Fund, Phoenix-Zweig Foreign Equity Fund, Phoenix-Zweig Government Fund, Phoenix-Zweig Growth & Income Fund, Phoenix-Zweig Managed Assets and Phoenix-Zweig Strategy Fund, each a series of Phoenix-Zweig Trust was held on November 30, 2000 to approve the following matters:

    1. Amend the fundamental investment restriction of each Fund regarding diversification.

    2. Amend the fundamental investment restriction of each Fund regarding concentration.

    3. Amend the fundamental investment restriction of the Appreciation Fund, the Government Fund, the Growth & Income Fund and the Strategy Fund regarding borrowing.

    4. Amend the fundamental investment restriction of Managed Assets regarding borrowing.

    5. Adopt a fundamental investment restriction of the Foreign Equity Fund regarding borrowing.

    6. Amend the fundamental investment restriction of each Fund regarding the issuance of senior securities.

    7. Amend the fundamental investment restriction of each Fund regarding underwriting.

    8. Amend the fundamental investment restriction of each Fund regarding investing in real estate.

    9. Amend the fundamental investment restriction of each Fund regarding investing in commodities.

    10. Amend the fundamental investment restriction of each Fund regarding lending.

    11. Eliminate the fundamental investment restriction each Fund regarding investing in oil, gas and/ or mineral exploration or development programs.

    12. Ratify the selection of PricewaterhouseCoopers LLP, independent accountants, to audit financial statements of the Trust.

On the record date of November 30, 2000, the shares outstanding and percentage of the shares outstanding and entitled to vote that were present by proxy were as follows:


CLASS OF SHARES                                          SHARES OUTSTANDING   PERCENTAGE PRESENT BY PROXY
---------------                                          ------------------   ---------------------------
Phoenix-Zweig Appreciation Fund                              156,314,409                51.03%
Phoenix-Zweig Foreign Equity Fund                              4,939,322                65.52%
Phoenix-Zweig Government Fund                                 27,465,079                65.59%
Phoenix-Zweig Growth & Income Fund                            15,356,364                59.44%
Phoenix-Zweig Managed Assets                                 404,504,662                54.17%
Phoenix-Zweig Strategy Fund                                  289,192,385                52.88%
Phoenix-Zweig Trust (for items 1, 2 and 6 through 12)        897,772,221                57.62%

NUMBER OF VOTES

                                                                               DELIVERED
                                          FOR         AGAINST      ABSTAIN     NOT VOTED
                                     -------------  -----------  -----------  -----------
1.   Amend the fundamental
     investment restriction of each
     Fund regarding
     diversification.                 361,646,102   16,839,463   28,604,108   75,106,340
2.   Amend the fundamental
     investment restriction of each
     Fund regarding concentration.    358,227,476   18,553,015   30,309,182   75,106,340
3.   Amend the fundamental
     investment restriction of the
     Appreciation Fund, the
     Government Fund, the Growth &
     Income Fund and the Strategy
     Fund regarding borrowing.        181,522,784   17,565,298   15,906,803   44,837,937
4.   Amend the fundamental
     investment restriction of
     Managed Assets regarding
     borrowing.                       156,312,186   18,058,065   15,240,753   29,127,077
5.   Adopt a fundamental investment
     restriction of the Foreign
     Equity Fund regarding
     borrowing.                         2,309,266      134,780       39,738      752,330
6.   Amend the fundamental
     investment restriction of each
     Fund regarding the issuance of
     senior securities.               346,651,614   28,478,922   31,959,137   75,106,340
7.   Amend the fundamental
     investment restriction of each
     Fund regarding underwriting.     352,819,394   22,849,970   31,420,309   75,106,340
8.   Amend the fundamental
     investment restriction of each
     Fund regarding investing in
     real estate.                     349,864,521   27,902,866   29,322,286   75,106,340
9.   Amend the fundamental
     investment restriction of each
     Fund regarding investing in
     commodities.                     339,839,831   37,191,327   30,058,515   75,106,340
10.  Amend the fundamental
     investment restriction of each
     Fund regarding lending.          339,814,222   35,318,779   31,956,672   75,106,340
11.  Eliminate the fundamental
     investment restriction each
     Fund regarding investing in
     oil, gas and/or mineral
     exploration or development
     programs.                        348,643,014   29,862,040   28,584,619   75,106,340
12.  Ratify the selection of
     PricewaterhouseCoopers LLP,
     independent accountants, to
     audit financial statements of
     the Trust.                       486,392,980    7,224,674   23,666,045            0

RESULTS OF SHAREHOLDER MEETINGS (UNAUDITED)

A special meeting of Shareholders of Phoenix-Zweig Government Cash Fund, a series of Phoenix-Zweig Trust, was held on November 30, 2000 to approve the following matters:

    1. Amend the fundamental investment restriction of the Fund regarding diversification.

    2. Amend the fundamental investment restriction of the Fund regarding concentration.

    3. Amend the fundamental investment restriction of the Fund regarding borrowing.

    4. Amend the fundamental investment restriction of the Fund regarding the issuance of senior securities.

    5. Amend the fundamental investment restriction of the Fund regarding underwriting.

    6. Amend the fundamental investment restriction of the Fund regarding investing in real estate.

    7. Amend the fundamental investment restriction of the Fund regarding investing in commodities.

    8. Amend the fundamental investment restriction of the Fund regarding lending.

    9. Eliminate the fundamental investment restriction of the Fund regarding investing in oil and gas interests.

    10. Eliminate the fundamental investment restriction of the Fund regarding short sales.

    11. Eliminate the fundamental investment restriction of the Fund regarding writing or purchasing put or call options.

    12. Eliminate the fundamental investment restriction of the Fund regarding the purchase of illiquid investments.

    13. Eliminate the fundamental investment restriction of the Fund regarding investing in companies for the purpose of exercising control.

    14. Eliminate the fundamental investment restriction of the Fund regarding investing in other investment companies.

    15. Eliminate the fundamental investment restriction of the Fund regarding investing in equity securities and certain bonds.

    16. Ratify the selection of PricewaterhouseCoopers LLP, independent accountants, to audit financial statements of the Trust.

On the record date of November 30, 2000, there were 190,249,856 shares outstanding and 57.26% of the shares outstanding and entitled to vote that were present by proxy.

NUMBER OF VOTES

                                                                               DELIVERED
                                          FOR         AGAINST      ABSTAIN     NOT VOTED
                                     -------------  -----------  -----------  -----------
1.   Amend the fundamental
     investment restriction of the
     Fund regarding
     diversification.                  98,582,786      454,326    5,129,041    4,768,453
2.   Amend the fundamental
     investment restriction of the
     Fund regarding concentration.     97,087,983      689,856    6,388,314    4,768,453
3.   Amend the fundamental
     investment restriction of the
     Fund regarding borrowing.         96,222,152    2,110,697    5,833,304    4,768,453
4.   Amend the fundamental
     investment restriction of the
     Fund regarding the issuance of
     senior securities.                96,569,248      499,848    7,097,057    4,768,453
5.   Amend the fundamental
     investment restriction of the
     Fund regarding underwriting.      96,580,418      561,770    7,023,965    4,768,453
6.   Amend the fundamental
     investment restriction of the
     Fund regarding investing in
     real estate.                      97,304,105    1,938,478    4,923,570    4,768,453
7.   Amend the fundamental
     investment restriction of the
     Fund regarding investing in
     commodities.                      98,141,130      879,931    5,145,092    4,768,453
8.   Amend the fundamental
     investment restriction of the
     Fund regarding lending.           97,065,278      750,760    6,350,115    4,768,453
9.   Eliminate the fundamental
     investment restriction of the
     Fund regarding investing in
     oil and gas interests.            98,212,016      822,258    5,131,879    4,768,453
10.  Eliminate the fundamental
     investment restriction of the
     Fund regarding short sales.       96,873,061      918,444    6,374,648    4,768,453
11.  Eliminate the fundamental
     investment restriction of the
     Fund regarding writing or
     purchasing put or call
     options.                          96,841,794      962,966    6,361,393    4,768,453
12.  Eliminate the fundamental
     investment restriction of the
     Fund regarding the purchase of
     illiquid investments.             97,283,383    2,175,977    4,706,793    4,768,453
13.  Eliminate the fundamental
     investment restriction of the
     Fund regarding investing in
     companies for the purpose of
     exercising control.               97,476,940    1,016,096    5,673,117    4,768,453

                                                                               DELIVERED
                                          FOR         AGAINST      ABSTAIN     NOT VOTED
                                     -------------  -----------  -----------  -----------
14.  Eliminate the fundamental
     investment restriction of the
     Fund regarding investing in
     other investment companies.       97,141,488    1,667,108    5,027,557    4,768,453
15.  Eliminate the fundamental
     investment restriction of the
     Fund regarding investing in
     equity securities and certain
     bonds.                            98,948,950      621,248    4,595,955    4,768,453
16.  Ratify the selection of
     PricewaterhouseCoopers LLP,
     independent accountants, to
     audit financial statements of
     the Trust.                       104,806,618      432,607    3,695,381            0

PHOENIX-ZWEIG TRUST
900 Third Avenue, 31st Floor
New York, New York 10022

TRUSTEES
James Balog
Claire B. Benenson
S. Leland Dill
Donald B. Romans

OFFICERS
Philip R. McLoughlin, Chairman
Martin E. Zweig, President
Michael E. Haylon, Executive Vice President
William R. Moyer, Executive Vice President
John F. Sharry, Executive Vice President
Carlton B. Neel, Senior Vice President
Thomas N. Steenburg, Senior Vice President
Barry M. Mandinach, First Vice President
David O'Brien, Vice President
Beth Abraham, Assistant Vice President
Nancy G. Curtiss, Treasurer
Marc Baltuch, Secretary

INVESTMENT ADVISER
Phoenix/Zweig Advisers LLC
900 Third Avenue, 31st Floor
New York, New York 10022-4728

PRINCIPAL UNDERWRITER

Phoenix Equity Planning Corporation
56 Prospect Street
Hartford, CT 06115-0480


TRANSFER AGENT

Phoenix Equity Planning Corporation
56 Prospect Street
Hartford, CT 06115-0480


CUSTODIAN
The Bank of New York
One Wall Street
New York, New York 10286

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

HOW TO CONTACT US


The Fund Connection               1-800-243-1574
Customer Service                  1-800-243-1574
Marketing Department              1-800-243-4361 (option 3)
Text Telephone                    1-800-243-1926



WWW.PHOENIXINVESTMENTS.COM

PHOENIX EQUITY PLANNING CORPORATION                         PRSRT STD
56 Prospect Street                                         U.S. Postage
Hartford CT 06115-0480                                         PAID
                                                              Andrew
[LOGO] PHOENIX                                              Associates
       INVESTMENT PARTNERS

For more information about
Phoenix mutual funds, please call
your financial representative or
contact us at 1-800-243-4361. Now
you can access your tax forms online
at www.phoenixinvestments.com.







PXP 1329 (2/01)